UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-07816
PCM Fund, Inc.
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive
Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: December 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Semiannual Report

December 31, 2023

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS
®
& Income Fund | PGP | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Access Income Fund | PAXS | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

PIMCO Dynamic Income Opportunities Fund | PDO | NYSE

(1)	Consolidated Schedule of Investments

Market Insights

Dear Shareholder,

This semiannual report covers the
six-month
reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark
10-year
U.S. Treasury increased during the reporting period. In many other developed markets, yields on
10-year
government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Joshua D. Ratner
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%
Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a
10-year
U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign
(non-U.S.)
securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	3

Important Information About the Funds	(Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. The possible scope and effect of synthetic LIBOR for U.S. Dollar LIBOR contracts and the LIBOR transition is unknown at this time. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO CLOSED-END FUNDS

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short-and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the Inception Date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS ® & Income Fund	05/31/05	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Access Income Fund	01/31/22	Non-Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified
PIMCO Dynamic Income Opportunities Fund	01/29/21	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees/Directors
1
are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to

1	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	5

Important Information About the Funds	(Cont.)

fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule
206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844)
33-PIMCO,
on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 33-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO CLOSED-END FUNDS

PCM Fund, Inc.

Symbol on NYSE - PCM

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Asset-Backed Securities	31.5%

Non-Agency Mortgage-Backed Securities	25.9%

Corporate Bonds & Notes	13.1%

Loan Participations and Assignments	10.9%

Short-Term Instruments ‡	7.7%

Common Stocks	6.5%

U.S. Government Agencies	2.5%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	(12.23)%	13.38%	5.25%	6.59%	8.16%
NAV	3.86%	7.49%	3.23%	5.69%	8.16%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	6.72% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦
Average Annual Return since 08/31/1993.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$7.96

NAV	$6.52

Premium/(Discount) to NAV	22.09%

Market Price Distribution Rate (2)	12.06%

NAV Distribution Rate (2)	14.72%

Total Effective Leverage (3)	41.85%

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition contributed to absolute performance, as select securities posted positive returns.

»	Security selection within residential mortgage credit contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to performance, as the asset classes posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Security selection within asset backed securities detracted from performance, as select securities posted negative returns.

»	Security selection within commercial mortgage credit detracted from performance, as select securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	7

PIMCO Global StocksPLUS
®
& Income Fund

Symbol on NYSE - PGP

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

U.S. Government Agencies	30.2%

Corporate Bonds & Notes	22.4%

Loan Participations and Assignments	12.0%

Short-Term Instruments ‡	11.0%

Non-Agency Mortgage-Backed Securities	9.9%

Common Stocks	5.7%

Asset-Backed Securities	4.0%

Sovereign Issues	2.2%

Preferred Securities	1.4%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	10.54%	21.47%	1.38%	(0.53)%	6.37%
NAV	8.03%	21.12%	7.67%	7.20%	10.23%
MSCI World Index	7.56%	23.79%	12.80%	8.60%	7.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$7.50

NAV	$7.45

Premium/(Discount) to NAV	0.67%

Market Price Distribution Rate (2)	11.04%

NAV Distribution Rate (2)	11.11%

Total Effective Leverage (3)	20.09%

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS
®
 & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to the corporate credit sector contributed to absolute performance, as the sector posted positive performance.

»	Exposure to equity index derivatives, linked to the MSCI EAFE Index, contributed to absolute performance, as the index posted positive performance.

»	Short exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute performance, as the index posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Exposure to holdings related to emerging market special situation investments, detracted from absolute performance, as the securities posted negative returns.

8	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

U.S. Government Agencies	55.8%

Corporate Bonds & Notes	18.2%

Non-Agency Mortgage-Backed Securities	10.3%

Loan Participations and Assignments	6.1%

Common Stocks	3.5%

Asset-Backed Securities	2.2%

Short-Term Instruments ‡	1.2%

Other	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	24.01%	38.53%	0.87%	5.64%	7.97%
NAV	9.02%	15.19%	2.36%	4.34%	7.39%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	6.64% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦
Average Annual Return since 2/28/1994.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The performance information shown for the Fund includes historical performance information for the periods prior to February 8, 2002, during which the Fund had a different investment manager. As of February 8, 2002, PIMCO became the Fund’s investment manager. The Fund’s performance prior to that time may have been different if the Fund were advised by PIMCO.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$6.08

NAV	$4.38

Premium/(Discount) to NAV	38.81%

Market Price Distribution Rate (2)	10.07%

NAV Distribution Rate (2)	13.97%

Total Effective Leverage (3)	36.89%

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to the corporate credit sector contributed to absolute performance, as the sector posted positive performance.

»	Exposure to agency residential mortgage securities contributed to absolute performance, as the sector posted positive performance.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Short exposure to interest rate swaps detracted from performance, as rates declined.

»	Exposure to holdings related to emerging market special situation investments detracted from absolute performance, as the securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	9

PIMCO Access Income Fund

Symbol on NYSE - PAXS

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown as of December 31, 2023
†
§

Non-Agency Mortgage-Backed Securities	32.8%

Asset-Backed Securities	19.1%

Corporate Bonds & Notes	16.5%

Loan Participations and Assignments	15.6%

Short-Term Instruments ‡	9.0%

Common Stocks	4.4%

Municipal Bonds & Notes	1.7%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	Commencement of Operations (01/31/22)
Market Price	3.15%	9.19%	(5.27)%
NAV	5.80%	6.57%	(3.85)%
ICE BofAML US High Yield Index	7.63%	13.46%	1.85%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$14.30

NAV	$14.81

Premium/(Discount) to NAV	(3.44)%

Market Price Distribution Rate (2)	12.54%

NAV Distribution Rate (2)	12.11%

Total Effective Leverage (3)	43.03%

Investment Objective and Strategy Overview

PIMCO Access Income Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition contributed to absolute performance, as select securities posted positive returns.

»	Security selection within residential mortgage credit contributed to performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably high yield and bank loans, contributed to absolute performance, as the asset classes posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Security selection within asset backed securities detracted from performance, as select securities posted negative returns.

10	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Non-Agency Mortgage-Backed Securities	27.1%

Loan Participations and Assignments	17.8%

Corporate Bonds & Notes	17.7%

Asset-Backed Securities	15.9%

Short-Term Instruments ‡	10.3%

Common Stocks	6.1%

Municipal Bonds & Notes	1.3%

Sovereign Issues	1.2%

Other	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (05/30/12)
Market Price	3.41%	12.86%	2.75%	8.28%	10.14%
NAV	7.49%	13.08%	3.76%	7.72%	10.51%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	5.40%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$17.95

NAV	$17.18

Premium/(Discount) to NAV	4.48%

Market Price Distribution Rate (2)	14.74%

NAV Distribution Rate (2)	15.40%

Total Effective Leverage (3)	40.53%

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield contributed to absolute performance, as the asset classes posted positive returns.

»	Security selection within mortgage credit contributed to performance, as select securities posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Security selection within municipal bonds detracted from performance, as a select taxable municipal security posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	11

PIMCO Dynamic Income Opportunities Fund

Symbol on NYSE - PDO

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Non-Agency Mortgage-Backed Securities	27.8%

Corporate Bonds & Notes	22.7%

Loan Participations and Assignments	16.7%

Asset-Backed Securities	13.6%

Short-Term Instruments ‡	8.9%

Common Stocks	5.2%

Real Estate Investment Trusts	1.1%

Convertible Bonds & Notes	1.1%

U.S. Government Agencies	1.1%

Municipal Bonds & Notes	1.1%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	Commencement of Operations (01/29/21)
Market Price	(0.19)%	8.23%	(4.54)%
NAV	4.08%	5.49%	(3.76)%
ICE BofAML US High Yield Index	7.63%	13.46%	1.93%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$12.24

NAV	$12.42

Premium/(Discount) to NAV	(1.45)%

Market Price Distribution Rate (2)	12.54%

NAV Distribution Rate (2)	12.36%

Total Effective Leverage (3)	42.30%

Investment Objective and Strategy Overview

PIMCO Dynamic Income Opportunities Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	Security selection within residential mortgage credit contributed to performance, as select securities posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Security selection within commercial mortgage credit detracted from performance, as select securities posted negative returns.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

12	PIMCO CLOSED-END FUNDS

Index Descriptions

Index*	Index Description

ICE BofAML U.S. High Yield Index
ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

MSCI World Index
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	13

Financial Highlights

		Investment Operations			Less Distributions (c)

Selected Per Share Data for the Year or Period Ended ^:	Net Asset Value Beginning of Year or Period (a)	Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

07/01/2023 - 12/31/2023+	$6.74	$0.28	$(0.02)	$0.26	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2023	7.69	0.82	(0.81)	0.01	(0.73)	0.00	(0.23)	(0.96)

06/30/2022	9.52	0.79	(1.66)	(0.87)	(0.93)	0.00	(0.03)	(0.96)

06/30/2021	8.47	0.97	1.04	2.01	(0.96)	0.00	0.00	(0.96)

06/30/2020	10.19	0.86	(1.62)	(0.76)	(0.95)	0.00	(0.01)	(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

PIMCO Global StocksPLUS ® & Income Fund

07/01/2023 - 12/31/2023+	$7.29	$0.33	$0.24	$0.57	$(0.41)	$0.00	$0.00	$(0.41)

06/30/2023	7.27	0.77	0.08	0.85	(0.83)	0.00	0.00	(0.83)

06/30/2022	10.44	0.87	(3.21)	(2.34)	(0.83)	0.00	0.00	(0.83)

06/30/2021	7.47	0.95	2.85	3.80	(0.83)	0.00	0.00	(0.83)

06/30/2020	9.89	1.10	(2.42)	(1.32)	(0.85)	0.00	(0.25)	(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

PIMCO Strategic Income Fund, Inc.

07/01/2023 - 12/31/2023+	$4.32	$0.20	$0.17	$0.37	$(0.31)	$0.00	$0.00	$(0.31)

06/30/2023	4.68	0.39	(0.14)	0.25	(0.61)	0.00	0.00	(0.61)

06/30/2022	6.55	0.61	(1.87)	(1.26)	(0.60)	0.00	(0.01)	(0.61)

06/30/2021	5.94	0.58	0.64	1.22	(0.41)	0.00	(0.20)	(0.61)

06/30/2020	7.12	0.74	(1.20)	(0.46)	(0.49)	0.00	(0.23)	(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

PIMCO Access Income Fund (Consolidated)

07/01/2023 - 12/31/2023+	$14.86	$0.74	$0.11	$0.85	$(0.90)	$0.00	$0.00	$(0.90)

06/30/2023	17.20	1.81	(1.90)	(0.09)	(2.25)	0.00	0.00	(2.25)

01/31/2022 - 06/30/2022	20.00	0.45	(2.78)	(2.33)	(0.47)	0.00	0.00	(0.47)

PIMCO Dynamic Income Fund (Consolidated)

07/01/2023 - 12/31/2023+	$17.27	$0.88	$0.27	$1.15	$(1.32)	$0.00	$0.00	$(1.32)

06/30/2023	19.72	2.23	(1.56)	0.67	(3.30)	0.00	0.00	(3.30)

06/30/2022	25.23	2.84	(5.77)	(2.93)	(2.65)	0.00	0.00	(2.65)

06/30/2021	22.59	2.51	2.57	5.08	(2.52)	0.00	(0.13)	(2.65)

06/30/2020	28.29	2.92	(5.80)	(2.88)	(3.07)	0.00	0.00	(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

PIMCO Dynamic Income Opportunities Fund (Consolidated)

07/01/2023 - 12/31/2023+	$12.69	$0.55	$(0.05)	$0.50	$(0.77)	$0.00	$0.00	$(0.77)

06/30/2023	15.31	1.50	(1.63)	(0.13)	(2.49)	0.00	0.00	(2.49)

06/30/2022	20.50	1.73	(5.01)	(3.28)	(1.79)	(0.12)	0.00	(1.91)

01/29/2021 - 06/30/2021	20.00	0.49	0.47	0.96	(0.47)	0.00	0.00	(0.47)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information

(d)
Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	Effective December 13, 2021, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 1.10%.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets
Increase resulting from Common Share Offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period (a)	Market Price End of Year or Period	Total Investment Return (d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses (e)		Expenses Excluding Waivers (e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$6.52	$7.96	(12.23)%	$78,089	7.11	%*	7.11	%*	1.64	%*	1.64	%*	8.77	%*	4%

	N/A		N/A	6.74	9.63	16.30	80,318	5.68		5.68		1.68		1.68		11.29		20

	N/A		N/A	7.69	9.25	(14.44)	90,639	2.30		2.30		1.63		1.63		8.71		65

	N/A		N/A	9.52	11.87	38.25	111,154	2.49		2.49		1.60		1.60		10.56		127

	N/A		N/A	8.47	9.42	(8.33)	98,539	3.39		3.39		1.54		1.54		9.09		15

	N/A		N/A	10.19	11.32	8.26	118,181	3.35		3.35		1.41		1.41		6.89		8

$	N/A	$	N/A	$7.45	$7.50	10.54%	$84,989	3.80	%*	3.80	%*	1.45	%*	1.45	%*	9.45	%*	282%

	N/A		N/A	7.29	7.20	2.32	82,667	3.79		3.79		1.65		1.65		10.69		483

	N/A		N/A	7.27	7.89	(22.51)	81,353	2.09		2.09		1.76		1.76		8.96		373

	N/A		N/A	10.44	11.10	48.12	115,748	2.03		2.03		1.66		1.66		10.35		503

	N/A		N/A	7.47	8.19	(26.51)	82,109	2.78		2.78		1.65		1.65		12.56		395

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64		2.64		1.53		1.53		11.37		381

$	N/A	$	N/A	$4.38	$6.08	24.01%	$200,907	5.08	%*	5.08	%*	0.97	%*	0.97	%*	9.31	%*	436%

	N/A		N/A	4.32	5.20	14.43	196,497	3.87		3.87		0.97		0.97		8.73		639

	N/A		N/A	4.68	5.13	(25.44)	210,018	1.44		1.44		0.98		0.98		10.29		678

	N/A		N/A	6.55	7.61	30.90	290,989	1.36		1.36		0.96		0.96		8.97		774

	N/A		N/A	5.94	6.37	(27.94)	261,163	2.61		2.61		0.98		0.98		11.28		679

	N/A		N/A	7.12	9.71	9.57	309,287	3.20		3.20		0.97		0.97		8.52		655

$	N/A	$	N/A	$14.81	$14.30	3.15%	$651,970	7.25	%*	7.25	%*	2.21	%*	2.21	%*	10.16	%*	6%

	N/A		N/A	14.86	14.75	7.53	653,891	5.92		5.92		2.24		2.24		11.10		28

	N/A		N/A	17.20	15.83	(18.72)	756,653	1.79	*	1.79	*	1.51	*	1.51	*	5.81	*	16

	$0.08		$0.00	$17.18	$17.95	3.41%	$4,906,845	6.50	%*	6.50	%*	1.90	%*	1.90	%*	10.45	%*	8%

	0.18		0.00	17.27	18.75	7.22	4,578,482	5.12		5.12		1.92		1.92		12.10		20

	0.07		0.00	19.72	20.87	(19.10)	4,466,886	2.64	(f)	2.64	(f)	2.00	(f)	2.00	(f)	12.28		27

	0.21		0.00	25.23	28.81	29.29	1,781,435	2.78		2.78		2.04		2.04		10.36		38

	0.25		0.00	22.59	24.72	(14.18)	1,375,107	3.72		3.72		1.99		1.99		11.44		21

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96		3.96		1.89		1.89		9.70		12

	$0.00		$0.00	$12.42	$12.24	(0.19)%	$1,399,276	6.83	%*	6.83%		2.02	%*	2.02	%*	9.07	%*	8%

	0.00		0.00	12.69	13.06	13.17	1,406,536	5.75		5.75		2.11		2.11		10.67		17

	N/A		N/A	15.31	13.85	(33.77)	1,684,507	2.79		2.79		2.12		2.12		9.11		47

	0.01		N/A	20.50	23.18	16.70	2,227,301	2.10	*	2.10	*	1.78	*	1.78	*	5.93	*	49

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	15

Statements of Assets and Liabilities	December 31, 2023 (Unaudited)

(Amounts in thousands † , except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$122,093	$124,513	$603,871
Investments in Affiliates	9,566	14,325	4,761
Financial Derivative Instruments
Exchange-traded or centrally cleared	61	205	419
Over the counter	0	2,547	62
Cash	75	54	115
Deposits with counterparty	1,818	3,525	8,489
Foreign currency, at value	5	0	71
Receivable for investments sold	216	715	2,530
Receivable for TBA investments sold	0	48,656	263,452
Interest and/or dividends receivable	884	1,608	3,286
Dividends receivable from Affiliates	36	51	39
Other assets	72	66	0
Total Assets	134,826	196,265	887,095

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$54,097	$19,520	$116,233
Payable for short sales	0	655	3,509
Financial Derivative Instruments
Exchange-traded or centrally cleared	2	887	131
Over the counter	160	210	416
Payable for investments purchased	282	288	4,526
Payable for investments in Affiliates purchased	41	59	41
Payable for TBA investments purchased	0	84,861	553,143
Payable for unfunded loan commitments	318	116	106
Deposits from counterparty	774	3,783	5,570
Distributions payable to common shareholders	959	787	2,339
Overdraft due to custodian	0	10	0
Accrued management fees	104	98	166
Foreign capital gains tax payable	0	2	7
Other liabilities	0	0	1
Total Liabilities	56,737	111,276	686,188

Commitments and contingent liabilities^

Net Assets Applicable to Common Shareholders	$78,089	$84,989	$200,907

Net Assets Applicable to Common Shareholders Consist of:

Par value ^^	$12	$0	$0
Paid in capital in excess of par	111,528	136,245	346,157
Distributable earnings (accumulated loss)	(33,451)	(51,256)	(145,250)

Net Assets Applicable to Common Shareholders	$78,089	$84,989	$200,907

Common Shares Outstanding	11,985	11,407	45,861

Net Asset Value Per Common Share (a)	$6.52	$7.45	$4.38

Cost of investments in securities	$140,665	$147,868	$663,958
Cost of investments in Affiliates	$9,564	$14,322	$4,760
Cost of foreign currency held	$4	$0	$0
Proceeds received on short sales	$0	$647	$3,347
Cost or premiums of financial derivative instruments, net	$1,088	$568	$9,529

* Includes repurchase agreements of:	$355	$499	$1,482

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.001 per share), ($0.00001 per share), ($0.00001 per share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	December 31, 2023	(Unaudited)

(Amounts in thousands † , except per share amounts)	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Assets:

Investments, at value
Investments in securities*	$1,036,685	$7,175,518	$2,140,560
Investments in Affiliates	91,888	863,300	154,334
Financial Derivative Instruments
Exchange-traded or centrally cleared	706	5,016	1,830
Over the counter	1,020	12,347	7,289
Cash	1,441	0	1,086
Deposits with counterparty	15,046	133,920	55,349
Receivable for investments sold	5,631	99,529	55,661
Receivable for Fund shares sold	0	1,641	0
Interest and/or dividends receivable	13,360	88,817	34,481
Dividends receivable from Affiliates	298	2,159	575
Other assets	68	3,098	457
Total Assets	1,166,143	8,385,345	2,451,622

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$491,631	$3,271,734	$1,005,997
Financial Derivative Instruments
Exchange-traded or centrally cleared	21	702	338
Over the counter	840	13,057	3,011
Payable for investments purchased	2,968	57,941	9,165
Payable for investments in Affiliates purchased	343	2,465	662
Payable for unfunded loan commitments	3,211	18,811	3,291
Deposits from counterparty	6,906	36,485	12,729
Distributions payable to common shareholders	6,578	62,557	14,409
Overdraft due to custodian	441	6,748	385
Accrued management fees	1,232	7,707	2,313
Foreign capital gains tax payable	1	107	43
Other liabilities	1	186	3
Total Liabilities	514,173	3,478,500	1,052,346

Commitments and contingent liabilities^

Net Assets Applicable to Common Shareholders	$651,970	$4,906,845	$1,399,276

Net Assets Applicable to Common Shareholders Consist of:

Par value ^^	$0	$3	$1
Paid in capital in excess of par	880,383	7,211,908	2,235,017
Distributable earnings (accumulated loss)	(228,413)	(2,305,066)	(835,742)

Net Assets Applicable to Common Shareholders	$651,970	$4,906,845	$1,399,276

Common Shares Outstanding	44,030	285,537	112,658

Net Asset Value Per Common Share (a) :	$14.81	$17.18	$12.42

Cost of investments in securities	$1,177,058	$8,398,525	$2,639,981
Cost of investments in Affiliates	$91,866	$766,445	$154,296
Cost or premiums of financial derivative instruments, net	$11,229	$27,997	$20,388

* Includes repurchase agreements of:	$0	$154,274	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	17

Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands † )	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$6,031	$4,966	$13,705
Dividends	56	119	99
Dividends from Investments in Affiliates	59	113	56
Miscellaneous income	0	19	0
Total Income	6,146	5,217	13,860

Expenses:

Management fees	628	554	919
Trustee fees and related expenses	5	17	12
Interest expense	2,115	924	3,958
Miscellaneous expense	4	0	10
Total Expenses	2,752	1,495	4,899

Net Investment Income (Loss)	3,394	3,722	8,961

Net Realized Gain (Loss):

Investments in securities	(1,860)	(4,243)	(11,794)
Investments in Affiliates	1	0	1
Exchange-traded or centrally cleared financial derivative instruments	(2,433)	(3,329)	5,020
Over the counter financial derivative instruments	(31)	7,379	44
Foreign currency	0	(29)	(843)

Net Realized Gain (Loss)	(4,323)	(222)	(7,572)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	696	6,302	20,802
Investments in Affiliates	2	3	1
Exchange-traded or centrally cleared financial derivative instruments	3,019	2,759	(5,813)
Over the counter financial derivative instruments	128	(6,042)	278
Foreign currency assets and liabilities	0	28	21

Net Change in Unrealized Appreciation (Depreciation)	3,845	3,050	15,289

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,916	$6,550	$16,678

* Foreign tax withholdings	$0	$6	$15

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands † )	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Investment Income:

Interest, net of foreign taxes*	$54,396	$387,305	$105,292
Dividends	828	2,379	2,261
Dividends from Investments in Affiliates	419	3,180	906
Total Income	55,643	392,864	108,459

Expenses:

Management fees	7,041	43,787	13,641
Trustee fees and related expenses	40	266	90
Interest expense	16,091	106,593	32,827
Miscellaneous expense	6	68	18
Total Expenses	23,178	150,714	46,576

Net Investment Income (Loss)	32,465	242,150	61,883

Net Realized Gain (Loss):

Investments in securities	(25,355)	(127,893)	(81,951)
Investments in Affiliates	3	25	3
Exchange-traded or centrally cleared financial derivative instruments	(4,863)	(159,882)	(41,689)
Over the counter financial derivative instruments	3,320	(4,241)	5,653
Foreign currency	(545)	4,526	(484)

Net Realized Gain (Loss)	(27,440)	(287,465)	(118,468)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	24,450	133,881	56,895
Investments in Affiliates	22	32,327	38
Exchange-traded or centrally cleared financial derivative instruments	10,066	187,906	53,725
Over the counter financial derivative instruments	(881)	22,398	4,244
Foreign currency assets and liabilities	(1,579)	(4,393)	(2,032)

Net Change in Unrealized Appreciation (Depreciation)	32,078	372,119	112,870

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,103	$326,804	$56,285

* Foreign tax withholdings - Interest	$3	$150	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	19

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS ® & Income Fund

(Amounts in thousands † )	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,394	$9,680	$3,722	$8,679
Net realized gain (loss)	(4,323)	(3,469)	(222)	(17,101)
Net change in unrealized appreciation (depreciation)	3,845	(6,281)	3,050	18,061

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	2,916	(70)	6,550	9,639

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(5,737)	(8,675)	(4,710)	(9,334)
Tax basis return of capital	0	(2,703)	0	0

Total Distributions to Common Shareholders (a)	(5,737)	(11,378)	(4,710)	(9,334)

Common Share Transactions*:

Issued as reinvestment of distributions	592	1,127	482	1,009

Net Increase (decrease) resulting from common share transactions	592	1,127	482	1,009

Total increase (decrease) in net assets applicable to common shareholders	(2,229)	(10,321)	2,322	1,314

Net Assets Applicable to Common Shareholders:

Beginning of period	80,318	90,639	82,667	81,353
End of period	$78,089	$80,318	$84,989	$82,667

*Common Share Transactions:

Shares issued as reinvestment of distributions	72	131	70	140
Net increase (decrease) in common shares outstanding	72	131	70	140

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Strategic Income Fund, Inc.

Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

$8,961	$17,754
(7,572)	(13,114)
15,289	6,292

16,678	10,932

(13,990)	(27,542)
0	(135)

(13,990)	(27,677)

1,722	3,224

1,722	3,224

4,410	(13,521)

196,497	210,018
$200,907	$196,497

339	644
339	644

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	21

Consolidated Statements of Changes in Net Assets

	PIMCO Access Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands † )	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,465	$79,679	$242,150	$544,739
Net realized gain (loss)	(27,440)	(50,054)	(287,465)	(215,286)
Net change in unrealized appreciation (depreciation)	32,078	(33,804)	372,119	(165,047)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	37,103	(4,179)	326,804	164,406

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(39,453)	(98,875)	(364,408)	(803,703)

Total Distributions to Common Shareholders (a)	(39,453)	(98,875)	(364,408)	(803,703)

Common Share Transactions*:

Net proceeds from at-the-market offering	0	0	324,907	659,397
At-the-market offering costs	0	0	(416)	0
Issued as reinvestment of distributions	429	292	41,476	91,496

Net increase (decrease) resulting from common share transactions	429	292	365,967	750,893

Total increase (decrease) in net assets applicable to common shareholders	(1,921)	(102,762)	328,363	111,596

Net Assets Applicable to Common Shareholders:

Beginning of period	653,891	756,653	4,578,482	4,466,886
End of period	$651,970	$653,891	$4,906,845	$4,578,482

*Common Share Transactions:

Shares sold	0	0	17,987	33,641
Shares issued as reinvestment of distributions	29	18	2,420	4,931
Net increase (decrease) in common shares outstanding	29	18	20,407	38,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Dividends and Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Dynamic Income Opportunities Fund

Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

$61,883	$165,765
(118,468)	(175,444)
112,870	(4,391)

56,285	(14,070)

(86,091)	(275,384)

(86,091)	(275,384)

13,784	527
(55)	0
8,817	10,956

22,546	11,483

(7,260)	(277,971)

1,406,536	1,684,507
$1,399,276	$1,406,536

1,066	37
715	787
1,781	824

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	23

Statements of Cash Flows

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands † )	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,916	$6,550	$16,678

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(6,566)	(334,070)	(2,447,853)
Proceeds from sales of long-term securities	23,596	336,272	2,386,532
(Purchases) Proceeds from sales of short-term portfolio investments, net	(2,339)	2,027	6,173
(Increase) decrease in deposits with counterparty	(140)	(358)	627
(Increase) decrease in receivable for investments sold	337	(3,390)	157,107
(Increase) decrease in interest and/or dividends receivable	461	473	260
(Increase) decrease in dividends receivable from Affiliates	(36)	(51)	(39)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	430	(15)	(1,307)
Proceeds from (Payments on) over the counter financial derivative instruments	68	7,518	83
(Increase) decrease in other assets	0	(1)	0
Increase (decrease) in payable for investments purchased	(214)	1,931	(117,080)
Increase (decrease) in payable for unfunded loan commitments	(880)	(655)	(1,597)
Increase (decrease) in deposits from counterparty	774	(4,790)	4,980
Increase (decrease) in accrued management fees	(13)	(4)	0
Proceeds from (Payments on) short sales transactions, net	0	(13)	969
Proceeds from (Payments on) foreign currency transactions	0	10	(849)
Increase (decrease) in foreign capital gains tax payable	0	(3)	(5)
Net Realized (Gain) Loss
Investments in securities	1,860	4,243	11,794
Investments in Affiliates	(1)	0	(1)
Exchange-traded or centrally cleared financial derivative instruments	2,433	3,329	(5,020)
Over the counter financial derivative instruments	31	(7,379)	(44)
Foreign currency	0	29	843
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(696)	(6,302)	(20,802)
Investments in Affiliates	(2)	(3)	(1)
Exchange-traded or centrally cleared financial derivative instruments	(3,019)	(2,759)	5,813
Over the counter financial derivative instruments	(128)	6,042	(278)
Foreign currency assets and liabilities	0	(28)	(21)
Net amortization (accretion) on investments	(471)	(655)	(1,190)

Net Cash Provided by (Used for) Operating Activities	18,401	7,948	(4,228)

Cash Flows Received from (Used for) Financing Activities:

Increase (decrease) in overdraft due to custodian	0	(28)	(40)
Cash distributions paid to common shareholders*	(5,139)	(4,223)	(12,251)
Proceeds from reverse repurchase agreements	155,459	66,286	325,633
Payments on reverse repurchase agreements	(168,653)	(69,938)	(308,928)

Net Cash Received from (Used for) Financing Activities	(18,333)	(7,903)	4,414

Net Increase (Decrease) in Cash and Foreign Currency	68	45	186

Cash and Foreign Currency:

Beginning of period	12	9	0
End of period	$80	$54	$186

* Reinvestment of distributions	$592	$482	$1,722

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,366	$1,030	$3,608
Non-Cash Payment In-Kind	$36	$175	$737

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Cash Flows

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands † )	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$37,103	$326,804	$56,285

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(84,960)	(592,124)	(166,102)
Proceeds from sales of long-term securities	92,342	1,001,813	365,819
(Purchases) Proceeds from sales of short-term portfolio investments, net	68,408	(361,129)	(93,044)
(Increase) decrease in deposits with counterparty	(922)	(24,226)	4,428
(Increase) decrease in receivable for investments sold	26,268	227,232	86,565
(Increase) decrease in interest and/or dividends receivable	1,431	22,526	8,373
(Increase) decrease in dividends receivable from Affiliates	(298)	(2,159)	(575)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,096	22,340	9,980
Proceeds from (Payments on) over the counter financial derivative instruments	3,495	(2,923)	6,025
(Increase) decrease in other assets	(68)	300	(133)
Increase (decrease) in payable for investments purchased	(83,062)	(234,340)	(8,753)
Increase (decrease) in payable for unfunded loan commitments	360	(21,789)	(12,591)
Increase (decrease) in deposits from counterparty	4,582	22,780	4,289
Increase (decrease) in accrued management fees	(75)	198	(242)
Increase (decrease) in foreign capital gains taxes payable	(1)	(198)	(119)
Proceeds from (Payments on) foreign currency transactions	(837)	4,742	(1,644)
Increase (decrease) in other liabilities	1	(27)	1
Net Realized (Gain) Loss
Investments in securities	25,355	127,893	81,951
Investments in Affiliates	(3)	(25)	(3)
Exchange-traded or centrally cleared financial derivative instruments	4,863	159,882	41,689
Over the counter financial derivative instruments	(3,320)	4,241	(5,653)
Foreign currency	545	(4,526)	484
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(24,450)	(133,881)	(56,895)
Investments in Affiliates	(22)	(32,327)	(38)
Exchange-traded or centrally cleared financial derivative instruments	(10,066)	(187,906)	(53,725)
Over the counter financial derivative instruments	881	(22,398)	(4,244)
Foreign currency assets and liabilities	1,579	4,393	2,032
Net amortization (accretion) on investments	(8,158)	(61,768)	(14,165)

Net Cash Provided by (Used for) Operating Activities	55,067	243,398	249,995

Cash Flows Received from (Used for) Financing Activities:
Net proceeds from at-the-market offering	0	330,866	13,784
Net at-the-market offering cost	0	(416)	(55)
Increase (decrease) in overdraft due to custodian	(3,433)	(619)	385
Cash distributions paid*	(39,020)	(318,317)	(77,046)
Proceeds from reverse repurchase agreements	1,636,879	10,440,392	2,721,899
Payments on reverse repurchase agreements	(1,654,922)	(10,699,632)	(2,912,748)

Net Cash Received from (Used for) Financing Activities	(60,496)	(247,726)	(253,781)

Net Increase (Decrease) in Cash and Foreign Currency	(5,429)	(4,328)	(3,786)

Cash and Foreign Currency:

Beginning of period	6,870	4,328	4,872
End of period	$1,441	$0	$1,086

* Reinvestment of distributions	$429	$41,476	$8,817

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$16,287	$111,384	$33,795
Non Cash Payment in Kind	$2,863	$12,650	$6,273

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	25

Schedule of Investments	PCM Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 156.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.3%

Amsurg
TBD% due 11/03/2026 «	$81	$81
TBD% due 09/15/2028 «	1,659	1,659

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026	1,284	973

Encina Private Credit LLC
TBD% - 9.241% due 11/30/2025 «µ	1,011	990

Exgen Texas Power LLC
12.272% due 10/08/2026 «	924	928

Incora
TBD% - 13.988% due 03/01/2024 «	1,025	1,087

Ivanti Software, Inc.
9.907% due 12/01/2027	1,659	1,580

Lealand Finance Co. BV
8.470% due 06/28/2024	27	19

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (b)	204	85

Lifepoint Health, Inc.
11.168% due 11/16/2028	560	559

PUG LLC
8.970% due 02/12/2027	688	679
9.720% due 02/12/2027	280	279

Radiate Holdco LLC
8.720% due 09/25/2026	393	317

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «	86	83

Softbank Vision Fund
5.000% due 12/21/2025 «	564	539

Syniverse Holdings, Inc.
12.348% due 05/13/2027	1,998	1,767

U.S. Renal Care, Inc.
10.470% due 06/20/2028	2,070	1,578

Veritas U.S., Inc.
10.470% due 09/01/2025	819	683

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029	355	263

Windstream Services LLC
11.706% due 09/21/2027	164	156

Total Loan Participations and Assignments (Cost $14,402)		14,305

CORPORATE BONDS & NOTES 22.2%

BANKING & FINANCE 5.6%

CBRE Services, Inc.
5.950% due 08/15/2034 (j)	1,100	1,157

Navient Corp.
5.625% due 01/25/2025	51	48

SVB Financial Group
1.800% due 02/02/2031 ^(c)	284	189
4.345% due 04/29/2028 ^(c)	100	66
4.570% due 04/29/2033 ^(c)	200	132

Uniti Group LP
6.000% due 01/15/2030 (j)	1,065	745
10.500% due 02/15/2028 (j)	807	819

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(c)	2,205	1,199

		4,355

INDUSTRIALS 16.1%

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (b)	183	148

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)	525	419

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)	458	370

CVS Pass-Through Trust
5.880% due 01/10/2028 (j)	587	581

Directv Financing LLC
5.875% due 08/15/2027	200	188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.250% due 12/01/2026 (j)	$660	$567
5.750% due 12/01/2028 (j)	400	320

DISH Network Corp.
11.750% due 11/15/2027 (j)	800	836

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)	14	3

GN Bondco LLC
9.500% due 10/15/2031	100	98

LifePoint Health, Inc.
9.875% due 08/15/2030	100	101
11.000% due 10/15/2030	500	527

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	300	323

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029	100	107

Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)	261	241
5.750% due 09/30/2039 (j)	1,092	1,087

Transocean Aquila Ltd.
8.000% due 09/30/2028	400	406

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (j)	249	191

Valaris Ltd.
8.375% due 04/30/2030	100	103

Venture Global LNG, Inc.
8.125% due 06/01/2028	100	101

Veritas U.S., Inc.
7.500% due 09/01/2025 (j)	650	537

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)	4,180	3,804

Windstream Escrow LLC
7.750% due 08/15/2028 (j)	1,752	1,536

		12,594

UTILITIES 0.5%

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	1
4.300% due 03/15/2045 (j)	463	364

		365

Total Corporate Bonds & Notes (Cost $19,379)		17,314

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (b)(j)	700	465

Total Convertible Bonds & Notes (Cost $690)		465

MUNICIPAL BONDS & NOTES 1.6%

PUERTO RICO 1.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,328	725
0.000% due 11/01/2051	1,188	558

Total Municipal Bonds & Notes (Cost $1,229)		1,283

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
4.000% due 06/25/2050 (a)(j)	2,857	532

Freddie Mac
0.698% due 05/25/2050 •(a)(j)	1,496	207
0.700% due 11/25/2055 ~(a)	5,951	356
2.010% due 11/25/2045 ~(a)	1,027	71
3.500% due 02/25/2041 (a)(j)	1,703	210
4.000% due 07/25/2050 (a)(j)	5,468	1,206
5.000% due 03/15/2040 (a)(j)	178	9
10.602% due 10/25/2029 •(j)	250	273
13.002% due 12/25/2027 •	381	401

Total U.S. Government Agencies (Cost $3,410)		3,265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 43.6%

245 Park Avenue Trust
3.657% due 06/05/2037 ~(j)	$1,065	$857

Adjustable Rate Mortgage Trust
5.556% due 01/25/2036 «~	48	43

Ashford Hospitality Trust
6.934% due 04/15/2035 ~(j)	900	880

Banc of America Alternative Loan Trust
5.278% due 04/25/2037 «~	62	53

Banc of America Funding Trust
3.500% due 03/20/2036 «~	33	27
4.107% due 12/20/2034 ~	183	134
5.806% due 03/25/2037 «~	34	34
7.000% due 10/25/2037 «	318	218

Banc of America Mortgage Trust
4.733% due 06/25/2035 «~	37	34
5.043% due 06/20/2031 «~	108	105

Bancorp Commercial Mortgage Trust
9.193% due 08/15/2032 ~(j)	190	188

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(j)	1,000	758
8.484% due 10/15/2037 •(j)	900	859

BCAP LLC Trust
5.698% due 07/26/2036 ~	50	41

Bear Stearns ALT-A Trust
3.764% due 05/25/2036 ~	804	729
3.900% due 05/25/2036 ~	23	16
4.007% due 01/25/2047 ~	21	9
4.235% due 08/25/2036 ~	183	93
4.492% due 11/25/2036 ~	458	239
4.529% due 07/25/2035 ~	100	72
5.125% due 09/25/2034 «~	60	56
5.810% due 04/25/2037 •	382	335

Bear Stearns Asset-Backed Securities Trust
5.500% due 12/25/2035 «	22	14

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	33	31

BHP Trust
8.347% due 08/15/2036 ~(j)	588	575

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 þ	92	85

CD Mortgage Trust
5.688% due 10/15/2048	57	52

Chase Mortgage Finance Trust
6.000% due 03/25/2037	156	88

Citigroup Commercial Mortgage Trust
5.442% due 12/10/2049 ~	224	144

Citigroup Mortgage Loan Trust
4.860% due 10/25/2035 ~	920	752
4.984% due 11/25/2035 ~(j)	1,081	600
6.250% due 11/25/2037 ~	649	297

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.078% due 09/25/2035 «~	58	41

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(j)	87	86

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	133	15

Connecticut Avenue Securities Trust
8.437% due 10/25/2041 •(j)	800	808

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	372	162
6.000% due 11/25/2035 «	158	25
6.000% due 04/25/2036 (j)	2,129	1,022
6.012% due 12/25/2035 •(j)	525	435
6.020% due 10/25/2037 •(j)	3,435	854
6.030% due 02/25/2037 •	118	95
6.050% due 02/25/2036 •	361	319

Countrywide Home Loan Mortgage Pass-Through Trust
4.126% due 09/20/2036 ~	54	47
4.430% due 09/25/2047 ~	174	153
6.000% due 05/25/2037	180	82
6.110% due 03/25/2035 •	64	55
7.340% due 03/25/2046 •	305	199
7.884% due 02/20/2036 •	2	2

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 «	$28	$28

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036 (j)	847	417
6.396% due 04/25/2036 þ	140	74
6.500% due 05/25/2036 «	144	56

DBGS Mortgage Trust
0.194% due 10/15/2036 ~(a)	147,870	223
7.509% due 06/15/2033 •(j)	900	582
8.059% due 06/15/2033 •(j)	200	113

Extended Stay America Trust
9.176% due 07/15/2038 ~(j)	840	824

First Horizon Alternative Mortgage Securities Trust
6.220% due 08/25/2035 «~	1	0

Freddie Mac
12.837% due 10/25/2041 •(j)	1,100	1,159
13.137% due 11/25/2041 ~(j)	1,100	1,168

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(j)	800	720
4.591% due 10/10/2032 ~	100	88

GS Mortgage Securities Trust
0.448% due 08/10/2043 ~(a)	1,772	15

GSR Mortgage Loan Trust
4.285% due 03/25/2047 ~	573	367

HarborView Mortgage Loan Trust
5.970% due 01/19/2036 •	390	236

IndyMac INDA Mortgage Loan Trust
3.862% due 06/25/2037 ~	92	70

IndyMac INDX Mortgage Loan Trust
3.242% due 05/25/2036 «~	88	47
6.270% due 11/25/2034 •	213	189

JP Morgan Alternative Loan Trust
6.500% due 03/25/2036 (j)	740	429

JP Morgan Chase Commercial Mortgage Securities Trust
0.389% due 02/15/2046 «~(a)(j)	52,385	24
6.039% due 02/12/2051 ~	26	215
7.085% due 07/05/2033 •(j)	843	725
9.726% due 02/15/2035 •(j)	786	756
11.866% due 11/15/2038 •(j)	900	819

JP Morgan Mortgage Trust
5.674% due 07/25/2035 «~	7	7

Lehman Mortgage Trust
5.791% due 04/25/2036 ~	142	91
6.000% due 05/25/2037 «	4	4

MASTR Adjustable Rate Mortgages Trust
5.050% due 11/25/2035 «~	181	86

MASTR Asset Securitization Trust
6.000% due 06/25/2036 •	146	90

Merrill Lynch Mortgage Investors Trust
4.918% due 02/25/2034 ~	2	2
4.970% due 05/25/2033 «~	8	7
5.598% due 11/25/2035 ~	35	34
5.890% due 07/25/2030 «•	13	11
6.130% due 11/25/2029 •	34	31

MFA Trust
4.191% due 08/25/2061 ~(j)	1,000	861
4.260% due 12/25/2066 ~(j)	1,000	774

Morgan Stanley Capital Trust
0.607% due 11/12/2049 ~(a)	117	0
10.009% due 11/15/2034 •	400	371

Morgan Stanley Mortgage Loan Trust
5.758% due 01/25/2035 ~	158	126
6.000% due 08/25/2037	136	50

Morgan Stanley Re-REMIC Trust
4.203% due 03/26/2037 ~(j)	1,716	1,479

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	57	52

Natixis Commercial Mortgage Securities Trust
4.058% due 04/10/2037 ~(j)	1,197	610
9.306% due 03/15/2035 •(j)	279	278
10.555% due 03/15/2035 •(j)	559	555

New Residential Mortgage Loan Trust
3.879% due 11/25/2059 ~(j)	2,900	1,443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.540% due 02/25/2035 •(j)	$174	$169

Regal Trust
1.723% due 09/29/2031 «•	10	9

Residential Accredit Loans, Inc. Trust
5.070% due 01/25/2036 ~	163	119
6.000% due 08/25/2035	112	96
6.000% due 06/25/2036	61	47
6.500% due 09/25/2037	112	90

Residential Asset Securitization Trust
6.000% due 03/25/2037	181	60

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 «	85	69

Structured Adjustable Rate Mortgage Loan Trust
3.813% due 04/25/2036 ~	146	82
4.540% due 01/25/2036 ~	171	86
4.773% due 09/25/2036 «	17	15

Structured Asset Mortgage Investments Trust
5.890% due 08/25/2036 ~(j)	297	240

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 «	102	37

Wachovia Bank Commercial Mortgage Trust
0.393% due 10/15/2041 ~(a)	8	0

WaMu Mortgage Pass-Through Certificates Trust
3.918% due 12/25/2036 ~(j)	151	133
6.370% due 10/25/2045 •(j)	2,421	2,021
6.450% due 06/25/2044 «~	158	142

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 (j)	615	504

Wells Fargo Commercial Mortgage Trust
4.928% due 12/15/2039 ~(j)	1,042	870

Worldwide Plaza Trust
3.596% due 11/10/2036 ~	2,400	141

Total Non-Agency Mortgage-Backed Securities (Cost $40,249)		34,054

ASSET-BACKED SECURITIES 53.1%

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(j)	823	554

Asset-Backed Securities Corp. Home Equity Loan Trust
6.565% due 02/25/2035 •(j)	1,215	1,247
8.722% due 06/21/2029 «•	58	57

Bear Stearns Asset-Backed Securities Trust
4.724% due 07/25/2036 «~	19	19
5.653% due 04/25/2036 •(j)	1,982	2,779

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	143

Citigroup Mortgage Loan Trust
5.790% due 12/25/2036 •(j)	1,022	571
5.910% due 12/25/2036 •(j)	632	254
6.170% due 11/25/2046 •(j)	1,100	864

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	324	90
9.163% due 03/01/2033 ~	747	723

Countrywide Asset-Backed Certificates Trust
5.870% due 06/25/2037 •(j)	478	481
5.875% due 09/25/2046 •(j)	4,167	3,282
5.950% due 05/25/2036 •(j)	7,322	6,091
7.345% due 10/25/2035 •(j)	2,225	1,737

Crown City CLO
0.000% due 04/20/2035 ~	600	366

EMC Mortgage Loan Trust
6.520% due 05/25/2040 «~	87	85
6.770% due 02/25/2041 «•	184	176

Flagship Credit Auto Trust
0.000% due 06/15/2026 «(e)	2	71
0.000% due 06/15/2029 «(e)	14	1,065

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 «~	22	19

GSAMP Trust
7.270% due 06/25/2035 •(j)	2,200	2,069
8.095% due 12/25/2034 ~(j)	2,156	1,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
5.710% due 04/25/2037 •(j)	$3,176	$2,054
6.220% due 10/25/2035 •	107	105

HSI Asset Securitization Corp. Trust
5.580% due 04/25/2037 •(j)	2,756	1,405
5.810% due 12/25/2036 •(j)	4,255	1,121

Lehman XS Trust
6.260% due 11/25/2035 þ	714	317

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~	600	396

Marlette Funding Trust
0.000% due 07/16/2029 «(e)	5	113
0.000% due 03/15/2030 «(e)	8	273

MASTR Asset-Backed Securities Trust
5.690% due 08/25/2036 •(j)	2,454	946

Morgan Stanley ABS Capital, Inc. Trust
5.610% due 10/25/2036 ~(j)	7,863	3,395
6.250% due 12/25/2034 «•	91	80

Morgan Stanley Home Equity Loan Trust
6.535% due 05/25/2035 •(j)	1,920	1,699

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	931

People’s Financial Realty Mortgage Securities Trust
5.600% due 09/25/2036 ~(j)	5,696	1,063

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 þ(j)	3,289	1,402

Securitized Asset-Backed Receivables LLC Trust
6.115% due 01/25/2035 «•	82	79

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(e)	0	225

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (e)	1,000	82
0.000% due 09/25/2040 «(e)	339	41

Soundview Home Loan Trust
6.420% due 10/25/2037 ~(j)	1,586	1,162

Structured Asset Investment Loan Trust
9.970% due 10/25/2033 «•	68	72

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ~	50	45

Total Asset-Backed Securities (Cost $52,680)		41,438

	SHARES
COMMON STOCKS 11.0%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)	108,013	196

iHeartMedia, Inc. ‘A’ (d)	25,745	69

iHeartMedia, Inc. ‘B’ «(d)	20,009	48

		313

ENERGY 0.1%

Axis Energy Services ‘A’ «(h)	3,344	99

HEALTH CARE 5.3%

Amsurg Equity «(d)(h)	81,058	4,158

INDUSTRIALS 3.1%

Mcdermott International Ltd. (d)	7,216	1

Neiman Marcus Group Ltd. LLC «(d)(h)	13,191	1,977

Syniverse Holdings, Inc. «(h)	373,838	327

Voyager Aviation Holdings LLC «(d)	307	0

Westmoreland Mining Holdings «(d)(h)	9,154	37

Westmoreland Mining LLC «(d)(h)	9,234	32

		2,374

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	27

Schedule of Investments	PCM Fund, Inc.	(Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 2.1%

TexGen Power LLC «(d)(h)	9,914	$354

West Marine New «(d)(h)	2,750	29

Windstream Units «(d)	43,518	1,288

		1,671

Total Common Stocks (Cost $7,088)		8,615

WARRANTS 0.0%

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	357	0

Total Warrants (Cost $0)		0

PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

SVB Financial Group
4.700% due 11/15/2031 ^(c)(g)	11,000	0

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	1,842	0

Total Preferred Securities (Cost $605)		0

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.9%

REAL ESTATE 0.9%

CBL & Associates Properties, Inc.	4,345	$106

Uniti Group, Inc.	34,736	201

VICI Properties, Inc.	13,531	431

Total Real Estate Investment Trusts (Cost $317)		738

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (i) 0.5%
		355

U.S. TREASURY BILLS 0.3%
5.342% due 02/29/2024 (e)(f)(m)	$263	261

Total Short-Term Instruments (Cost $616)		616

Total Investments in Securities (Cost $140,665)		122,093

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.3%

SHORT-TERM INSTRUMENTS 12.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.3%

PIMCO Short-Term Floating NAV Portfolio III	983,461	$9,566

Total Short-Term Instruments (Cost $9,564)		9,566

Total Investments in Affiliates (Cost $9,564)		9,566

Total Investments 168.6% (Cost $150,229)		$131,659

Financial Derivative Instruments (k)(l) (0.1)% (Cost or Premiums, net $1,088)		(101)

Other Assets and Liabilities, net (68.5)%		(53,469)

Net Assets 100.0%		$78,089

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$3,387	$4,158	5.32%
Axis Energy Services ‘A’	07/01/2021	49	99	0.13
Neiman Marcus Group Ltd. LLC	09/25/2020	425	1,977	2.53
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	367	327	0.42
TexGen Power LLC	07/20/2018	314	354	0.45
West Marine New	09/12/2023	40	29	0.04
Westmoreland Mining Holdings	12/08/2014	267	37	0.05
Westmoreland Mining LLC	06/30/2023	61	32	0.04

		$4,910	$7,013	8.98%

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$355	U.S. Treasury Notes 4.875% due 11/30/2025	$(362)	$355	$355

Total Repurchase Agreements						$(362)	$355	$355

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BNY	6.634%	10/16/2023	04/16/2024		$(4,216)	$(4,277)
BOS	5.970	10/10/2023	01/08/2024		(263)	(266)
	6.650	10/18/2023	02/21/2024		(1,465)	(1,485)
BPS	6.060	07/14/2023	01/10/2024		(667)	(686)
	6.120	07/31/2023	01/29/2024		(634)	(651)
	6.120	10/02/2023	01/29/2024		(210)	(213)
	6.650	12/20/2023	04/16/2024		(4,800)	(4,811)
	6.650	12/20/2023	05/15/2024		(280)	(281)
	6.690	12/20/2023	04/16/2024		(2,479)	(2,485)
	6.750	12/20/2023	05/15/2024		(632)	(633)
	6.950	12/20/2023	04/16/2024		(1,503)	(1,507)
BRC	5.700	07/28/2023	TBD	(3)	(574)	(589)
	6.560	12/22/2023	04/22/2024		(233)	(234)
	6.700	12/08/2023	04/08/2024		(1,017)	(1,022)
	6.720	08/10/2023	02/06/2024		(1,238)	(1,272)
	6.820	08/31/2023	02/26/2024		(100)	(102)
	6.833	08/07/2023	01/30/2024		(501)	(515)
	6.850	12/15/2023	04/15/2024		(1,873)	(1,879)
BYR	6.130	10/10/2023	04/08/2024		(805)	(817)
CIB	6.020	08/16/2023	02/16/2024		(10)	(10)
GLM	6.276	12/28/2023	09/27/2024		(632)	(632)
	6.326	12/28/2023	09/27/2024		(548)	(549)
	6.426	12/28/2023	09/27/2024		(1,153)	(1,154)
	6.670	10/26/2023	07/29/2024		(148)	(150)
	6.720	10/26/2023	07/29/2024		(516)	(522)
IND	6.050	12/21/2023	03/21/2024		(580)	(581)
	6.100	12/21/2023	03/21/2024		(1,920)	(1,924)
JPS	6.510	08/11/2023	02/07/2024		(246)	(252)
	6.588	11/01/2023	02/01/2024		(428)	(433)
MZF	6.550	12/13/2023	06/20/2024		(4,152)	(4,167)
RBC	6.470	12/18/2023	04/18/2024		(651)	(653)
RCY	6.020	08/17/2023	02/16/2024		(1,879)	(1,922)
RTA	6.700	10/06/2023	01/05/2024		(1,781)	(1,810)
	6.740	12/19/2023	02/02/2024		(138)	(138)
	6.750	01/02/2024	02/16/2024		(141)	(141)
SOG	5.830	10/13/2023	01/11/2024		(960)	(973)
	6.120	10/10/2023	04/10/2024		(654)	(664)
	6.120	10/18/2023	04/10/2024		(427)	(433)
	6.467	11/20/2023	02/20/2024		(602)	(607)
TDM	5.500	07/28/2023	TBD	(3)	(607)	(621)
UBS	6.100	07/10/2023	01/05/2024		(933)	(961)
	6.100	10/19/2023	04/16/2024		(125)	(126)
	6.610	09/11/2023	03/11/2024		(4,252)	(4,340)
	6.690	07/10/2023	01/10/2024		(851)	(878)
	6.720	10/10/2023	01/10/2024		(5,643)	(5,731)

Total Reverse Repurchase Agreements						$(54,097)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	29

Schedule of Investments	PCM Fund, Inc.	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BNY	$0	$(4,277)	$0	$(4,277)	$5,570	$1,293
BOS	0	(1,751)	0	(1,751)	2,414	663
BPS	0	(11,267)	0	(11,267)	15,009	3,742
BRC	0	(5,613)	0	(5,613)	7,895	2,282
BYR	0	(817)	0	(817)	994	177
CIB	0	(10)	0	(10)	9	(1)
FICC	355	0	0	355	(362)	(7)
GLM	0	(3,007)	0	(3,007)	3,971	964
IND	0	(2,505)	0	(2,505)	3,233	728
JPS	0	(685)	0	(685)	853	168
MZF	0	(4,167)	0	(4,167)	6,106	1,939
RBC	0	(653)	0	(653)	824	171
RCY	0	(1,922)	0	(1,922)	2,155	233
RTA	0	(2,089)	0	(2,089)	2,663	574
SOG	0	(2,677)	0	(2,677)	3,315	638
TDM	0	(621)	0	(621)	600	(21)
UBS	0	(12,036)	0	(12,036)	16,170	4,134

Total Borrowings and Other Financing Transactions	$355	$(54,097)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,347)	$(138)	$(3,250)	$(6,735)
Convertible Bonds & Notes	0	(403)	0	0	(403)
U.S. Government Agencies	0	0	(1,932)	(192)	(2,124)
Non-Agency Mortgage-Backed Securities	0	(1,669)	(5,171)	(11,997)	(18,837)
Asset-Backed Securities	0	(7,265)	(5,826)	(12,766)	(25,857)

Total Borrowings	$0	$(12,684)	$(13,067)	$(28,205)	$(53,956)

Payable for reverse repurchase agreements (5)					$(53,956)

(j)	Securities with an aggregate market value of $71,953 and cash of $379 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(61,583) at a weighted average interest rate of 6.319%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(141) is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5	$(1,183)	$34	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	1	(241)	4	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(242)	2	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(477)	11	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(484)	5	0	(1)

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2024	4	$(950)	$24	$0	$0
3-Month SOFR Active Contract March Futures	06/2025	2	(483)	6	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(242)	2	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(480)	9	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(242)	3	0	0

Total Futures Contracts				$100	$0	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	2.450%	Annual	12/20/2024	$	3,800	$0	$89	$89	$1	$0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,900	0	43	43	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		300	0	10	10	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		200	(1)	(15)	(16)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		1,900	(4)	(139)	(143)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028		140	(5)	(14)	(19)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		4,900	45	1	46	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029		2,000	(6)	(195)	(201)	0	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/19/2029		7,800	(32)	342	310	3	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/17/2030		10,300	8	621	629	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	07/19/2031		100	0	16	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	07/20/2031		100	0	16	16	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,800	54	(58)	(4)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2038		5,200	13	457	470	11	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		100	(1)	29	28	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/16/2050		400	0	140	140	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		700	(4)	232	228	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	02/03/2050		400	(2)	141	139	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051		1,300	(1)	514	513	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		5,700	994	749	1,743	22	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		2,800	674	129	803	11	0

Total Swap Agreements							$1,732	$3,108	$4,840	$61	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$61	$61	$0	$(1)	$(1)	$(2)

Cash of $1,114 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index «	0.320%	Monthly	07/25/2045	$1,587	$(316)	$197	$0	$(119)
	ABX.HE.PENAAA.7-1 Index «	0.090	Monthly	08/25/2037	513	(328)	287	0	(41)

Total Swap Agreements						$(644)	$484	$0	$(160)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	31

Schedule of Investments	PCM Fund, Inc.	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
GST	$0	$0	$0	$0	$0	$0	$(160)	$(160)	$(160)	$261	$101

(m)
Securities with an aggregate market value of $261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$61	$61

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$2	$2

Over the counter
Swap Agreements	$0	$160	$0	$0	$0	$160

	$0	$160	$0	$0	$2	$162

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(2,433)	$(2,433)

Over the counter
Swap Agreements	$0	$(31)	$0	$0	$0	$(31)

	$0	$(31)	$0	$0	$(2,433)	$(2,464)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(111)	$0	$99	$(12)
Swap Agreements	0	0	0	0	3,031	3,031

	$0	$0	$(111)	$0	$3,130	$3,019

Over the counter
Swap Agreements	$0	$128	$0	$0	$0	$128

	$0	$128	$(111)	$0	$3,130	$3,147

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,938	$5,367	$14,305
Corporate Bonds & Notes
Banking & Finance	0	3,156	1,199	4,355
Industrials	0	12,594	0	12,594
Utilities	0	365	0	365
Convertible Bonds & Notes
Industrials	0	465	0	465
Municipal Bonds & Notes
Puerto Rico	0	1,283	0	1,283
U.S. Government Agencies	0	3,265	0	3,265
Non-Agency Mortgage-Backed Securities	0	32,862	1,192	34,054
Asset-Backed Securities	0	39,063	2,375	41,438
Common Stocks
Communication Services	265	0	48	313
Energy	0	0	99	99
Health Care	0	0	4,158	4,158
Industrials	1	0	2,373	2,374
Utilities	0	0	1,671	1,671
Real Estate Investment Trusts
Real Estate	738	0	0	738
Short-Term Instruments
Repurchase Agreements	0	355	0	355
U.S. Treasury Bills	0	261	0	261

	$1,004	$102,607	$18,482	$122,093

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,566	$0	$0	$9,566

Total Investments	$10,570	$102,607	$18,482	$131,659

Financial Derivative Instruments - Asset s
Exchange-traded or centrally cleared	$0	$61	$0	$61

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2)	0	(2)
Over the counter	0	0	(160)	(160)

	$0	$(2)	$(160)	$(162)

Total Financial Derivative Instruments	$0	$59	$(160)	$(101)

Totals	$10,570	$102,666	$18,322	$131,558

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$6,420	$2,516	$(3,928)	$(40)	$(973)	$1,651	$0	$(279)	$5,367	$161
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	1,199	0	1,199	0
Non-Agency Mortgage-Backed Securities	1,320	1	(80)	(65)	0	16	0	0	1,192	16
Asset-Backed Securities	3,874	0	(38)	5	5	(1,551)	80	0	2,375	(1,546)
Common Stocks
Communication Services	65	0	0	0	0	(17)	0	0	48	(17)
Energy	100	0	0	0	0	(1)	0	0	99	(1)
Health Care	0	3,387	0	0	0	771	0	0	4,158	771
Industrials	2,504	22	0	0	0	(153)	0	0	2,373	(80)
Utilities	278	356	0	0	0	1,037	0	0	1,671	1,037

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	33

Schedule of Investments	PCM Fund, Inc.	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Warrants
Information Technology	$666	$0	$(316)	$0	$0	$(350)	$0	$0	$0	$0
Preferred Securities
Industrials	444	0	0	0	0	(444)	0	0	0	0

	$15,671	$6,282	$(4,362)	$(100)	$(968)	$959	$1,279	$(279)	$18,482	$341

Financial Derivative Instruments - Liabilities
Over the counter	$(189)	$143	$(197)	$0	$(43)	$126	$0	$0	$(160)	$(45)

Totals	$15,482	$6,425	$(4,559)	$(100)	$(1,011)	$1,085	$1,279	$(279)	$18,322	$296

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,740	Comparable Companies	EBITDA Multiple	X	14.500	—
	3,627	Discounted Cash Flow	Discount Rate		6.020-26.490	13.670
Corporate Bonds & Notes
Banking & Finance	1,199	Expected Recovery	Recovery Rate		54.375	—
Non-Agency Mortgage-Backed Securities	24	Discounted Cash Flow	Discount Rate		10.000	—
	1,168	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	1,788	Discounted Cash Flow	Discount Rate		12.000-17.000	15.475
	587	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	48	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	99	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	4,158	Comparable Companies	EBITDA Multiple	X	14.500
Industrials	1,977	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.550/6.500/10.000	—
	327	Discounted Cash Flow	Discount Rate		17.280	—
	69	Indicative Market Quotation	Broker Quote	$	3.500-4.000	3.766
Utilities	1,288	Comparable Companies	EBITDA Multiple	X	5.860	—
	29	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue Multiple	%/X	17.250/0.550	—
	354	Indicative Market Quotation	Broker Quote	$	35.750	—

Financial Derivative Instruments - Liabilities
Over the counter	(160)	Indicative Market Quotation	Broker Quote		92.000-92.500	92.373

Total	$18,322

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 19.6%

Amsurg
10.110% due 11/03/2026 «		$226	$226
13.258% due 09/15/2028 «		1,857	1,857

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		1,293	980

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		1,097	1,098
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	239	181

Incora
TBD% - 13.988% due 03/01/2024 «		$1,086	1,152

Lealand Finance Co. BV
8.470% due 06/28/2024		7	5

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (b)		67	28

Lifepoint Health, Inc.
11.168% due 11/16/2028		600	599

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	1,039	1,285

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$199	192

Oi SA
TBD% - 14.000% due 09/07/2024 µ		450	450

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	1,000	1,105

Promotora de Informaciones SA
8.942% (EUR003M + 5.000%) due 06/30/2026 «~		1,800	1,984

PUG LLC
8.970% due 02/12/2027		$6	6

Softbank Vision Fund
5.000% due 12/21/2025 «		635	606

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	2,646	1,222

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$2,071	1,832

U.S. Renal Care, Inc.
10.470% due 06/20/2028		1,592	1,214

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		509	377

Windstream Services LLC
11.706% due 09/21/2027		231	220

Total Loan Participations and Assignments (Cost $17,223)			16,619

CORPORATE BONDS & NOTES 36.7%

BANKING & FINANCE 11.8%

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (b)	EUR	107	125

ADLER Real Estate AG
3.000% due 04/27/2026		1,300	1,094

Agps Bondco PLC
4.625% due 01/14/2026		800	313
5.000% due 04/27/2027		100	37

Ambac Assurance Corp.
5.100% due 12/31/2099 (h)		$13	16

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (k)	EUR	220	237
7.708% due 01/18/2028 •		100	111
8.000% due 01/22/2030 •		390	434
8.500% due 09/10/2030 •		200	223
10.500% due 07/23/2029		634	770

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	26

Barclays PLC
6.490% due 09/13/2029		$400	417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBRE Services, Inc.
5.950% due 08/15/2034 (k)		$1,200	$1,262

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(b)(c)	EUR	130	75

Credit Suisse AG AT1 Claim		$200	24

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		250	236

Intesa Sanpaolo SpA
7.200% due 11/28/2033		500	533

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	100	100

LPL Holdings, Inc.
6.750% due 11/17/2028		$700	747

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		250	197

SVB Financial Group
1.800% due 02/02/2031 ^(c)		280	186
4.345% due 04/29/2028 ^(c)		100	66
4.570% due 04/29/2033 ^(c)		200	132

Uniti Group LP
6.000% due 01/15/2030 (k)		1,127	789
10.500% due 02/15/2028		440	446

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(c)		2,706	1,471

			10,067

INDUSTRIALS 22.0%

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (b)		83	67

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)		905	723

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)		719	581

CGG SA
7.750% due 04/01/2027 (k)	EUR	132	135
8.750% due 04/01/2027 (k)		$1,887	1,721

Directv Financing LLC
5.875% due 08/15/2027		200	188

DISH DBS Corp.
5.250% due 12/01/2026 (k)		1,800	1,545

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)		14	3

GN Bondco LLC
9.500% due 10/15/2031		200	195

HCA, Inc.
7.500% due 11/15/2095 (k)		300	339

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		2,525	2,412

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	200	213

LifePoint Health, Inc.
11.000% due 10/15/2030		$600	633

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	99

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028		$370	398

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		1,200	1,123

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (f)(h)		322	11

Petroleos Mexicanos
6.700% due 02/16/2032 (k)		100	83
6.840% due 01/23/2030		200	174
8.750% due 06/02/2029		306	298

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		143	132
5.750% due 09/30/2039 (k)		882	878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Aquila Ltd.
8.000% due 09/30/2028		$400	$406

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (k)		756	580

Valaris Ltd.
8.375% due 04/30/2030		102	105

Vale SA
0.000% due 12/29/2049 ~(h)	BRL	20,000	1,455

Venture Global Calcasieu Pass LLC
4.125% due 08/15/2031		$200	176

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		4,431	4,032

			18,705

UTILITIES 2.9%

FORESEA Holding SA
7.500% due 06/15/2030		239	222

Oi SA
10.000% due 07/27/2025 ^(c)		6,513	326

Pacific Gas & Electric Co.
4.300% due 03/15/2045 (k)		827	649
6.950% due 03/15/2034		380	418

Peru LNG SRL
5.375% due 03/22/2030 (k)		1,000	828

			2,443

Total Corporate Bonds & Notes (Cost $34,916)			31,216

CONVERTIBLE BONDS & NOTES 0.4%

BANKING & FINANCE 0.0%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(b)(c)	EUR	22	12

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		$600	321

Total Convertible Bonds & Notes (Cost $624)			333

MUNICIPAL BONDS & NOTES 1.3%

PUERTO RICO 0.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		394	215
0.000% due 11/01/2051		184	75

			290

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		8,800	780

Total Municipal Bonds & Notes (Cost $1,314)			1,070

U.S. GOVERNMENT AGENCIES 49.3%

Fannie Mae
0.000% due 06/25/2044 •		224	142
0.548% due 11/25/2049 •(a)		104	15
0.598% due 03/25/2037 •(a)		107	9
0.698% due 11/25/2039 •(a)		103	9
0.848% due 01/25/2038 •(a)		151	13
0.928% due 03/25/2037 •(a)		124	10
0.948% due 12/25/2037 ~(a)		152	11
0.958% due 06/25/2037 •(a)		59	4
0.998% due 04/25/2037 •(a)		315	31
1.148% due 11/25/2035 •(a)		20	0
1.348% due 11/25/2036 •(a)		583	64
1.748% due 02/25/2037 •(a)		104	12
3.000% due 04/25/2050 (a)		11,345	1,846
8.012% due 12/25/2042 ~		27	28

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	35

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.698% due 05/25/2050 •(a)	$1,031	$143
0.700% due 11/25/2055 ~(a)	5,410	323
0.987% due 03/15/2037 •(a)	265	24
1.117% due 09/15/2036 •(a)	152	13
1.127% due 09/15/2036 •(a)	318	31
10.602% due 10/25/2029 •(k)	250	273

Ginnie Mae
0.628% due 12/20/2048 •(a)	822	79

Ginnie Mae, TBA
3.500% due 01/01/2054	3,300	3,074
4.500% due 02/01/2054	1,700	1,661

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048	353	329

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2054	150	128
3.000% due 01/01/2054	1,550	1,371
3.500% due 02/01/2054	18,900	17,359
4.000% due 02/01/2054	1,650	1,562
4.500% due 02/01/2054	1,700	1,649
5.000% due 02/01/2054	100	99
5.500% due 02/01/2054	5,900	5,927
6.000% due 02/01/2054	4,400	4,468
6.500% due 02/01/2054	1,200	1,230

Total U.S. Government Agencies (Cost $41,162)		41,937

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.2%

Atrium Hotel Portfolio Trust
7.159% due 12/15/2036 ~	600	551

Banc of America Funding Trust
2.371% due 03/20/2036 «~	73	65
4.107% due 12/20/2034 ~	183	134
5.846% due 01/25/2037 «~	92	80

Banc of America Mortgage Trust
6.000% due 07/25/2046 «	1	1

Bear Stearns Adjustable Rate Mortgage Trust
4.213% due 07/25/2036 ~	78	69

Bear Stearns ALT-A Trust
3.148% due 04/25/2035 «~	76	57
4.600% due 11/25/2035 ~	50	38
4.730% due 09/25/2035 ~	61	36

Bear Stearns Asset-Backed Securities Trust
5.519% due 03/25/2036 ~(k)	1,632	552

Bear Stearns Commercial Mortgage Securities Trust
4.817% due 02/11/2041 ~	123	123

Bear Stearns Structured Products, Inc. Trust
3.993% due 12/26/2046 ~	140	106
4.805% due 01/26/2036 ~	233	172

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 þ	92	85

CD Mortgage Trust
5.688% due 10/15/2048	61	55

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.770% due 08/25/2035 «•	27	25
6.150% due 10/25/2034 «•	2	2

Citigroup Commercial Mortgage Trust
5.442% due 12/10/2049 ~(k)	302	195

Citigroup Mortgage Loan Trust
4.524% due 03/25/2037 «~	50	48
4.984% due 11/25/2035 ~(k)	1,029	572

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	266	29

Connecticut Avenue Securities Trust
8.437% due 10/25/2041 •(k)	900	909

Countrywide Alternative Loan Trust
1.680% due 07/25/2036 •(a)	729	127
4.014% due 10/25/2035 «~	74	59
4.174% due 02/25/2037 ~	58	50
4.756% due 07/25/2035 •(k)	380	355
5.500% due 08/25/2034 «	173	163
5.500% due 02/25/2036 «	12	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 05/25/2036 •(k)	$1,179	$379
5.950% due 12/25/2046 ~	43	29
6.130% due 10/25/2035 ~	417	293
6.250% due 09/25/2034 «	26	25
6.500% due 08/25/2036 (k)	986	321

Countrywide Home Loan Mortgage Pass-Through Trust
3.666% due 03/25/2037 ~	214	168
3.701% due 10/20/2035 «~	8	7
4.293% due 10/20/2035 ~	62	58
4.587% due 10/20/2035 «~	24	24
5.500% due 08/25/2035 «	11	6
5.950% due 03/25/2036 •	95	86
6.250% due 02/25/2035 •	47	40

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036 «	89	74

Extended Stay America Trust
9.176% due 07/15/2038 ~(k)	933	916

First Horizon Alternative Mortgage Securities Trust
5.956% due 11/25/2036 ~	137	96

First Horizon Mortgage Pass-Through Trust
4.682% due 01/25/2037 ~	168	92

Freddie Mac
12.837% due 10/25/2041 •(k)	1,200	1,264

GSR Mortgage Loan Trust
4.017% due 04/25/2035 «~	56	50

HarborView Mortgage Loan Trust
3.325% due 11/19/2034 «~	35	26
4.725% due 08/19/2036 «~	1	1
5.720% due 02/25/2036 «~	15	4
6.070% due 04/19/2034 «•	3	3

HSI Asset Loan Obligation Trust
5.045% due 01/25/2037 ~	101	69

ILPT Commercial Mortgage Trust
9.554% due 10/15/2039	600	578

IndyMac INDX Mortgage Loan Trust
3.112% due 06/25/2037 ~	276	235
6.010% due 06/25/2037 •	441	520
6.030% due 03/25/2035 «•	3	3

JP Morgan Mortgage Trust
4.292% due 04/25/2037 ~	150	120
5.500% due 01/25/2036	25	12

MASTR Adjustable Rate Mortgages Trust
4.326% due 10/25/2034 ~	55	49
5.050% due 11/25/2035 «~	257	123

Merrill Lynch Alternative Note Asset Trust
5.610% due 01/25/2037 •	613	178

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.010% due 07/25/2036 «•	165	59

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~(k)	859	620

Residential Accredit Loans, Inc. Trust
4.917% due 12/26/2034 «~	61	54
5.070% due 01/25/2036 ~	335	245
6.000% due 09/25/2035 «	255	85
6.000% due 08/25/2036	100	81

Structured Adjustable Rate Mortgage Loan Trust
3.813% due 04/25/2036 ~	146	82
4.212% due 09/25/2036 ~	124	86
4.213% due 09/25/2035 «~	32	19
4.540% due 01/25/2036 ~	190	96
6.412% due 05/25/2035 •(k)	710	497

Structured Asset Mortgage Investments Trust
5.930% due 02/25/2036 •(k)	144	112
6.030% due 02/25/2036 •	98	80

SunTrust Adjustable Rate Mortgage Loan Trust
5.467% due 01/25/2037 ~	31	23

WaMu Mortgage Pass-Through Certificates Trust
3.918% due 12/25/2036 ~(k)	168	149
4.549% due 07/25/2037 ~	46	38

Wells Fargo Commercial Mortgage Trust
4.928% due 12/15/2039 ~	1,065	889

Total Non-Agency Mortgage-Backed Securities (Cost $15,930)		13,729

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.6%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	$87

Avoca CLO DAC
0.000% due 07/15/2032 ~		1,000	768

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036		$518	184

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		34,966	4

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	171

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	287

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	227
0.000% due 01/25/2032 ~		300	109

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$600	183

Carrington Mortgage Loan Trust
5.620% due 08/25/2036 •		33	32

Citigroup Mortgage Loan Trust
5.630% due 01/25/2037 •		124	39

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		364	101

Countrywide Asset-Backed Certificates Trust
6.570% due 09/25/2034 «•		26	24

Lehman XS Trust
4.265% due 05/25/2037 «þ		21	18

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		2	15
0.000% due 04/16/2029 «(f)		2	16
0.000% due 07/16/2029 «(f)		2	54

Morgan Stanley ABS Capital, Inc. Trust
5.530% due 05/25/2037 •		62	52

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	299
0.000% due 10/15/2048 «(f)		2	444
0.000% due 02/16/2055 «(f)		0	224

Soundview Home Loan Trust
5.590% due 11/25/2036 •		152	46

South Coast Funding Ltd.
0.454% due 01/06/2041 •		393	75
0.454% due 01/06/2041 •(k)		11,064	2,121

Washington Mutual Asset-Backed Certificates Trust
4.290% due 10/25/2036 •		78	28

Total Asset-Backed Securities (Cost $17,916)			5,608

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
0.750% due 07/09/2030 þ(k)		512	197
1.000% due 07/09/2029		97	39
3.500% due 07/09/2041 þ(k)		905	309
3.625% due 07/09/2035 þ(k)		563	186
4.250% due 01/09/2038 þ(k)		1,597	635
15.500% due 10/17/2026	ARS	8,480	3

Argentina Treasury Bond BONCER
4.000% due 10/14/2024		47,222	78

Autonomous City of Buenos Aires
122.642% (BADLARPP + 3.750%) due 02/22/2028 ~		449	0

Provincia de Buenos Aires
129.126% due 04/12/2025		79,631	66

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	73	80
3.900% due 01/30/2033		162	191
4.000% due 01/30/2037		127	148
4.200% due 01/30/2042		159	188

Romania Government International Bond
5.500% due 09/18/2028		700	796

Russia Government International Bond
5.625% due 04/04/2042 ^(c)		$200	134

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	89	20

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)	$4	$1
9.250% due 09/15/2027 ^(c)	62	12

Total Sovereign Issues (Cost $5,072)		3,083

	SHARES
COMMON STOCKS 9.3%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)	97,913	178

iHeartMedia, Inc. ‘A’ (d)	22,927	61

iHeartMedia, Inc. ‘B’ «(d)	17,837	43

		282

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(d)(i)	4,155,239	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(i)	514	15

FINANCIALS 1.7%

ADLER Group SA «(d)	1,206	1

Banca Monte dei Paschi di Siena SpA (d)	123,500	415

Intelsat Emergence SA «(d)(i)	34,354	979

		1,395

HEALTH CARE 4.3%

Amsurg Equity «(d)(i)	71,417	3,663

INDUSTRIALS 1.1%

Drillco Holding Lux SA «(d)	12,089	300

Drillco Holding Lux SA «(d)(i)	5,770	143

Forsea Holding SA «(d)	1,342	33

Neiman Marcus Group Ltd. LLC «(d)(i)	516	77

Sierra Hamilton Holder LLC «(d)(i)	100,456	0

Syniverse Holdings, Inc. «(i)	347,712	305

Voyager Aviation Holdings LLC (d)	377	0

	SHARES	MARKET VALUE (000S)

Westmoreland Mining Holdings «(d)(i)	13,114	$53

Westmoreland Mining LLC «(d)(i)	13,229	46

		957

REAL ESTATE 0.0%

ADLER Group SA	2,671	2

UTILITIES 1.8%

Windstream Units «(d)	52,536	1,555

Total Common Stocks (Cost $8,594)		7,869

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	236	1

Total Warrants (Cost $763)		1

PREFERRED SECURITIES 2.2%

FINANCIALS 2.2%

AGFC Capital Trust
7.405% (US0003M + 1.750%) due 01/15/2067 ~(k)	1,000,000	509

OCP CLO Ltd.
0.000% due 04/26/2028 (f)	1,400	724

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)(k)	587,000	651

SVB Financial Group
4.700% due 11/15/2031 ^(c)(h)	11,000	0

		1,884

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500%	2,260	0

Total Preferred Securities (Cost $2,456)		1,884

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

CBL & Associates Properties, Inc.	2,842	69

Uniti Group, Inc.	32,667	189

Total Real Estate Investment Trusts (Cost $246)		258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (j) 0.6%
			$499

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	31,243	33

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (f)(g)	HUF	35,000	101

U.S. TREASURY BILLS 0.3%
5.390% due 01/25/2024 - 02/15/2024 (e)(f)(n)		$275	274

Total Short-Term Instruments (Cost $911)			907

Total Investments in Securities (Cost $147,868)			124,513

		SHARES
INVESTMENTS IN AFFILIATES 16.9%

SHORT-TERM INSTRUMENTS 16.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.9%

PIMCO Short-Term Floating NAV Portfolio III		1,472,655	14,325

Total Short-Term Instruments (Cost $14,322)			14,325

Total Investments in Affiliates (Cost $14,322)			14,325

Total Investments 163.4% (Cost $162,190)			$138,838

Financial Derivative Instruments (l)(m) 1.9% (Cost or Premiums, net $568)			1,655

Other Assets and Liabilities, net (65.3)%			(55,504)

Net Assets 100.0%			$84,989

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	37

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$2,984	$3,663	4.31%
Axis Energy Services ‘A’	07/01/2021	8	15	0.02
Drillco Holding Lux SA	06/08/2023	115	143	0.17
Intelsat Emergence SA	06/19/2017 - 07/03/2023	2,403	979	1.15
Neiman Marcus Group Ltd. LLC	09/25/2020	0	77	0.09
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	342	305	0.36
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	53	0.06
Westmoreland Mining LLC	06/30/2023	88	46	0.05

		$6,332	$5,281	6.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$499	U.S. Treasury Notes 4.875% due 11/30/2025	$(509)	$499	$499

Total Repurchase Agreements						$(509)	$499	$499

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPS	6.060%	07/14/2023	01/10/2024		$	(2,030)	$(2,089)
	6.120	07/10/2023	01/04/2024			(135)	(139)
	6.120	07/31/2023	01/29/2024			(404)	(415)
	6.650	12/20/2023	04/16/2024			(269)	(270)
	6.650	12/20/2023	05/15/2024			(206)	(206)
	6.750	12/20/2023	05/15/2024			(826)	(828)
	6.950	12/20/2023	04/16/2024			(819)	(821)
BRC	4.350	11/03/2023	01/11/2024		EUR	(432)	(480)
	5.700	07/28/2023	TBD	(3)	$	(608)	(623)
	6.440	10/13/2023	01/12/2024			(484)	(491)
	6.560	12/22/2023	04/22/2024			(151)	(151)
	6.840	08/30/2023	02/26/2024			(292)	(299)
BYR	6.100	11/20/2023	05/20/2024			(227)	(228)
	6.130	10/19/2023	04/16/2024			(77)	(78)
CDC	5.800	12/29/2023	04/29/2024			(326)	(327)
	6.100	12/07/2023	04/05/2024			(840)	(844)
	6.130	11/15/2023	01/24/2024			(714)	(719)
DBL	4.130	05/10/2023	TBD	(3)	EUR	(105)	(119)
	6.922	12/08/2023	02/02/2024		$	(1,445)	(1,453)
GLM	6.226	12/28/2023	09/27/2024			(1,696)	(1,698)
JML	5.750	12/15/2023	02/02/2024			(1,101)	(1,104)
RBC	6.470	12/18/2023	04/18/2024			(723)	(725)
RTA	6.740	12/19/2023	02/02/2024			(418)	(419)
	6.750	01/02/2024	02/16/2024			(429)	(429)
SOG	5.600	12/05/2023	TBD	(3)		(68)	(68)
	5.830	10/13/2023	01/11/2024			(1,048)	(1,061)
TDM	5.650	07/28/2023	TBD	(3)		(1,006)	(1,031)
	5.710	12/19/2023	02/20/2024			(610)	(611)
UBS	4.100	11/10/2023	06/06/2025		EUR	(107)	(119)
	5.920	10/03/2023	01/02/2024		$	(889)	(902)
	6.100	10/16/2023	04/15/2024			(763)	(773)

Total Reverse Repurchase Agreements							$(19,520)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	02/01/2054	$800	$(647)	$(655)

Total Short Sales (0.8)%				$(647)	$(655)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BPS	$0	$(4,768)	$0	$(4,768)	$6,162	$1,394
BRC	0	(2,044)	0	(2,044)	2,633	589
BYR	0	(306)	0	(306)	380	74
CDC	0	(1,890)	0	(1,890)	2,166	276
CIB	0	0	0	0	(10)	(10)
DBL	0	(1,572)	0	(1,572)	2,254	682
FICC	499	0	0	499	(509)	(10)
GLM	0	(1,698)	0	(1,698)	1,943	245
JML	0	(1,104)	0	(1,104)	1,337	233
RBC	0	(725)	0	(725)	916	191
RTA	0	(848)	0	(848)	580	(268)
SOG	0	(1,129)	0	(1,129)	1,345	216
TDM	0	(1,642)	0	(1,642)	1,772	130
UBS	0	(1,794)	0	(1,794)	2,076	282

Total Borrowings and Other Financing Transactions	$499	$(19,520)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,350)	$(1,030)	$(4,210)	$(10,590)
U.S. Government Agencies	0	0	0	(191)	(191)
Non-Agency Mortgage-Backed Securities	0	(491)	(299)	(4,508)	(5,298)
Asset-Backed Securities	0	0	(1,453)	0	(1,453)
Sovereign Issues	0	0	(1,104)	0	(1,104)
Preferred Securities	0	(455)	0	0	(455)

Total Borrowings	$0	$(6,296)	$(3,886)	$(8,909)	$(19,091)

Payable for reverse repurchase agreements (5)					$(19,091)

(k)	Securities with an aggregate market value of $23,562 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(21,226) at a weighted average interest rate of 5.954%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(429) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	39

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500	4,520.000	01/19/2024	168	$8	$91	$27

Total Purchased Options					$91	$27

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500	4,760.000	01/19/2024	168	$8	$(534)	$(710)

Total Written Options					$(534)	$(710)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index March Futures	03/2024	177	$ 42,657	$1,478	$0	$(108)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5	$ (1,183)	$34	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	1	(241)	4	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(242)	2	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(477)	11	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(484)	5	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	4	(950)	24	0	0
3-Month SOFR Active Contract March Futures	06/2025	2	(483)	6	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(242)	2	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(480)	9	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(242)	3	0	0

				$100	$0	$(1)

Total Futures Contracts				$1,578	$0	$(109)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (1)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	1,600	$157	$1	$158	$0	$(5)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		600	123	251	374	12	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024	$	3,000	3	76	79	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		4,400	(18)	75	57	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		3,700	0	86	86	1	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,900	0	43	43	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		300	0	10	10	0	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/15/2027		26,000	(151)	704	553	15	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		1,250	(12)	144	132	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(37)	1	(36)	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,200	(23)	0	(23)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	73	68	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	480	424	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	47	47	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	80	68	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(264)	(438)	0	(1)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	220	$(9)	$(23)	$(32)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		40	0	(2)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	93	(99)	(6)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(17)	4	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		700	(25)	3	(22)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(207)	(212)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,445	1,913	21	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	1,129	1,842	23	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		600	0	0	0	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		1,000	0	0	0	0	0
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		1,000	0	1	1	0	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		300	0	1	1	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		100	0	1	1	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		300	0	2	2	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		800	0	5	5	0	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(407)	(38)	0	(1)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		600	(107)	107	0	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(638)	(632)	0	(24)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	249	231	7	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	585	453	18	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		800	72	91	163	7	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,700	11	670	681	57	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(235)	(187)	0	(8)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(574)	(403)	0	(20)
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,600	11	92	103	8	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	2,700	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		1,100	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		1,000	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		300	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		400	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		200	1	0	1	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		800	3	0	3	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		500	0	0	0	0	0
Pay (1)	CAONREPO Index	3.500	Semi-Annual	06/19/2034	CAD	1,000	35	(2)	33	1	0

Total Swap Agreements							$1,521	$3,984	$5,505	$178	$(68)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$27	$0	$178	$205	$(710)	$(109)	$(68)	$(887)

Cash of $3,052 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	41

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	38		$49	$0	$0
	01/2024		$97	GBP	77	1	0

BPS	01/2024	CAD	18		$13	0	0
	01/2024	EUR	171		187	0	(2)
	01/2024	GBP	162		205	0	(1)
	01/2024		$104	AUD	158	4	0
	01/2024		356	EUR	325	3	0
	01/2024		121	JPY	17,800	5	0
	02/2024	TWD	1,379		$43	0	(2)
	03/2024		$37	IDR	576,901	0	0

BRC	03/2024		359	TRY	11,245	0	(4)
	04/2024		1,311		42,370	0	(20)

CBK	01/2024	GBP	25		$32	0	0
	01/2024	HUF	2,741		8	0	0

GLM	01/2024		$10	CHF	9	0	0
	03/2024		50	IDR	773,642	0	0

JPM	01/2024	HUF	32,256		$92	0	(1)

MBC	01/2024	AUD	41		27	0	(1)
	01/2024	CAD	218		161	0	(4)
	01/2024	EUR	10,245		11,263	0	(50)
	01/2024		$109	EUR	99	1	0
	03/2024		13	TWD	404	1	0

MYI	01/2024		138	JPY	20,200	5	0
	03/2024	IDR	4,302,268		$279	0	0
	03/2024		$167	IDR	2,570,728	0	0

SCX	01/2024		107	CHF	93	4	0
	03/2024	TWD	3,538		$114	0	(2)
	03/2024		$33	IDR	504,859	0	0

SOG	03/2024		137	TWD	4,308	5	0

UAG	01/2024	CAD	20		$15	0	0
	01/2024	GBP	792		1,002	0	(7)

Total Forward Foreign Currency Contracts						$29	$(94)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION
(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$	88	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.075%	$	400	$0	$35	$35	$0

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188		100	(20)	3	0	(17)

								$(20)	$38	$35	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index «	0.320%	Monthly	07/25/2045	$	705	$(140)	$87	$0	$(53)
	ABX.HE.PENAAA.7-1 Index «	0.090	Monthly	08/25/2037		548	(350)	306	0	(44)

							$(490)	$393	$0	$(97)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	NDDUEAFE Index	79	5.300% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	$	615	$0	$(2)	$0	$(2)
	Receive	NDDUEAFE Index	206	5.460% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025		1,603	0	0	0	0

MYI	Receive	NDDUEAFE Index	5,193	5.365% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/20/2024		37,681	0	2,483	2,483	0

									$0	$2,481	$2,483	$(2)

Total Swap Agreements									$(510)	$2,912	$2,518	$(116)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BPS	12	0	0	12	(5)	0	0	(5)	7	0	7
BRC	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
DUB	0	0	35	35	0	0	0	0	35	0	35
GST	0	0	0	0	0	0	(97)	(97)	(97)	233	136
JPM	0	0	0	0	(1)	0	(2)	(3)	(3)	0	(3)
MBC	2	0	0	2	(55)	0	0	(55)	(53)	0	(53)
MYC	0	0	0	0	0	0	(17)	(17)	(17)	0	(17)
MYI	5	0	2,483	2,488	0	0	0	0	2,488	(2,510)	(22)
SCX	4	0	0	4	(2)	0	0	(2)	2	0	2
SOG	5	0	0	5	0	0	0	0	5	0	5
UAG	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)

Total Over the Counter	$29	$0	$2,518	$2,547	$(94)	$0	$(116)	$(210)

(n)
Securities with an aggregate market value of $233 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	43

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$27	$0	$0	$27
Swap Agreements	0	0	0	0	178	178

	$0	$0	$27	$0	$178	$205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29	$0	$29
Swap Agreements	0	35	2,483	0	0	2,518

	$0	$35	$2,483	$29	$0	$2,547

	$0	$35	$2,510	$29	$178	$2,752

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$710	$0	$0	$710
Futures	0	0	108	0	1	109
Swap Agreements	0	0	0	0	68	68

	$0	$0	$818	$0	$69	$887

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94	$0	$94
Swap Agreements	0	114	2	0	0	116

	$0	$114	$2	$94	$0	$210

	$0	$114	$820	$94	$69	$1,097

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(410)	$0	$0	$(410)
Written Options	0	0	(2,399)	0	0	(2,399)
Futures	0	0	1,704	0	1	1,705
Swap Agreements	0	0	0	0	(2,225)	(2,225)

	$0	$0	$(1,105)	$0	$(2,224)	$(3,329)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(167)	$0	$(167)
Swap Agreements	0	(37)	7,583	0	0	7,546

	$0	$(37)	$7,583	$(167)	$0	$7,379

	$0	$(37)	$6,478	$(167)	$(2,224)	$4,050

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$41	$0	$0	$41
Written Options	0	0	(185)	0	0	(185)
Futures	0	0	261	0	(11)	250
Swap Agreements	0	0	0	0	2,653	2,653

	$0	$0	$117	$0	$2,642	$2,759

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$120	$0	$120
Swap Agreements	0	170	(6,332)	0	0	(6,162)

	$0	$170	$(6,332)	$120	$0	$(6,042)

	$0	$170	$(6,215)	$120	$2,642	$(3,283)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,794	$5,825	$16,619
Corporate Bonds & Notes
Banking & Finance	0	8,596	1,471	10,067
Industrials	0	18,705	0	18,705
Utilities	0	2,443	0	2,443
Convertible Bonds & Notes
Banking & Finance	0	12	0	12
Industrials	0	321	0	321
Municipal Bonds & Notes
Puerto Rico	0	290	0	290
West Virginia	0	780	0	780
U.S. Government Agencies	0	41,937	0	41,937
Non-Agency Mortgage-Backed Securities	0	12,659	1,070	13,729
Asset-Backed Securities	0	4,514	1,094	5,608
Sovereign Issues	0	3,083	0	3,083
Common Stocks
Communication Services	239	0	43	282
Energy	0	0	15	15
Financials	415	0	980	1,395
Health Care	0	0	3,663	3,663
Industrials	0	0	957	957
Real Estate	2	0	0	2
Utilities	0	0	1,555	1,555
Warrants
Financials	0	0	1	1
Preferred Securities
Financials	0	1,884	0	1,884
Real Estate Investment Trusts
Real Estate	258	0	0	258
Short-Term Instruments
Repurchase Agreements	0	499	0	499
Short-Term Notes	0	33	0	33

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Hungary Treasury Bills	$0	$101	$0	$101
U.S. Treasury Bills	0	274	0	274

	$914	$106,925	$16,674	$124,513

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,325	$0	$0	$14,325

Total Investments	$15,239	$106,925	$16,674	$138,838

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(655)	$0	$(655)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	178	0	205
Over the counter	0	2,512	35	2,547

	$27	$2,690	$35	$2,752

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(818)	(69)	0	(887)
Over the counter	0	(113)	(97)	(210)

	$(818)	$(182)	$(97)	$(1,097)

Total Financial Derivative Instruments	$(791)	$2,508	$(62)	$1,655

Totals	$14,448	$108,778	$16,612	$139,838

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$8,723	$3,390	$(4,036)	$161	$(727)	$641	$0	$(2,327)	$5,825	$160
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	1,471	0	1,471	0
Utilities (3)	213	0	0	1	0	8	0	(222)	0	0
Non-Agency Mortgage-Backed Securities	1,250	0	(62)	12	13	(23)	0	(120)	1,070	(23)
Asset-Backed Securities	1,396	0	(3)	1	1	(301)	0	0	1,094	(301)
Common Stocks
Communication Services	58	0	0	0	0	(15)	0	0	43	(15)
Energy	15	0	0	0	0	0	0	0	15	0
Financials	789	0	0	0	0	191	0	0	980	191
Health Care	0	2,984	0	0	0	679	0	0	3,663	679
Industrials	1000	20	0	0	0	(63)	0	0	957	42
Utilities	0	403	0	0	0	1,152	0	0	1,555	1152
Rights
Industrials (4)	18	0	(34)	0	34	(18)	0	0	0	0
Warrants
Financials	26	0	(34)	0	34	(25)	0	0	1	0
Information Technology	805	0	(403)	0	0	(402)	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	45

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Preferred Securities
Industrials	$545	$0	$0	$0	$0	$(545)	$0	$0	$0	$0

	$14,838	$6,797	$(4,572)	$175	$(645)	$1,279	$1,471	$(2,669)	$16,674	$1,885

Financial Derivative Instruments - Assets
Over the counter	$17	$0	$0	$0	$0	$18	$0	$0	$35	$18

Financial Derivative Instruments - Liabilities
Over the counter	$(128)	$148	$(211)	$0	$(55)	$149	$0	$0	$(97)	$(43)

Totals	$14,727	$6,945	$(4,783)	$175	$(700)	$1,446	$1,471	$(2,669)	$16,612	$1,860

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,083	Comparable Companies	EBITDA Multiple	X	14.500	—
	3,742	Discounted Cash Flow	Discount Rate		8.670-26.490	14.177
Corporate Bonds & Notes
Banking & Finance	1,471	Expected Recovery	Recovery Rate		54.375	—
Non-Agency Mortgage-Backed Securities	1,070	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	1,052	Discounted Cash Flow	Discount Rate		12.000-17.000	13.064
	42	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	43	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	15	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	979	Comparable Companies	EBITDA Multiple	X	4.000	—
	1	Option Pricing Model	Volatility		60.720	—
Health Care	3,663	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	77	Comparable Multiple/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.550/6.500/10.000	—
	304	Discounted Cash Flow	Discount Rate		17.280	—
	576	Indicative Market Quotation	Broker Quote	$	3.500-24.833	21.218
Utilities	1,555	Comparable Companies	EBITDA Multiple	X	5.860	—
Warrants
Financials	1	Option Pricing Model	Volatility		40.000	—

Financial Derivative Instruments - Assets
Over the counter	35	Indicative Market Quotation	Broker Quote		7.505	—

Financial Derivative Instruments - Liabilities
Over the counter	(97)	Indicative Market Quotation	Broker Quote		92.000-92.500	92.275

Total	$16,612

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Banking & Finance to Utilities since prior fiscal year end.
(4)	Security type updated from Financials to Industrials since prior fiscal year end.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 300.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.5%

Altar Bidco, Inc.
10.813% due 02/01/2030		$700	$695

Amsurg
13.258% due 09/15/2028 «		3,480	3,480

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		3,121	2,364

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		2,635	2,637
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	575	434

Incora
TBD% - 13.988% due 03/01/2024 «		$2,647	2,809

Lealand Finance Co. BV
8.470% due 06/28/2024		28	19

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (b)		196	82

Lifepoint Health, Inc.
11.168% due 11/16/2028		1,250	1,249

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	2,749	3,401

NAC Aviation 29 DAC
7.501% due 06/30/2026		$418	391

Oi SA
TBD% - 14.000% due 09/07/2024 µ		412	412

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	2,400	2,653

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		3,792	3,993

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(b)		568	578

PUG LLC
8.970% due 02/12/2027		$15	15

Softbank Vision Fund
5.000% due 12/21/2025 «		1,341	1,280

Steenbok Lux Finco 1 SARL
10.000% (EUR006M + 10.000%) due 06/30/2026 ~	EUR	28	31

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		10,554	3,772
10.000% (EUR006M + 10.000%) due 06/30/2026 ~		19	21

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$4,830	4,272

U.S. Renal Care, Inc.
10.470% due 06/20/2028		3,387	2,583

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		3	2

Windstream Services LLC
11.706% due 09/21/2027		16	15

Total Loan Participations and Assignments (Cost $39,796)			37,188

CORPORATE BONDS & NOTES 55.0%

BANKING & FINANCE 27.2%

Agps Bondco PLC
4.625% due 01/14/2026	EUR	2,900	1,133
5.500% due 11/13/2026		1,800	700

AIB Group PLC
6.608% due 09/13/2029 (k)		$500	527

Ally Financial, Inc.
6.848% due 01/03/2030		1,600	1,645

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		2,400	2,179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (k)	EUR	765	$824
7.708% due 01/18/2028 •		400	443
8.000% due 01/22/2030 •		1,304	1,452
8.500% due 09/10/2030 •		400	445
10.500% due 07/23/2029		1,360	1,653

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	105

Barclays PLC
2.894% due 11/24/2032 •(k)		$200	164
6.224% due 05/09/2034 (k)		2,800	2,906
7.437% due 11/02/2033 •(k)		800	896

BPCE SA
6.714% due 10/19/2029 (k)		1,900	2,003

Brandywine Operating Partnership LP
3.950% due 11/15/2027		200	179
7.800% due 03/15/2028		100	101

CaixaBank SA
6.208% due 01/18/2029 •(k)		1,200	1,225
6.840% due 09/13/2034 (k)		1,600	1,691

CBRE Services, Inc.
5.950% due 08/15/2034 (k)		2,700	2,839

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(b)(c)	EUR	130	75

Country Garden Holdings Co. Ltd.
5.400% due 05/27/2025 ^(c)		$1,000	83
6.150% due 09/17/2025 ^(c)		200	17

Credit Suisse AG AT1 Claim		600	72

Deutsche Bank AG
3.547% due 09/18/2031 •(k)		300	263
6.720% due 01/18/2029 •(k)		600	629
6.819% due 11/20/2029 (k)		600	632

EPR Properties
3.600% due 11/15/2031		100	83
3.750% due 08/15/2029		100	88
4.500% due 06/01/2027 (k)		300	283

Essential Properties LP
2.950% due 07/15/2031		100	79

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		2,400	2,172

Highwoods Realty LP
3.050% due 02/15/2030		100	83

HSBC Holdings PLC
2.804% due 05/24/2032 •(k)		200	167
6.254% due 03/09/2034 •(k)		3,000	3,190

Hudson Pacific Properties LP
3.250% due 01/15/2030		300	221
3.950% due 11/01/2027		100	84
4.650% due 04/01/2029		300	244
5.950% due 02/15/2028 (k)		900	797

Intesa Sanpaolo SpA
7.200% due 11/28/2033		3,600	3,840
7.800% due 11/28/2053		200	220

Kilroy Realty LP
2.650% due 11/15/2033		100	76
4.250% due 08/15/2029		100	92
4.750% due 12/15/2028		100	95

LPL Holdings, Inc.
6.750% due 11/17/2028 (k)		1,600	1,707

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •(k)		2,130	2,003

Societe Generale SA
6.446% due 01/10/2029 •(k)		2,000	2,071
6.691% due 01/10/2034 •(k)		3,500	3,700

SVB Financial Group
1.800% due 02/02/2031 ^(c)		502	333
2.100% due 05/15/2028 ^(c)		100	66
4.570% due 04/29/2033 ^(c)		600	397

UBS Group AG
6.442% due 08/11/2028 •(k)		3,050	3,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
6.000% due 01/15/2030 (k)		$2,738	$1,916
10.500% due 02/15/2028 (k)		251	255

VICI Properties LP
4.500% due 09/01/2026 (k)		350	339
5.750% due 02/01/2027 (k)		2,000	2,007

			54,658

INDUSTRIALS 21.9%

American Airlines Pass-Through Trust
3.000% due 04/15/2030 (k)		134	122
3.350% due 04/15/2031 (k)		843	762
3.700% due 04/01/2028 (k)		1,268	1,181

BAT Capital Corp.
6.343% due 08/02/2030 (k)		400	420
6.421% due 08/02/2033 (k)		300	314

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (b)		188	152

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)(k)		2,336	1,865

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)(k)		1,485	1,200

CGG SA
7.750% due 04/01/2027	EUR	416	425
8.750% due 04/01/2027 (k)		$4,612	4,206

CVS Pass-Through Trust
7.507% due 01/10/2032 (k)		545	574

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)		41	7

Gazprom PJSC Via Gaz Capital SA
8.625% due 04/28/2034		1,710	1,559

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		7,256	6,930

LifePoint Health, Inc.
11.000% due 10/15/2030 (k)		1,700	1,792

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		100	76

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		6,000	5,613

Petroleos Mexicanos
6.700% due 02/16/2032		784	651
6.840% due 01/23/2030		200	174
8.750% due 06/02/2029		350	341

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		710	656

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (k)		1,454	1,116

United Airlines Pass-Through Trust
4.150% due 02/25/2033		73	67

Vale SA
0.000% due 12/29/2049 ~(h)	BRL	50,000	3,639

Venture Global LNG, Inc.
9.500% due 02/01/2029		$300	318

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		10,800	9,828

			43,988

UTILITIES 5.9%

NGD Holdings BV
6.750% due 12/31/2026 (k)		1,479	1,052

Oi SA
10.000% due 07/27/2025 ^(c)		3,220	161

Pacific Gas & Electric Co.
3.750% due 08/15/2042		100	74
4.000% due 12/01/2046 (k)		200	147
4.200% due 03/01/2029 (k)		1,300	1,230
4.200% due 06/01/2041 (k)		200	160
4.300% due 03/15/2045 (k)		950	746
4.750% due 02/15/2044 (k)		1,492	1,249
6.950% due 03/15/2034 (k)		1,020	1,122

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	47

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru LNG SRL
5.375% due 03/22/2030 (k)		$2,800	$2,320

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040 (k)		1,176	1,062

Vistra Operations Co. LLC
6.950% due 10/15/2033 (k)		2,400	2,529

			11,852

Total Corporate Bonds & Notes (Cost $119,400)			110,498

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(b)(c)	EUR	151	87

Total Convertible Bonds & Notes (Cost $172)			87

MUNICIPAL BONDS & NOTES 2.9%

CALIFORNIA 0.8%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		$80	73
3.487% due 06/01/2036		1,000	815
3.850% due 06/01/2050		890	825

			1,713

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		14	15

MICHIGAN 0.7%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		1,900	1,412

PUERTO RICO 0.3%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		1,022	558

WEST VIRGINIA 1.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		25,300	2,242

Total Municipal Bonds & Notes (Cost $6,812)			5,940

U.S. GOVERNMENT AGENCIES 169.1%

Fannie Mae
0.000% due 02/25/2052 •(a)(k)		121,386	1,246
0.000% due 08/25/2054 ~(a)(k)		4,283	223
0.548% due 10/25/2049 ~(a)(k)		6,102	739
0.598% due 02/25/2049 •(a)		65	7
0.648% due 07/25/2050 •(a)(k)		918	105
1.181% due 12/25/2042 ~(a)		2,464	55
1.298% due 07/25/2041 •(a)(k)		330	27
2.500% due 12/25/2027 (a)(k)		593	18
3.000% due 06/25/2050 (a)(k)		1,109	221
3.500% due 07/25/2036 (a)(k)		2,900	311
3.500% due 07/25/2042 - 12/25/2049 (a)		357	43
4.000% due 06/25/2050 (a)(k)		580	103
4.250% due 11/25/2024 (k)		10	10
4.500% due 07/25/2040 (k)		357	351
4.664% due 02/25/2042 ~		231	225
4.793% due 12/25/2042 ~		15	14
5.000% due 07/25/2037 (a)		442	67
5.000% due 01/25/2038 - 07/25/2038 (k)		2,321	2,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.152% due 10/25/2042 ~	$6	$6
5.500% due 11/25/2032 - 04/25/2035 (k)	2,305	2,318
5.546% due 10/25/2042 ~	167	170
5.750% due 06/25/2033	10	11
5.807% due 08/25/2043	745	737
6.000% due 09/25/2031 (k)	60	61
6.000% due 01/25/2044	527	534
6.135% due 09/01/2028 •	2	2
6.325% due 11/01/2027 •	6	6
6.500% due 04/01/2031 - 11/01/2047	1,658	1,695
6.500% due 09/25/2031 - 03/25/2032 (k)	267	273
6.850% due 12/18/2027	2	2
7.000% due 06/18/2027 - 01/01/2047	398	409
7.000% due 02/25/2035 (k)	34	35
7.000% due 09/25/2041 ~	165	161
7.500% due 11/25/2026 - 06/25/2044	416	422
7.500% due 06/19/2041 ~	54	55
7.997% due 06/19/2041 ~	496	507
8.500% due 06/18/2027 - 06/25/2030	43	44

Freddie Mac
0.000% due 08/15/2036 - 11/15/2038 ~(a)(k)	10,001	508
0.000% due 11/15/2048 •(a)(k)	5,059	206
0.548% due 04/25/2048 ~(a)(k)	14,945	2,120
0.548% due 11/25/2049 •(a)(k)	11,626	1,582
0.698% due 05/25/2050 •(a)(k)	619	86
2.010% due 11/25/2045 ~(a)	5,336	370
3.000% due 11/25/2050 - 01/25/2051 (a)(k)	8,927	1,349
3.500% due 05/25/2050 (a)	505	100
4.357% due 07/25/2032 ~	62	60
5.500% due 04/01/2039	979	1,010
5.500% due 06/15/2041 (k)	1,082	1,113
6.000% due 12/15/2028 - 03/15/2035 (k)	570	582
6.000% due 04/15/2031 - 02/01/2034	60	61
6.262% due 12/01/2026 •	1	1
6.500% due 03/15/2026 - 09/01/2047	267	273
6.500% due 02/15/2028 - 03/25/2044 (k)	2,374	2,438
6.500% due 09/25/2043 ~	34	34
7.000% due 01/15/2024 - 10/25/2043	453	474
7.000% due 07/15/2027 - 06/15/2031 (k)	542	557
7.500% due 05/15/2024 (k)	3	3
7.500% due 12/01/2025 - 02/25/2042	326	329
8.000% due 07/01/2024 - 04/15/2030	33	33
10.602% due 10/25/2029 •	650	711
13.002% due 12/25/2027 •	1,354	1,425

Ginnie Mae
0.578% due 08/20/2049 - 09/20/2049 •(a)(k)	35,210	3,840
0.578% due 09/20/2049 ~(a)(k)	12,512	1,462
0.728% due 06/20/2047 •(a)(k)	5,061	552
6.000% due 04/15/2029 - 12/15/2038	502	516
6.500% due 04/15/2032 - 10/20/2038	162	167
7.000% due 07/15/2025 - 06/15/2026	3	3
7.500% due 10/15/2025 - 02/15/2029	189	190
8.500% due 02/15/2031	5	5

Ginnie Mae, TBA
4.000% due 01/01/2054	12,000	11,477
4.500% due 02/01/2054	100	98

U.S. Small Business Administration
4.625% due 02/01/2025	11	11
5.510% due 11/01/2027	54	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.780% due 08/01/2027	$4	$4
5.820% due 07/01/2027	6	6

Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 03/01/2048	337	325
4.000% due 09/01/2047 (k)	4,832	4,657
4.500% due 03/01/2028 - 08/01/2041	108	108
6.000% due 12/01/2032 - 06/01/2040	1,767	1,843
6.500% due 09/01/2028 - 02/01/2038	627	655
8.000% due 12/01/2024 - 11/01/2031	59	59

Uniform Mortgage-Backed Security, TBA
5.000% due 02/01/2054	700	693
5.500% due 02/01/2054	400	402
6.500% due 01/01/2054 - 02/01/2054	276,000	282,837

Vendee Mortgage Trust
6.500% due 03/15/2029	33	33
6.750% due 02/15/2026 - 06/15/2026	16	16
7.500% due 09/15/2030	697	731

Total U.S. Government Agencies (Cost $355,566)		339,711

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.1%

Adjustable Rate Mortgage Trust
5.376% due 07/25/2035 ~	162	150
5.813% due 08/25/2035 «~	107	102

Ashford Hospitality Trust
6.934% due 04/15/2035 ~(k)	2,200	2,152

Atrium Hotel Portfolio Trust
7.159% due 12/15/2036 ~(k)	1,600	1,470

Banc of America Mortgage Trust
3.815% due 02/25/2035 «~	4	3

Bancorp Commercial Mortgage Trust
9.193% due 08/15/2032 ~	272	269

BCAP LLC Trust
5.698% due 07/26/2036 ~	121	100

Bear Stearns ALT-A Trust
4.235% due 08/25/2036 ~	208	105

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	117	112
5.744% due 12/11/2040 ~	393	368

BX Trust
6.863% due 10/15/2036	1,000	972

CALI Mortgage Trust
3.957% due 03/10/2039	1,100	925

Citigroup Commercial Mortgage Trust
5.442% due 12/10/2049 ~	637	411

Citigroup Mortgage Loan Trust
7.000% due 09/25/2033 «	1	1

Colony Mortgage Capital Ltd.
7.500% due 11/15/2038 •(k)	1,000	919

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	777	86

Commercial Mortgage Trust
11.476% due 12/15/2038 ~	1,380	965

Countrywide Alternative Loan Trust
5.890% due 07/25/2046 •	874	711

Countrywide Home Loan Mortgage Pass-Through Trust
5.394% due 08/25/2034 «~	134	123
6.110% due 03/25/2035 •	666	579
7.340% due 03/25/2046 •	874	569

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034 «	185	183
7.500% due 06/25/2035	39	38

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034 «	134	130

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036	731	114

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032		$1,200	$991

Eurosail PLC
6.939% due 09/13/2045 •	GBP	1,582	1,853
7.589% due 09/13/2045 •		1,130	1,297
9.189% due 09/13/2045 ~		960	1,185

Freddie Mac
12.837% due 10/25/2041 •(k)		$2,800	2,949
13.137% due 11/25/2041 ~(k)		2,800	2,973

GC Pastor Hipotecario FTA
4.093% due 06/21/2046 ~	EUR	692	669

GMAC Mortgage Corp. Loan Trust
4.020% due 08/19/2034 «~		$16	13

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(k)		2,200	1,981
4.591% due 10/10/2032 ~		400	353
8.762% due 08/15/2039 ~(k)		3,400	3,428

GSAA Home Equity Trust
6.000% due 04/01/2034		385	376

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043 (k)		1,318	1,345
7.500% due 06/19/2027 «~		11	11
8.000% due 09/19/2027 «~		281	260

GSR Mortgage Loan Trust
5.800% due 12/25/2034 «•		40	34
6.500% due 01/25/2034 «		1	1

ILPT Commercial Mortgage Trust
9.554% due 10/15/2039		1,400	1,349

IM Pastor Fondo de Titluzacion Hipotecaria
4.056% due 03/22/2043 ~	EUR	194	187

JP Morgan Chase Commercial Mortgage Securities Trust
5.958% due 04/15/2037 •		$976	900
7.226% due 03/15/2036 ~		900	474
11.866% due 11/15/2038 •(k)		2,200	2,003

JP Morgan Mortgage Trust
4.826% due 10/25/2036 ~		633	514
5.500% due 06/25/2037 «		4	3

LUXE Commercial Mortgage Trust
8.234% due 10/15/2038 •(k)		3,016	2,947

MASTR Adjustable Rate Mortgages Trust
4.326% due 10/25/2034 ~		221	197

MASTR Alternative Loan Trust
6.250% due 07/25/2036		226	125
7.000% due 04/25/2034 «		18	18

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,184	1,527
7.500% due 07/25/2035		1,148	833

MFA Trust
3.661% due 01/26/2065 ~		300	248

Morgan Stanley Re-REMIC Trust
4.271% due 12/26/2046 ~		6,792	6,027

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034		474	423
7.500% due 03/25/2034 (k)		1,439	1,294
7.500% due 10/25/2034		1,423	1,276

New Orleans Hotel Trust
6.998% due 04/15/2032 •		1,000	943

Newgate Funding PLC
5.175% due 12/15/2050 •	EUR	1,086	1,114
5.425% due 12/15/2050 •		1,086	1,057

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,216	1,203
6.250% due 12/26/2036 ~		5,226	1,887

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035		708	605

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		166	167
8.500% due 11/25/2031		616	301
8.500% due 12/25/2031 «		7	3

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036		2,097	1,264

WaMu Mortgage Pass-Through Certificates Trust
4.617% due 05/25/2035 ~		51	49

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034 «		$29	$29
7.500% due 04/25/2033 «		83	81

Wells Fargo Commercial Mortgage Trust
4.928% due 12/15/2039 ~(k)		2,558	2,136

Total Non-Agency Mortgage-Backed Securities (Cost $67,596)			62,460

ASSET-BACKED SECURITIES 6.6%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2049		200	2

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
8.995% due 11/25/2032 «~		39	1

Bear Stearns Asset-Backed Securities Trust
3.598% due 09/25/2034 «•		119	113

Conseco Finance Corp.
6.530% due 02/01/2031 ~		48	43

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,417	395

Countrywide Asset-Backed Certificates Trust
4.488% due 11/25/2034 •(k)		2,297	1,796
5.870% due 06/25/2037 •(k)		1,404	1,411

ECAF Ltd.
4.947% due 06/15/2040		1,272	833

Elmwood CLO Ltd.
0.000% due 04/20/2034 ~		1,213	958

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)		7	1,654

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(f)		12	706

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		500	257

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		250	165

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		6	40
0.000% due 04/16/2029 «(f)		10	93
0.000% due 07/16/2029 «(f)		7	158

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	2,768

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)		5	1,333
0.000% due 02/16/2055 «(f)		0	528

Total Asset-Backed Securities (Cost $35,361)			13,254

SOVEREIGN ISSUES 2.8%

Argentina Government International Bond
0.750% due 07/09/2030 þ		515	198
1.000% due 07/09/2029		269	107
3.500% due 07/09/2041 þ(k)		1,880	642
3.625% due 07/09/2035 þ(k)		904	298
3.625% due 07/09/2046 þ		115	40
4.250% due 01/09/2038 þ(k)		4,388	1,745

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		323	145
7.875% due 02/11/2035 ^(c)		388	171

Romania Government International Bond
5.500% due 09/18/2028	EUR	1,900	2,160

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$13	2
9.250% due 09/15/2027 ^(c)		171	33

Total Sovereign Issues (Cost $7,257)			5,541

		SHARES
COMMON STOCKS 10.6%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (d)		291,816	531

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘A’ (d)	68,102	$182

iHeartMedia, Inc. ‘B’ «(d)	52,880	127

Promotora de Informaciones SA (d)	207,627	66

		906

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(d)(i)	17,707,907	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(i)	422	13

FINANCIALS 1.9%

Banca Monte dei Paschi di Siena SpA (d)	323,500	1,088

Intelsat Emergence SA «(d)(i)	98,888	2,817

		3,905

HEALTH CARE 4.9%

Amsurg Equity «(d)(i)	192,582	9,878

INDUSTRIALS 2.9%

NAC Aviation «(d)(i)	7,719	129

Neiman Marcus Group Ltd. LLC «(d)(i)	32,851	4,924

Syniverse Holdings, Inc. «(i)	888,904	778

Westmoreland Mining Holdings «(d)(i)	69	0

Westmoreland Mining LLC «(d)(i)	70	0

		5,831

UTILITIES 0.4%

Windstream Units «(d)	28,052	830

Total Common Stocks (Cost $21,563)		21,363

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	711	2

Total Warrants (Cost $2,662)		2

PREFERRED SECURITIES 1.9%

FINANCIALS 1.9%

Capital Farm Credit ACA
5.000% due 03/15/2026 •(h)	1,300,000	1,186

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	1,000,000	949

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	1,461,600	1,620

SVB Financial Group
4.000% due 05/15/2026 ^(c)(h)	100,000	1
4.700% due 11/15/2031 ^(c)(h)	26,000	0

Total Preferred Securities (Cost $4,281)		3,756

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.	2,011	49

Uniti Group, Inc.	54,523	315

VICI Properties, Inc.	33,427	1,066

Total Real Estate Investment Trusts (Cost $850)		1,430

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	49

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (j) 0.7%
			$1,482

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	5,329	6

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (f)(g)	HUF	70,000	202

U.S. TREASURY BILLS 0.5%
5.414% due 01/25/2024 - 03/28/2024 (e)(f)(n)		$958	951

Total Short-Term Instruments (Cost $2,642)			2,641

Total Investments in Securities (Cost $663,958)			603,871

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short-Term Floating NAV Portfolio III	489,476	$4,761

Total Short-Term Instruments (Cost $4,760)		4,761

Total Investments in Affiliates (Cost $4,760)		4,761

Total Investments 302.9% (Cost $668,718)		$608,632

Financial Derivative Instruments (l)(m) (0.0)% (Cost or Premiums, net $9,529)		(66)

Other Assets and Liabilities, net (202.9)%		(407,659)

Net Assets 100.0%		$200,907

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$8,047	$9,878	4.92%
Axis Energy Services ‘A’	07/01/2021	6	13	0.01
Intelsat Emergence SA	06/19/2017 - 07/03/2023	6,775	2,817	1.40
NAC Aviation	06/01/2022	347	129	0.06
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	4,924	2.45
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	874	778	0.39
Westmoreland Mining Holdings	03/26/2019	0	0	0.00
Westmoreland Mining LLC	06/30/2023	1	0	0.00

		$17,108	$18,539	9.23%

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$1,482	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,512)	$1,482	$1,482

Total Repurchase Agreements						$(1,512)	$1,482	$1,482

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOM	5.900%	12/04/2023	03/04/2024			$(890)	$(894)
BOS	5.610	12/11/2023	03/11/2024			(1,134)	(1,138)
	5.970	10/10/2023	01/08/2024			(3,117)	(3,160)
BPS	5.550	09/18/2023	TBD	(3)		(3,007)	(3,056)
	5.650	09/18/2023	TBD	(3)		(494)	(502)
	5.700	09/18/2023	TBD	(3)		(226)	(230)
	6.060	07/14/2023	01/10/2024			(6,135)	(6,312)
	6.120	07/31/2023	01/29/2024			(3,856)	(3,957)
	6.150	12/20/2023	05/15/2024			(5,323)	(5,335)
	6.180	11/24/2023	04/08/2024			(363)	(365)
	6.650	12/20/2023	04/16/2024			(2,477)	(2,483)
	6.950	12/20/2023	04/16/2024			(3,827)	(3,836)
BRC	6.150	11/09/2023	TBD	(3)		(958)	(967)
	6.515	11/09/2023	02/07/2024			(1,708)	(1,725)
	6.565	11/09/2023	02/07/2024			(3,135)	(3,166)
	6.700	12/08/2023	04/08/2024			(1,395)	(1,402)
BYR	6.100	07/06/2023	01/08/2024			(2,185)	(2,250)
	6.100	09/08/2023	03/06/2024			(3,203)	(3,266)
	6.100	10/06/2023	01/08/2024			(543)	(551)
	6.100	11/20/2023	05/20/2024			(796)	(802)
CIB	6.020	08/16/2023	02/16/2024			(625)	(639)
DBL	6.318	12/18/2023	02/16/2024			(782)	(784)
	6.518	12/18/2023	02/16/2024			(1,534)	(1,539)
IND	5.930	11/06/2023	05/06/2024			(406)	(410)
	5.930	12/04/2023	02/29/2024			(403)	(405)
	6.030	12/21/2023	03/21/2024			(3,012)	(3,018)
JML	5.750	12/15/2023	02/02/2024			(2,236)	(2,243)
JPS	6.380	01/02/2024	04/03/2024			(1,684)	(1,684)
	6.430	07/03/2023	01/02/2024			(1,766)	(1,824)
MSB	6.200	11/27/2023	05/22/2024			(1,251)	(1,259)
	6.350	11/27/2023	05/22/2024			(2,373)	(2,388)
MSC	5.550	12/13/2023	01/16/2024			(4,413)	(4,426)
RCY	5.570	11/27/2023	02/27/2024			(4,992)	(5,020)
	5.650	08/16/2023	02/16/2024			(1,422)	(1,453)
	5.860	12/18/2023	01/17/2024			(1,450)	(1,453)
	6.020	08/16/2023	02/16/2024			(858)	(878)
	6.020	08/17/2023	02/16/2024			(2,047)	(2,094)
RTA	6.740	12/19/2023	02/02/2024			(803)	(805)
	6.750	01/02/2024	02/16/2024			(824)	(824)
SCX	5.880	11/10/2023	02/08/2024			(2,385)	(2,405)
SOG	5.490	10/30/2023	TBD	(3)		(2,836)	(2,863)
	5.500	07/28/2023	TBD	(3)		(410)	(420)
	5.570	07/28/2023	TBD	(3)		(218)	(223)
	5.830	10/13/2023	01/11/2024			(2,357)	(2,388)
	6.100	10/12/2023	04/12/2024			(1,653)	(1,675)
	6.120	10/10/2023	04/10/2024			(577)	(585)
	6.120	11/14/2023	04/10/2024			(1,010)	(1,018)
TDM	4.490	11/30/2023	TBD	(3)		(2,583)	(2,594)
	5.470	07/28/2023	TBD	(3)		(1,577)	(1,616)
	5.490	07/28/2023	TBD	(3)		(1,629)	(1,670)
	5.490	11/27/2023	TBD	(3)		(5,154)	(5,183)
	5.650	07/28/2023	TBD	(3)		(3,979)	(4,077)
	5.710	12/19/2023	02/20/2024			(8,890)	(8,910)
UBS	4.100	11/10/2023	TBD	(3)	EUR	(577)	(640)
	6.070	08/28/2023	02/26/2024			$(1,393)	(1,423)

Total Reverse Repurchase Agreements							$(116,233)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	51

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	01/01/2039	$300	$(264)	$(269)
Uniform Mortgage-Backed Security, TBA	2.000	01/01/2054	1,950	(1,488)	(1,594)
Uniform Mortgage-Backed Security, TBA	2.500	02/01/2054	600	(492)	(511)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2054	1,200	(1,103)	(1,135)

Total Short Sales (1.7)%				$(3,347)	$(3,509)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(894)	$0	$(894)	$1,403	$509
BOS	0	(4,298)	0	(4,298)	4,855	557
BPS	0	(26,076)	0	(26,076)	33,224	7,148
BRC	0	(7,260)	0	(7,260)	9,359	2,099
BYR	0	(6,869)	0	(6,869)	8,294	1,425
CIB	0	(639)	0	(639)	724	85
DBL	0	(2,323)	0	(2,323)	2,901	578
FICC	1,482	0	0	1,482	(1,512)	(30)
IND	0	(3,833)	0	(3,833)	4,447	614
JML	0	(2,243)	0	(2,243)	2,361	118
JPS	0	(3,508)	0	(3,508)	2,136	(1,372)
MSB	0	(3,647)	0	(3,647)	4,417	770
MSC	0	(4,426)	0	(4,426)	4,657	231
RCY	0	(10,898)	0	(10,898)	11,986	1,088
RTA	0	(1,629)	0	(1,629)	1,116	(513)
SCX	0	(2,405)	0	(2,405)	2,651	246
SOG	0	(9,172)	0	(9,172)	10,245	1,073
TDM	0	(24,050)	0	(24,050)	24,814	764
UBS	0	(2,063)	0	(2,063)	2,671	608

Total Borrowings and Other Financing Transactions	$1,482	$(116,233)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,619)	$(17,213)	$(28,897)	$(64,729)
U.S. Government Agencies	0	(5,880)	(13,215)	(5,335)	(24,430)
Non-Agency Mortgage-Backed Securities	0	(1,824)	(9,133)	(8,885)	(19,842)
Asset-Backed Securities	0	0	0	(2,482)	(2,482)
Sovereign Issues	0	0	(2,242)	0	(2,242)

Total Borrowings	$0	$(26,323)	$(41,803)	$(45,599)	$(113,725)

Payable for reverse repurchase agreements (5)					$(113,725)

(k)	Securities with an aggregate market value of $135,637 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(104,425) at a weighted average interest rate of 5.758%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,508) is outstanding at period end.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10	$(2,366)	$67	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	4	(963)	15	0	0
3-Month SOFR Active Contract December Futures	03/2026	5	(1,212)	11	0	(1)
3-Month SOFR Active Contract June Futures	09/2024	6	(1,432)	32	0	0
3-Month SOFR Active Contract June Futures	09/2025	4	(968)	11	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	7	(1,663)	43	0	0
3-Month SOFR Active Contract March Futures	06/2025	4	(966)	12	0	0
3-Month SOFR Active Contract March Futures	06/2026	4	(969)	9	0	0
3-Month SOFR Active Contract September Futures	12/2024	6	(1,439)	27	0	(1)
3-Month SOFR Active Contract September Futures	12/2025	4	(969)	9	0	0

Total Futures Contracts				$236	$0	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.750%	$500	$(5)	$10	$5	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	14,900	$1,464	$11	$1,475	$0	$(47)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,900	680	3,001	3,681	115	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024	$	32,500	(307)	725	418	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2024		14,000	12	485	497	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		8,800	(1)	206	205	2	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		4,400	0	100	100	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	06/20/2025		8,400	130	200	330	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		142,900	(321)	2,916	2,595	0	(6)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		700	0	23	23	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		3,200	(1)	263	262	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,130	0	170	170	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		3,500	(1)	269	268	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		1,000	0	77	77	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		3,400	(9)	(228)	(237)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		11,200	(763)	(474)	(1,237)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		28,200	(1,308)	(1,010)	(2,318)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		47,200	3,512	(683)	2,829	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		3,800	(1)	394	393	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		11,363	(3)	1,194	1,191	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		7,141	97	(853)	(756)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		59,000	1,147	(1,698)	(551)	0	(23)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029		2,365	0	262	262	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029		8,600	(26)	(840)	(866)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,810	(113)	(303)	(416)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		73,390	(5,265)	(2,572)	(7,837)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		44,200	2,283	(4,042)	(1,759)	3	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		13,500	(254)	(6)	(260)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029		4,500	(46)	(506)	(552)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		13,700	(1,410)	305	(1,105)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		6,800	179	97	276	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		4,805	21	796	817	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		3,900	259	(262)	(3)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		12,200	(165)	1,866	1,701	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		38,250	4,949	2,071	7,020	30	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		46,980	1,980	4,829	6,809	29	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		8,305	320	97	417	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,510	42	(47)	(5)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	53

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/20/2034	$	1,300	$(46)	$5	$(41)	$1	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		4,400	(31)	1,278	1,247	15	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		4,100	(10)	1,348	1,338	14	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		1,400	(5)	429	424	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		5,700	537	1,836	2,373	18	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051		3,500	(1)	1,381	1,380	13	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	04/08/2051		2,100	1	(754)	(753)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		2,800	(106)	(886)	(992)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,900	1,128	972	2,100	26	0
Receive	1-Year BRL-CDI	11.823	Maturity	01/04/2027	BRL	40,300	0	(256)	(256)	5	0
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		39,700	0	290	290	0	(5)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(710)	(86)	0	(2)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,300	(183)	183	0	1	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	588	590	8	0
Pay (5)	6-Month EUR-EURIBOR	3.250	Annual	03/20/2029		2,500	117	(2)	115	0	(9)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		3,500	303	1,207	1,510	71	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		3,700	23	214	237	19	0
Pay (5)	CAONREPO Index	3.500	Semi-Annual	06/19/2034	CAD	2,000	69	(4)	65	2	0

							$9,503	$13,952	$23,455	$419	$(128)

Total Swap Agreements							$9,498	$13,962	$23,460	$419	$(128)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$419	$419	$0	$(3)	$(128)	$(131)

Cash of $7,986 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	242		$308	$0	$(1)

BPS	01/2024		924		1,172	0	(6)
	01/2024		$872	EUR	789	2	(2)
	01/2024		1	HUF	472	0	0
	01/2024	ZAR	206		$11	0	0

BRC	03/2024		$858	TRY	26,876	0	(9)
	04/2024		3,136		101,351	0	(47)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	01/2024	HUF	2,741		$8	$0	$0
	03/2024		$61	PEN	228	1	0

DUB	01/2024	EUR	156		$171	0	(1)

GLM	01/2024	MXN	3,612		206	0	(6)

JPM	01/2024	HUF	63,914		182	0	(2)

MBC	01/2024	EUR	22,420		24,515	0	(242)

MYI	01/2024	HUF	3,554		10	0	0

RBC	04/2024	MXN	5		0	0	0

RYL	01/2024	EUR	1,365		1,495	0	(12)

SCX	01/2024	GBP	154		193	0	(3)

UAG	01/2024	CAD	468		347	0	(6)
	01/2024	GBP	5,020		6,353	0	(46)

Total Forward Foreign Currency Contracts						$3	$(383)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	1.349%	$ 500	$70	$(11)	$59	$0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	200	(39)	6	0	(33)

Total Swap Agreements							$31	$(5)	$59	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	2	0	0	2	(8)	0	0	(8)	(6)	0	(6)
BRC	0	0	0	0	(56)	0	0	(56)	(56)	0	(56)
CBK	1	0	0	1	0	0	0	0	1	0	1
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
GST	0	0	59	59	0	0	0	0	59	0	59
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MBC	0	0	0	0	(242)	0	0	(242)	(242)	389	147
MYC	0	0	0	0	0	0	(33)	(33)	(33)	0	(33)
RYL	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
SCX	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
UAG	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)

Total Over the Counter	$3	$0	$59	$62	$(383)	$0	$(33)	$(416)

(n)
Securities with an aggregate market value of $389 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	55

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$419	$419

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Swap Agreements	0	59	0	0	0	59

	$0	$59	$0	$3	$0	$62

	$0	$59	$0	$3	$419	$481

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	128	128

	$0	$0	$0	$0	$131	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$383	$0	$383
Swap Agreements	0	33	0	0	0	33

	$0	$33	$0	$383	$0	$416

	$0	$33	$0	$383	$131	$547

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$5,018	$5,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$32	$0	$44

	$0	$14	$0	$32	$5,018	$5,064

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(34)	$(34)
Swap Agreements	0	10	0	0	(5,789)	(5,779)

	$0	$10	$0	$0	$(5,823)	$(5,813)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$277	$0	$277
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$277	$0	$278

	$0	$11	$0	$277	$(5,823)	$(5,535)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December
 31, 2023 in valuing the Fund’s assets and
 liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$29,619	$7,569	$37,188
Corporate Bonds & Notes
Banking & Finance	0	54,658	0	54,658
Industrials	0	43,988	0	43,988
Utilities	0	11,852	0	11,852
Convertible Bonds & Notes
Banking & Finance	0	87	0	87
Municipal Bonds & Notes
California	0	1,713	0	1,713
Illinois	0	15	0	15
Michigan	0	1,412	0	1,412
Puerto Rico	0	558	0	558
West Virginia	0	2,242	0	2,242
U.S. Government Agencies	0	339,711	0	339,711
Non-Agency Mortgage-Backed Securities	0	61,465	995	62,460
Asset-Backed Securities	0	8,628	4,626	13,254
Sovereign Issues	0	5,541	0	5,541
Common Stocks
Communication Services	779	0	127	906
Energy	0	0	13	13
Financials	1,088	0	2,817	3,905
Health Care	0	0	9,878	9,878
Industrials	0	0	5,831	5,831
Utilities	0	0	830	830
Warrants
Financials	0	0	2	2
Preferred Securities
Financials	0	3,756	0	3,756
Real Estate Investment Trusts
Real Estate	1,430	0	0	1,430
Short-Term Instruments
Repurchase Agreements	0	1,482	0	1,482

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short-Term Notes	$0	$6	$0	$6
Hungary Treasury Bills	0	202	0	202
U.S. Treasury Bills	0	951	0	951

	$3,297	$567,886	$32,688	$603,871

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,761	$0	$0	$4,761

Total Investments	$8,058	$567,886	$32,688	$608,632

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,509)	$0	$(3,509)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	419	0	419
Over the counter	0	62	0	62

	$0	$481	$0	$481

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(131)	0	(131)
Over the counter	0	(416)	0	(416)

	$0	$(547)	$0	$(547)

Total Financial Derivative Instruments	$0	$(66)	$0	$(66)

Totals	$8,058	$564,311	$32,688	$605,057

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$19,077	$9,632	$(15,948)	$320	$(2,738)	$2,967	$0	$(5,741)	$7,569	$288
Non-Agency Mortgage-Backed Securities	1,151	0	(170)	0	(1)	15	0	0	995	7
Asset-Backed Securities	6,006	0	(25)	1	4	(1,360)	0	0	4,626	(1,357)
Common Stocks
Communication Services	173	0	0	0	0	(46)	0	0	127	(46)
Energy	13	0	0	0	0	0	0	0	13	0
Financials	2,269	0	0	0	0	548	0	0	2,817	548
Health Care	0	8,047	0	0	0	1,831	0	0	9,878	1,831
Industrials	5,762	400	0	0	0	(331)	0	0	5,831	(331)
Utilities	0	129	0	0	0	701	0	0	830	701
Rights
Financials	50	0	(98)	0	98	(50)	0	0	0	0
Warrants
Financials	76	0	(98)	0	98	(74)	0	0	2	1
Information Technology	429	0	(129)	0	0	(300)	0	0	0	0

Totals	$35,006	$18,208	$(16,468)	$321	$(2,539)	$3,901	$0	$(5,741)	$32,688	$1,642

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	57

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)	December 31, 2023	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,480	Comparable Companies	EBITDA Multiple	X	14.500	—
	4,089	Discounted Cash Flow	Discount Rate		8.800-26.490	20.951
Non-Agency Mortgage-Backed Securities	995	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	4,513	Discounted Cash Flow	Discount Rate		12.000-17.000	14.677
	113	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	127	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	13	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	2,817	Comparable Companies	EBITDA Multiple	X	4.000	—
Health care	9,878	Comparable Companies	EBITDA Multiple	X	14.500
Industrials	129	Indicative Market Quotation	Broker Quote		$3.500-16.667	16.614
	4,923	Comparable Multiple/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.550/6.500/10.000	—
	779	Discounted Cash Flow	Discount Rate		17.280	—
Utilities	830	Comparable Companies	EBITDA Multiple	X	5.860	—
Warrants
Financials	2	Option Pricing Model	Volatility		40.000	—

Total	$32,688

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Access Income Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 27.1%

Amsurg
10.110% due 11/03/2026 «		$99	$99
13.258% due 09/15/2028 «		12,659	12,659

AP Core Holdings LLC
10.970% due 09/01/2027		1,844	1,804

CIRCOR International, Inc.
TBD% - 0.500% due 06/20/2029 «µ		166	165
11.368% due 06/20/2030 «		1,434	1,432

Comexposium
1.138% - 4.414% (EUR012M + 3.250%) due 03/28/2025 ~	EUR	3,392	3,247
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		18,708	17,906

Coreweave
TBD% - 14.148% due 06/30/2028 «µ		$3,500	3,519

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		15,258	11,558

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,400	2,434
10.883% due 03/29/2030		$3,772	3,481

Espai Barca Fondo De Titulizacion
6.500% - 11.500% due 05/31/2028 «	EUR	3,608	4,152

iHeartCommunications, Inc.
8.470% due 05/01/2026		$1,000	867
8.720% due 05/01/2026		2,400	2,070

Incora
TBD% - 13.988% due 03/01/2024 «		1,742	1,848

Lifepoint Health, Inc.
11.168% due 11/16/2028		2,400	2,397

Market Bidco Ltd.
8.752% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	8,643	9,087

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$1,293	1,251

NAC Aviation 29 DAC
7.501% due 06/30/2026		4,614	4,322

Oi SA
TBD% - 14.000% due 09/07/2024 µ		6,352	6,352
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		7,765	388

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	8,800	9,727

Promotora de Informaciones SA
8.942% (EUR003M + 5.000%) due 06/30/2026 «~		16,000	17,637
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		3,208	3,378

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		$2,470	2,381

Steenbok Lux Finco 1 SARL
10.000% (EUR006M + 10.000%) due 06/30/2026 ~	EUR	27	30

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		24,168	10,113
10.000% (EUR006M + 10.000%) due 06/30/2026 ~		18	20

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$17,861	15,795

Team Health Holdings, Inc.
10.633% due 03/02/2027		1,518	1,164

Telemar Norte Leste SA
1.750% due 02/26/2035		14,586	729
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		6,008	300

U.S. Renal Care, Inc.
10.470% due 06/20/2028		21,636	16,497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Services LLC
9.448% due 02/23/2027		$7,620	$7,544

Total Loan Participations and Assignments (Cost $191,943)			176,353

CORPORATE BONDS & NOTES 28.5%

BANKING & FINANCE 10.9%

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (b)(i)	EUR	14,042	16,366

ADLER Real Estate AG
3.000% due 04/27/2026		1,200	1,010

Agps Bondco PLC
4.250% due 07/31/2025		900	705
4.625% due 01/14/2026		4,000	1,562
5.000% due 04/27/2027		5,100	1,897
5.500% due 11/13/2026		1,200	467
6.000% due 08/05/2025		6,800	2,774

Armor Holdco, Inc.
8.500% due 11/15/2029 (i)		$8,000	7,265

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (i)	EUR	2,677	2,885
7.708% due 01/18/2028 •(i)		2,400	2,656
8.000% due 01/22/2030 •(i)		956	1,065
10.500% due 07/23/2029 (i)		8,348	10,144

BOI Finance BV
7.500% due 02/16/2027 (i)		4,000	4,070

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(b)(c)		432	250

East Lane Re Ltd.
14.582% due 03/31/2026		$250	251

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		939	886

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	500	502

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		$800	800

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,815	1,430

SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,395	926
2.100% due 05/15/2028 ^(c)		200	132
3.125% due 06/05/2030 ^(c)		200	131
3.500% due 01/29/2025 ^(c)		100	66
4.345% due 04/29/2028 ^(c)		600	398
4.570% due 04/29/2033 ^(c)		1,900	1,256

Uniti Group LP
6.000% due 01/15/2030 (i)		8,400	5,879
10.500% due 02/15/2028 (i)		2,671	2,710

Ursa Re Ltd.
14.582% due 12/07/2026		900	896

Veraison Re Ltd.
17.332% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		700	738

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		980	1,010

			71,127

INDUSTRIALS 15.9%

Altice France Holding SA
10.500% due 05/15/2027 (i)		17,400	11,286

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (b)(i)		768	622

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)(i)		5,645	4,507

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)(i)		6,456	5,217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CGG SA
7.750% due 04/01/2027 (i)	EUR	2,000	$2,043
8.750% due 04/01/2027		$2,000	1,824

Directv Financing LLC
5.875% due 08/15/2027 (i)		1,600	1,505

DISH DBS Corp.
5.250% due 12/01/2026 (i)		3,400	2,919
5.750% due 12/01/2028 (i)		14,100	11,273

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (i)		7,000	6,686

Inter Media & Communication SpA
6.750% due 02/09/2027 (i)	EUR	1,400	1,494

Legacy LifePoint Health LLC
4.375% due 02/15/2027		$400	370

LifePoint Health, Inc.
9.875% due 08/15/2030		1,000	1,012
11.000% due 10/15/2030 (i)		3,780	3,986

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	1,000	993

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		$300	227
11.750% due 10/15/2028		2,300	2,476

Petroleos Mexicanos
6.700% due 02/16/2032 (i)		1,978	1,644
6.840% due 01/23/2030 (i)		800	694
8.750% due 06/02/2029 (i)		1,489	1,448

ProFrac Holdings LLC
12.581% due 01/23/2029 «		3,254	3,221

U.S. Renal Care, Inc.
10.625% due 06/28/2028		4,470	3,431

Vale SA
0.000% due 12/29/2049 ~(g)	BRL	10,300	750

Venture Global LNG, Inc.
9.500% due 02/01/2029		$900	953

Veritas U.S., Inc.
7.500% due 09/01/2025 (i)		7,120	5,883

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		7,105	6,465

Windstream Escrow LLC
7.750% due 08/15/2028 (i)		23,816	20,885

			103,814

UTILITIES 1.7%

Oi SA
10.000% due 07/27/2025 ^(c)		34,485	1,724

Peru LNG SRL
5.375% due 03/22/2030 (i)		11,082	9,180

			10,904

Total Corporate Bonds & Notes (Cost $214,661)			185,845

MUNICIPAL BONDS & NOTES 2.9%

PUERTO RICO 2.9%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		24,294	13,271
0.000% due 11/01/2051		13,494	5,532

Total Municipal Bonds & Notes (Cost $19,985)			18,803

NON-AGENCY MORTGAGE-BACKED SECURITIES 56.8%

225 Liberty Street Trust
4.649% due 02/10/2036 ~(i)		14,239	10,176

245 Park Avenue Trust
3.657% due 06/05/2037 ~		2,680	2,300

Ashford Hospitality Trust
8.284% due 06/15/2035 •(i)		1,000	966
8.634% due 04/15/2035 •(i)		14,536	13,938

Atrium Hotel Portfolio Trust
9.059% due 06/15/2035 •(i)		6,223	5,816

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	59

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
7.986% due 03/15/2037 •(i)		$2,000	$1,917
8.186% due 03/15/2037 •(i)		3,000	2,862

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(i)		4,785	2,965

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(i)		5,370	3,530

BCAP LLC Trust
1.216% due 11/27/2036 ~		38,346	7,535
3.587% due 04/25/2038 ~(i)		3,424	2,664

Beast Mortgage Trust
8.926% due 03/15/2036 •(i)		6,750	4,188
9.926% due 03/15/2036 •(i)		2,500	1,427

Benchmark Mortgage Trust
3.440% due 08/15/2052 ~(i)		8,600	6,691

Beneria Cowen & Pritzer Collateral Funding Corp.
9.114% due 06/15/2038 •(i)		5,500	3,697

BMO Mortgage Trust
3.269% due 02/17/2055 ~(i)		9,615	7,609
3.939% due 02/17/2055 ~(i)		11,000	6,513

Braemar Hotels & Resorts Trust
7.934% due 06/15/2035 •(i)		8,500	7,993

BSST Mortgage Trust
10.862% due 02/15/2037 •(i)		8,800	5,089
11.862% due 02/15/2037 •(i)		1,500	823

BX Trust
7.713% due 10/15/2036 •(i)		4,000	3,753
8.579% due 05/15/2030 •(i)		3,754	3,656

Canada Square Funding PLC
7.670% due 12/17/2057 •(i)	GBP	2,000	2,529

Citigroup Commercial Mortgage Trust
8.526% due 12/15/2036 •(i)		$585	567
9.376% due 12/15/2036 •(i)		3,400	3,286

COLT Mortgage Loan Trust
4.737% due 03/25/2067 ~(i)		7,200	6,393

Connecticut Avenue Securities Trust
10.587% due 03/25/2042 •(i)		2,000	2,135
14.837% due 03/25/2042 •(i)		5,200	5,819

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 01/25/2038 (i)		14,418	6,910

Credit Suisse Mortgage Capital Trust
8.744% due 07/15/2032 •(i)		12,000	10,874

DBGS Mortgage Trust
7.509% due 06/15/2033 •(i)		15,000	9,703

DOLP Trust
3.704% due 05/10/2041 ~(i)		14,250	6,603

Extended Stay America Trust
9.176% due 07/15/2038 ~(i)		10,893	10,686

Freddie Mac
7.987% due 01/25/2051 •		620	630
8.337% due 12/25/2050 •		760	789
8.387% due 01/25/2034 ~(i)		855	865
9.087% due 02/25/2042 •(i)		5,200	5,379
10.087% due 02/25/2042 •(i)		1,700	1,763
10.837% due 01/25/2034 •(i)		900	959
13.837% due 02/25/2042 •(i)		800	861

GS Mortgage Securities Corp. Trust
8.326% due 08/15/2032 ~(i)		5,000	4,769

GSMSC Resecuritization Trust
6.049% due 11/26/2037 (i)		15,765	14,200

Harbour PLC
8.220% due 01/28/2054 ~(i)	GBP	10,416	12,696

Hilton Orlando Trust
8.309% due 12/15/2034 •(i)		$1,250	1,228

HPLY Trust
8.625% due 11/15/2036 •(i)		7,744	7,448
9.375% due 11/15/2036 •(i)		11,600	11,106

Jackson Park Trust
3.242% due 10/14/2039 ~(i)		2,700	2,065

JP Morgan Chase Commercial Mortgage Securities Trust
5.364% due 07/05/2033 ~(i)		1,183	802
7.666% due 06/15/2038 •(i)		3,276	2,454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.709% due 12/15/2031 •(i)		$5,211	$4,945
8.576% due 03/15/2036 •(i)		2,000	852
8.866% due 06/15/2038 •		250	170
9.326% due 03/15/2036 ~(i)		19,256	7,135
10.326% due 03/15/2036		1,325	172

Jupiter Mortgage No. 1 PLC
8.721% due 07/20/2060 •	GBP	6,424	8,175

MAD Mortgage Trust
4.032% due 08/15/2034 ~(i)		$745	533

Morgan Stanley Bank of America Merrill Lynch Trust
4.750% due 12/15/2046 ~(i)		4,214	3,702

Morgan Stanley Capital Trust
8.209% due 07/15/2035 ~(i)		7,084	6,817

MRCD Mortgage Trust
2.718% due 12/15/2036		5,000	2,816
2.718% due 12/15/2036 (i)		11,198	5,969

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(i)		3,000	1,635

New Orleans Hotel Trust
8.098% due 04/15/2032 •(i)		7,900	7,335

New Residential Mortgage Loan Trust
3.879% due 11/25/2059 ~		15,500	7,713

Residential Mortgage Securities PLC
9.520% due 06/20/2070 •(i)	GBP	2,500	3,183

Seasoned Credit Risk Transfer Trust
2.727% due 11/25/2061 ~(a)		$6,731	2,033
4.500% due 02/25/2059 (i)		8,981	7,865
4.500% due 11/25/2061 ~(i)		5,900	4,802
4.750% due 08/25/2058 (i)		8,337	7,496

SFO Commercial Mortgage Trust
7.876% due 05/15/2038 •		340	281
8.376% due 05/15/2038 •(i)		6,500	5,030

Stratton Hawksmoor PLC
7.220% due 02/25/2053 •(i)	GBP	3,800	4,642
7.970% due 02/25/2053 •(i)		8,379	10,077

Stratton Mortgage Funding PLC
8.471% due 07/20/2060		5,721	7,286

Uropa Securities PLC
5.333% due 10/10/2040 ~	EUR	2,747	2,562

WaMu Mortgage Pass-Through Certificates Trust
6.370% due 10/25/2045 •(i)		$7,602	6,346

Wells Fargo Commercial Mortgage Trust
3.860% due 09/15/2031 ~(i)		1,500	1,383
4.928% due 12/15/2039 ~(i)		8,600	6,920
8.216% due 02/15/2037 •(i)		3,080	3,009

Total Non-Agency Mortgage-Backed Securities (Cost $432,180)			370,511

ASSET-BACKED SECURITIES 33.0%

ACE Securities Corp. Home Equity Loan Trust
5.890% due 04/25/2036 •(i)		24,252	17,543
5.910% due 08/25/2036 •(i)		21,473	5,282

Bear Stearns Asset-Backed Securities Trust
6.520% due 07/25/2034 ~(i)		5,121	5,133

BNC Mortgage Loan Trust
5.760% due 05/25/2037 •(i)		16,250	13,083

Cologix Canadian Issuer LP
7.740% due 01/25/2052	CAD	5,400	3,770

Countrywide Asset-Backed Certificates Trust
5.720% due 06/25/2047 •(i)		$10,208	8,155
5.730% due 06/25/2047 •(i)		14,733	11,617
5.965% due 03/25/2037 •(i)		11,429	10,208
6.440% due 08/25/2047		2,000	1,595

Deer Park CLO DAC
0.000% due 10/15/2034 ~	EUR	4,000	2,363

Duke Funding Ltd.
9.000% due 04/08/2039 •(i)		$125,567	8,618

First Franklin Mortgage Loan Trust
5.780% due 10/25/2036 •(i)		15,000	11,884

Flagship Credit Auto Trust
0.000% due 06/15/2029 «(f)		25	1,885

GSAMP Trust
5.890% due 05/25/2046 •(i)		10,547	8,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.415% due 07/25/2045 •(i)	$15,226	$11,709

Home Equity Mortgage Loan Asset-Backed Trust
6.385% due 10/25/2035 •(i)	11,200	9,163

HSI Asset Securitization Corp. Trust
6.280% due 12/25/2035 •(i)	13,243	9,949

LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(f)	7,600	1,305
0.000% due 05/15/2028 «(f)	7,554	1,466

Long Beach Mortgage Loan Trust
7.045% due 02/25/2035 •(i)	10,153	8,876

Merrill Lynch Mortgage Investors Trust
6.520% due 04/25/2036 •(i)	5,919	4,703

PRET LLC
6.170% due 07/25/2051 þ(i)	11,600	11,216

PRPM LLC
6.291% due 02/25/2027 þ	3,000	2,897

RR 1 Ltd.
0.000% due 07/15/2117 ~	3,200	1,368

RR 17 Ltd.
0.000% due 07/15/2034 ~	4,000	2,813

RR 7 Ltd.
0.000% due 01/15/2120 ~	14,600	8,070

Saxon Asset Securities Trust
5.760% due 01/25/2047 ~(i)	1,707	1,580

Securitized Asset-Backed Receivables LLC Trust
6.070% due 11/25/2035 •(i)	6,160	5,060

SMB Private Education Loan Trust
0.000% due 11/16/2054 «(f)	9	7,872
0.000% due 02/16/2055 «(f)	5	5,768
5.950% due 02/16/2055 (i)	5,730	5,477

Structured Asset Securities Corp. Mortgage Loan Trust
6.895% due 02/25/2036 ~(i)	6,876	6,378

Total Asset-Backed Securities (Cost $255,960)		215,046

SOVEREIGN ISSUES 0.9%

Russia Government International Bond
5.625% due 04/04/2042 ^(c)	8,800	5,917
5.875% due 09/16/2043 ^(c)	200	127

Total Sovereign Issues (Cost $2,798)		6,044

	SHARES
COMMON STOCKS 7.6%

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(d)(h)	39,030,044	0

FINANCIALS 0.6%

ADLER Group SA «(d)	157,845	85

Banca Monte dei Paschi di Siena SpA (d)	1,073,500	3,610

		3,695

HEALTH CARE 5.7%

Amsurg Equity «(d)(h)	718,727	36,864

INDUSTRIALS 1.3%

Syniverse Holdings, Inc. «(h)	10,034,506	8,785

REAL ESTATE 0.0%

ADLER Group SA	349,513	205

UTILITIES 0.0%

West Marine New «(d)(h)	8,371	88

Total Common Stocks (Cost $42,115)		49,637

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	14,259	$0

Total Warrants (Cost $0)		0

PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	728,525	808

SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)	200,000	2
4.250% due 11/15/2026 ^(c)(g)	100,000	1
4.700% due 11/15/2031 ^(c)(g)	190,000	3

Total Preferred Securities (Cost $1,077)		814

REAL ESTATE INVESTMENT TRUSTS 0.5%

FINANCIALS 0.5%

KKR Real Estate Finance Trust, Inc.	83,280	1,102

	SHARES	MARKET VALUE (000S)

TPG RE Finance Trust, Inc.	346,700	$2,253

Total Real Estate Investment Trusts (Cost $6,062)		3,355

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.6%

U.S. TREASURY BILLS 1.6%
5.374% due 01/11/2024 - 02/29/2024 (e)(f)(i)(l)	$10,353	10,277

Total Short-Term Instruments (Cost $10,277)		10,277

Total Investments in Securities (Cost $1,177,058)		1,036,685

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.1%

SHORT-TERM INSTRUMENTS 14.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.1%

PIMCO Short-Term Floating NAV Portfolio III	9,446,743	$91,888

Total Short-Term Instruments (Cost $91,866)		91,888

Total Investments in Affiliates (Cost $91,866)		91,888

Total Investments 173.1% (Cost $1,268,924)		$1,128,573

Financial Derivative Instruments (j)(k) 0.1% (Cost or Premiums, net $11,229)		865

Other Assets and Liabilities, net (73.2)%		(477,468)

Net Assets 100.0%		$651,970

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$30,032	$36,864	5.66%
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	9,868	8,785	1.35
West Marine New	09/12/2023	120	88	0.01

		$40,020	$45,737	7.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOS	6.700%	12/07/2023	04/04/2024		$	(4,276)	$(4,296)
BPS	4.200	11/23/2023	TBD	(2)	EUR	(2,497)	(2,768)
	4.220	12/08/2023	TBD	(2)		(1,296)	(1,435)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	61

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	5.750%	11/07/2023	01/03/2024		$	(6,848)	$(6,909)
	5.800	12/07/2023	12/06/2025			(481)	(483)
	5.850	12/07/2023	12/06/2025			(2,757)	(2,768)
	6.060	07/14/2023	01/10/2024			(15,295)	(15,738)
	6.650	12/20/2023	01/17/2024			(1,061)	(1,063)
	6.650	12/20/2023	04/16/2024			(42,219)	(42,320)
	6.650	12/20/2023	05/15/2024			(14,687)	(14,721)
	6.750	12/20/2023	04/16/2024			(3,326)	(3,334)
	6.950	12/20/2023	05/15/2024			(545)	(546)
BRC	4.250	09/29/2023	TBD	(2)	EUR	(2,873)	(3,205)
	6.600	12/15/2023	04/15/2024		$	(35,114)	(35,229)
	6.617	11/20/2023	02/20/2024			(452)	(455)
	6.670	09/15/2023	03/13/2024			(3,972)	(4,053)
	6.682	07/10/2023	01/10/2024			(2,737)	(2,826)
	6.700	12/08/2023	04/08/2024			(4,031)	(4,050)
	6.732	07/10/2023	01/10/2024			(5,625)	(5,810)
	6.750	10/19/2023	04/16/2024			(6,142)	(6,229)
	6.760	07/24/2023	01/24/2024			(6,081)	(6,266)
	6.800	12/15/2023	04/15/2024			(4,133)	(4,147)
	6.833	08/07/2023	01/30/2024			(8,348)	(8,582)
BYR	6.100	11/20/2023	05/20/2024			(1,607)	(1,619)
	6.130	10/10/2023	04/08/2024			(14,923)	(15,133)
DBL	6.472	12/08/2023	02/02/2024			(8,521)	(8,559)
	6.968	12/18/2023	02/16/2024			(15,287)	(15,332)
GLM	6.740	10/26/2023	07/29/2024			(8,251)	(8,356)
JML	3.750	09/29/2023	TBD	(2)	EUR	(5,129)	(5,717)
JPS	6.290	07/17/2023	01/16/2024		$	(785)	(808)
	6.465	07/17/2023	01/16/2024			(797)	(821)
	6.600	07/12/2023	01/08/2024			(5,185)	(5,351)
	6.625	07/12/2023	01/08/2024			(2,870)	(2,962)
	6.650	07/10/2023	01/02/2024			(3,177)	(3,280)
	6.650	07/12/2023	01/08/2024			(3,827)	(3,950)
	6.680	01/02/2024	04/03/2024			(3,695)	(3,695)
	6.690	07/17/2023	01/16/2024			(1,417)	(1,462)
MEI	5.760	12/22/2023	03/22/2024		GBP	(6,562)	(8,378)
	5.910	12/15/2023	02/15/2024			(5,789)	(7,401)
	6.110	12/22/2023	03/22/2024			(7,020)	(8,964)
MSB	6.600	11/27/2023	05/22/2024		$	(5,582)	(5,619)
	6.600	12/11/2023	06/11/2024			(1,944)	(1,952)
	6.650	11/10/2023	05/08/2024			(7,868)	(7,944)
	6.650	11/15/2023	05/13/2024			(8,090)	(8,161)
	6.700	11/15/2023	05/13/2024			(1,834)	(1,850)
	6.750	11/10/2023	05/08/2024			(4,338)	(4,380)
	6.750	11/15/2023	05/13/2024			(6,182)	(6,237)
MZF	6.550	12/13/2023	06/20/2024			(66,018)	(66,258)
RBC	6.850	11/08/2023	05/08/2024			(3,462)	(3,498)
	6.850	12/22/2023	06/24/2024			(593)	(594)
RTA	6.500	12/11/2023	04/12/2024			(1,923)	(1,930)
SOG	4.500	11/22/2023	01/22/2024		EUR	(12,440)	(13,803)
	5.600	12/05/2023	TBD	(2)	$	(1,220)	(1,225)
	5.600	12/05/2023	TBD	(2)		(1,914)	(1,922)
	5.600	12/07/2023	TBD	(2)		(9,281)	(9,318)
	6.100	10/12/2023	04/12/2024			(2,095)	(2,124)
	6.110	07/03/2023	01/03/2024			(3,317)	(3,418)
	6.120	10/10/2023	04/10/2024			(15,265)	(15,480)
	6.120	10/18/2023	04/10/2024			(5,057)	(5,121)
	6.650	11/07/2023	05/07/2024			(700)	(707)
	6.700	11/07/2023	05/07/2024			(3,851)	(3,891)
	6.750	11/17/2023	05/15/2024			(362)	(366)
UBS	4.200	12/08/2023	TBD	(2)	EUR	(4,614)	(5,108)
	4.320	11/17/2023	02/21/2024			(2,953)	(3,278)
	6.540	12/05/2023	06/05/2024		$	(10,521)	(10,575)
	6.640	10/17/2023	01/16/2024			(2,822)	(2,862)
	6.770	06/30/2023	01/04/2024			(14,804)	(15,321)
	6.780	10/19/2023	04/16/2024			(8,902)	(9,028)
	6.800	07/27/2023	04/26/2024			(621)	(640)

Total Reverse Repurchase Agreements							$(491,631)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(4,296)	$0	$(4,296)	$5,451	$1,155
BPS	0	(92,085)	0	(92,085)	117,621	25,536
BRC	0	(80,852)	0	(80,852)	106,073	25,221
BYR	0	(16,752)	0	(16,752)	20,388	3,636
DBL	0	(23,891)	0	(23,891)	31,783	7,892
GLM	0	(8,356)	0	(8,356)	10,734	2,378
JML	0	(5,717)	0	(5,717)	5,528	(189)
JPS	0	(22,329)	0	(22,329)	24,362	2,033
MEI	0	(24,743)	0	(24,743)	33,013	8,270
MSB	0	(36,143)	0	(36,143)	51,983	15,840
MZF	0	(66,258)	0	(66,258)	90,561	24,303
RBC	0	(4,092)	0	(4,092)	6,777	2,685
RTA	0	(1,930)	0	(1,930)	2,664	734
SOG	0	(57,375)	0	(57,375)	69,507	12,132
UBS	0	(46,812)	0	(46,812)	63,327	16,515

Total Borrowings and Other Financing Transactions	$0	$(491,631)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(39,868)	$(3,278)	$(73,427)	$(116,573)
Non-Agency Mortgage-Backed Securities	0	(60,301)	(37,810)	(146,159)	(244,270)
Asset-Backed Securities	0	(1,063)	(15,332)	(110,698)	(127,093)

Total Borrowings	$0	$(101,232)	$(56,420)	$(330,284)	$(487,936)

Payable for reverse repurchase agreements (4)					$(487,936)

(i)	Securities with an aggregate market value of $642,928 and cash of $5,559 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(480,746) at a weighted average interest rate of 6.275%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(3,695) is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	32	$(7,571)	$214	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	17	(4,091)	63	0	(1)
3-Month SOFR Active Contract December Futures	03/2026	18	(4,362)	41	0	(2)
3-Month SOFR Active Contract June Futures	09/2024	20	(4,774)	105	0	(1)
3-Month SOFR Active Contract June Futures	09/2025	17	(4,114)	44	0	(2)
3-Month SOFR Active Contract March Futures	06/2024	28	(6,651)	171	0	(1)
3-Month SOFR Active Contract March Futures	06/2025	15	(3,622)	46	0	(2)
3-Month SOFR Active Contract March Futures	06/2026	16	(3,877)	36	0	(1)
3-Month SOFR Active Contract September Futures	12/2024	19	(4,555)	85	0	(1)
3-Month SOFR Active Contract September Futures	12/2025	13	(3,149)	31	0	(1)

Total Futures Contracts				$836	$0	$(12)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	63

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (1)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	1,700	$167	$1	$168	$0	$(5)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	32,400	(2)	758	756	9	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2024		146,000	(740)	661	(79)	13	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		16,200	2	366	368	0	(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,600	1	84	85	0	(1)
Pay (1)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2027		207,700	(177)	7,463	7,286	121	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		76,900	639	91	730	28	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,400	(27)	0	(27)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		25,600	6,320	1,470	7,790	97	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		17,400	4,191	801	4,992	66	0
Receive	1-Day USD-SOFR Compounded-OIS	3.400	Annual	12/21/2052		22,900	40	(328)	(288)	97	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	2,689	3,365	159	0
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		22,900	313	1,155	1,468	116	0

Total Swap Agreements							$11,403	$15,211	$26,614	$706	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$706	$706	$0	$(12)	$(9)	$(21)

Cash of $7,792 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	998		$1,266	$0	$(6)

BPS	01/2024	EUR	740		807	0	(10)
	01/2024	GBP	2,845		3,608	0	(18)
	01/2024		$6,620	EUR	6,109	128	(2)

CBK	01/2024	GBP	141		$179	0	(1)

DUB	01/2024	EUR	502		541	0	(13)

MBC	01/2024	CAD	4,636		3,426	0	(74)

UAG	01/2024	EUR	99,946		109,937	0	(424)
	01/2024	GBP	15,456		19,560	0	(142)

Total Forward Foreign Currency Contracts						$128	$(690)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	5.188%	$	900	$(174)	$24	$0	$(150)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	$204	$0	$57	$57	$0
	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	280	0	246	246	0
	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	01/29/2024	724	0	116	116	0
	Pay	Wm Morrison	1-Month USD-LIBOR	Quarterly	02/15/2024	339	0	473	473	0

							$0	$892	$892	$0

Total Swap Agreements							$(174)	$916	$892	$(150)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(6)	$0	$0	$(6)	$(6)	$0	$(6)
BPS	128	0	892	1,020	(30)	0	(150)	(180)	840	(470)	370
CBK	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
DUB	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
MBC	0	0	0	0	(74)	0	0	(74)	(74)	0	(74)
UAG	0	0	0	0	(566)	0	0	(566)	(566)	1,322	756

Total Over the Counter	$128	$0	$892	$1,020	$(690)	$0	$(150)	$(840)

(l)
Securities with an aggregate market value of $1,322 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$706	$706

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$128	$0	$128
Swap Agreements	0	0	0	0	892	892

	$0	$0	$0	$128	$892	$1,020

	$0	$0	$0	$128	$1,598	$1,726

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	65

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	0	0	0	9	9

	$0	$0	$0	$0	$21	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$690	$0	$690
Swap Agreements	0	150	0	0	0	150

	$0	$150	$0	$690	$0	$840

	$0	$150	$0	$690	$21	$861

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(4,863)	$(4,863)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,491	$0	$1,491
Swap Agreements	0	2,003	0	0	(174)	1,829

	$0	$2,003	$0	$1,491	$(174)	$3,320

	$0	$2,003	$0	$1,491	$(5,037)	$(1,543)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(125)	$(125)
Swap Agreements	0	0	0	0	10,191	10,191

	$0	$0	$0	$0	$10,066	$10,066

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,806)	$0	$(1,806)
Swap Agreements	0	32	0	0	893	925

	$0	$32	$0	$(1,806)	$893	$(881)

	$0	$32	$0	$(1,806)	$10,959	$9,185

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$132,461	$43,892	$176,353
Corporate Bonds & Notes
Banking & Finance	0	71,127	0	71,127
Industrials	0	100,593	3,221	103,814
Utilities	0	10,904	0	10,904
Municipal Bonds & Notes
Puerto Rico	0	18,803	0	18,803
Non-Agency Mortgage-Backed Securities	0	370,511	0	370,511
Asset-Backed Securities	0	196,750	18,296	215,046
Sovereign Issues	0	6,044	0	6,044
Common Stocks
Financials	3,610	0	85	3,695
Health Care	0	0	36,864	36,864
Industrials	0	0	8,785	8,785
Real Estate	205	0	0	205
Utilities	0	0	88	88

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Preferred Securities
Financials	$0	$814	$0	$814
Real Estate Investment Trusts
Financials	3,355	0	0	3,355
Short-Term Instruments
U.S. Treasury Bills	0	10,277	0	10,277

	$7,170	$918,284	$111,231	$1,036,685

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$91,888	$0	$0	$91,888

Total Investments	$99,058	$918,284	$111,231	$1,128,573

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$706	$0	$706
Over the counter	0	1,020	0	1,020

	$0	$1,726	$0	$1,726

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(21)	0	(21)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Over the counter	$0	$(840)	$0	$(840)

	$0	$(861)	$0	$(861)

Total Financial Derivative Instruments	$0	$865	$0	$865

Totals	$99,058	$919,149	$111,231	$1,129,438

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$95,228	$32,165	$(63,869)	$1,624	$(10,313)	$5,513	$9,727	$(26,183)	$43,892	$983
Corporate Bonds & Notes
Industrials	0	3,221	0	0	0	0	0	0	3,221	0
Asset-Backed Securities	22,982	0	0	0	0	(4,686)	0	0	18,296	(4,686)
Common Stocks
Financials	84	0	0	0	0	1	0	0	85	1
Health Care	0	30,032	0	0	0	6,832	0	0	36,864	6,832
Industrials	8,692	590	0	0	0	(497)	0	0	8,785	(497)
Utilities	0	120	0	0	0	(32)	0	0	88	(32)

Totals	$126,986	$66,128	$(63,869)	$1,624	$(10,313)	$7,131	$9,727	$(26,183)	$111,231	$2,601

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$12,758	Comparable Companies	EBITDA Multiple	X	14.500	—
	31,134	Discounted Cash Flow	Discount Rate		6.030-26.490	10.916
Corporate Bonds & Notes
Industrials	3,221	Recent Transaction	Purchase Price		99.000	—
Asset-Backed Securities	18,296	Discounted Cash Flow	Discount Rate		14.800-17.000	15.647
Common Stocks
Financials	85	Option Pricing Model	Volatility		60.720	—
Health Care	36,864	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	8,785	Discounted Cash Flow	Discount Rate		17.280	—
Utilities	88	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue Multiple	%/X	17.250/0.550	—

Total	$111,231

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	67

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 29.1%

Amsurg
TBD% due 11/03/2026 «		$15,953	$15,953
TBD% due 09/15/2028 «		107,366	107,366

AP Core Holdings LLC
TBD% due 09/01/2027		2,808	2,749

Applegreen Ireland
TBD% (EUR003M + 3.500%) due 06/29/2026 «~	EUR	8,804	9,511
TBD% (SONIA03M + 3.500%) due 06/29/2026 «~	GBP	2,500	3,119

Carnival Corp.
TBD% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,427	2,688

CIRCOR International, Inc.
TBD% due 06/20/2030 «		$9,234	9,222
0.500% due 06/20/2029 «µ		1,066	1,063

Comexposium
1.138% (EUR012M + 3.250%) due 03/28/2025 ~	EUR	7,874	7,536
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		64,126	61,377

Coreweave
1.000% due 06/30/2028 «µ		$23,500	23,630

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		82,816	62,733

Encina Private Credit LLC
TBD% - 9.241% due 11/30/2025 «µ		3,506	3,432

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	16,200	16,428
10.883% due 03/29/2030		$25,111	23,175

Espai Barca Fondo De Titulizacion
6.500% due 05/31/2028 «	EUR	24,586	28,296

Exgen Texas Power LLC
12.272% due 10/08/2026 «		$42,002	42,212

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		48,457	48,495
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	19,256	14,544

Gibson Brands, Inc.
10.664% due 08/11/2028		$3,332	2,988

GIP Blue Holding LP
9.970% due 09/29/2028		3	3

iHeartCommunications, Inc.
8.470% due 05/01/2026		3,648	3,163
8.720% due 05/01/2026		12,300	10,607

Incora
TBD% - 13.988% due 03/01/2024 «		50,319	53,390

Ivanti Software, Inc.
9.907% due 12/01/2027		25,445	24,222

Lealand Finance Co. BV
8.470% due 06/28/2024		385	268

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (c)		5,948	2,488

LifeMiles Ltd.
10.900% due 08/30/2026		11,910	11,764

Lifepoint Health, Inc.
11.168% due 11/16/2028		34,662	34,623

Market Bidco Ltd.
8.752% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	22,200	23,340
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	22,219	27,487

Mediaproduccion SL
11.425% (EUR003M + 7.500%) due 07/26/2027 «~	EUR	29,601	32,678

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$9,775	9,451

NAC Aviation 29 DAC
7.501% due 06/30/2026		4,773	4,471

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Naked Juice LLC
11.448% due 01/24/2030		$1,300	$1,059

Oi SA
TBD% - 14.000% due 09/07/2024 µ		27,898	27,898
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		3,128	156

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	51,900	57,367

Project Anfora Senior
6.738% (EUR003M + 2.750%) due 06/30/2024 «~(j)		32,963	35,200

Project Quasar Pledgco SLU
7.083% (EUR001M + 3.250%) due 03/15/2026 «~		15,983	17,096

Promotora de Informaciones SA
8.942% (EUR003M + 5.000%) due 06/30/2026 «~		15,200	16,755
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		110,716	116,572

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(c)		11,151	11,366

PUG LLC
9.720% due 02/12/2027		$1,466	1,459

Quantum Bidco Ltd.
10.965% (SONIA03M + 5.500%) due 01/31/2028 «~	GBP	16,500	19,770

Radiate Holdco LLC
8.720% due 09/25/2026		$20,303	16,353

Republic of Cote d’lvoire
9.055% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	700	746

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		$158	152

Softbank Vision Fund
5.000% due 12/21/2025 «		27,587	26,347

Steenbok Lux Finco 1 SARL
10.000% (EUR006M + 10.000%) due 06/30/2026 ~	EUR	278	312

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		183,296	73,651
10.000% (EUR006M + 10.000%) due 06/30/2026 ~		186	208

Sunseeker
TBD% - 5.500% due 10/31/2028 «		$25,100	24,025

Surgery Center Holdings, Inc.
8.856% due 12/19/2030		958	963

Syniverse Holdings, Inc.
12.348% due 05/13/2027		112,193	99,220

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		41,251	2,062
1.750% due 02/26/2035		38,115	1,906

U.S. Renal Care, Inc.
10.470% due 06/20/2028		101,935	77,726

Veritas U.S., Inc.
10.470% due 09/01/2025		12,859	10,729

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		9,275	6,863

Windstream Services LLC
9.448% due 02/23/2027		46,280	45,817
11.706% due 09/21/2027		14,089	13,367

Total Loan Participations and Assignments (Cost $1,502,759)			1,429,617

CORPORATE BONDS & NOTES 29.0%

BANKING & FINANCE 9.0%

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (c)(l)	EUR	27,533	32,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ADLER Real Estate AG
3.000% due 04/27/2026 (l)	EUR	10,700	$9,004

Agps Bondco PLC
4.250% due 07/31/2025		600	470
4.625% due 01/14/2026 (l)		23,400	9,138
5.000% due 04/27/2027 (l)		14,600	5,432
5.000% due 01/14/2029 (l)		400	146
5.500% due 11/13/2026 (l)		2,700	1,050
6.000% due 08/05/2025 (l)		11,900	4,854

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)		$185	242

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		5,100	4,631

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	15,432	16,204
2.625% due 04/28/2025 (l)		17,530	18,892
7.708% due 01/18/2028 •(l)		33,989	37,618
8.000% due 01/22/2030 •(l)		8,451	9,411
8.500% due 09/10/2030 •(l)		4,762	5,299
10.500% due 07/23/2029 (l)		23,185	28,173

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	6,500	1,707

BOI Finance BV
7.500% due 02/16/2027 (l)	EUR	10,000	10,176

Brandywine Operating Partnership LP
7.800% due 03/15/2028		$100	101

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(d)		400	24
4.450% due 08/17/2026 ^(d)		300	21
5.250% due 05/13/2026 ^(d)		200	12

Claveau Re Ltd.
22.582% (T-BILL 1MO + 9.250%) due 07/08/2028 ~		7,059	5,647

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(c)(d)	EUR	281	162

Corestate Capital Holding SA (Cash 10.000% or 11.000% PIK)
10.000% due 12/31/2026 «(c)		400	442

Corsair International Ltd.
8.802% due 01/28/2027 •		4,900	5,409
9.152% due 01/28/2029 •		2,100	2,318

Cosaint Re Pte. Ltd.
15.172% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$600	599

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 ^(d)		200	15
3.125% due 10/22/2025 ^(d)		1,200	105
3.875% due 10/22/2030 ^(d)(l)		800	63
4.800% due 08/06/2030 ^(d)		200	17
6.150% due 09/17/2025 ^(d)		1,000	84
8.000% due 01/27/2024 ^(d)		200	16

Credit Suisse AG AT1 Claim		5,060	607

East Lane Re Ltd.
14.582% due 03/31/2026		1,100	1,105

EPR Properties
4.950% due 04/15/2028		100	95

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (l)		12,350	11,177

FloodSmart Re Ltd.
18.912% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		6,084	6,090
22.662% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		1,737	1,631

Hudson Pacific Properties LP
3.950% due 11/01/2027		200	168
5.950% due 02/15/2028		200	177

Intesa Sanpaolo SpA
7.800% due 11/28/2053		2,800	3,077

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (l)		9,948	9,530

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025 (l)	EUR	3,900	3,913

Kilroy Realty LP
2.650% due 11/15/2033		$100	76

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		$5,800	$5,802

Nature Coast Re Ltd.
10.000% due 12/07/2030		824	824

Preferred Term Securities Ltd.
6.026% (US0003M + 0.380%) due 09/23/2035 ~		34	34

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		11,610	9,145

Seazen Group Ltd.
4.450% due 07/13/2025		200	59
6.000% due 08/12/2024		200	112

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (c)		22	2

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (c)		22	2

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (c)		44	3

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (c)		65	3

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (c)		65	4

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (c)		31	1

SVB Financial Group
1.800% due 02/02/2031 ^(d)		9,346	6,206
2.100% due 05/15/2028 ^(d)		1,200	790
3.125% due 06/05/2030 ^(d)		1,600	1,052
3.500% due 01/29/2025 ^(d)		700	461
4.345% due 04/29/2028 ^(d)		3,916	2,597
4.570% due 04/29/2033 ^(d)		12,400	8,199

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)(l)		31,012	8,428

Uniti Group LP
6.000% due 01/15/2030 (l)		57,451	40,209
6.500% due 02/15/2029 (l)		9,015	6,515
10.500% due 02/15/2028 (l)		25,502	25,876

Ursa Re Ltd.
14.582% due 12/07/2026		6,800	6,768

Veraison Re Ltd.
17.332% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		4,600	4,850

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		122,450	66,582

			441,742

INDUSTRIALS 18.9%

Altice Financing SA
5.750% due 08/15/2029 (l)		4,330	3,848

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)		5,017	4,061

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		46,165	36,863

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		45,658	36,896

CGG SA
7.750% due 04/01/2027 (l)	EUR	38,535	39,371
8.750% due 04/01/2027 (l)		$56,461	51,486

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (c)		232	169

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		1,636	1,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Directv Financing LLC
5.875% due 08/15/2027		$11,600	$10,909

DISH DBS Corp.
5.250% due 12/01/2026 (l)		17,440	14,974
5.750% due 12/01/2028 (l)		25,200	20,147

DISH Network Corp.
11.750% due 11/15/2027 (l)		9,200	9,611

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		590	106

Gazprom PJSC Via Gaz Capital SA
7.288% due 08/16/2037		300	242
8.625% due 04/28/2034		1,081	986

GN Bondco LLC
9.500% due 10/15/2031		3,700	3,617

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		129,139	123,341

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	10,250	10,937
6.750% due 02/09/2027		4,600	4,908

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)(l)		$1,900	1,615

Legacy LifePoint Health LLC
4.375% due 02/15/2027 (l)		2,920	2,699

LifePoint Health, Inc.
9.875% due 08/15/2030		7,956	8,050
11.000% due 10/15/2030		26,239	27,666

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	6,600	6,553

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (l)		$15,996	12,101
11.750% due 10/15/2028		7,330	7,891

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (g)(i)		5,220	179

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (l)	EUR	2,200	2,085

Petroleos Mexicanos
6.700% due 02/16/2032 (l)		$14,345	11,920
6.840% due 01/23/2030 (l)		6,700	5,816
8.750% due 06/02/2029 (l)		11,420	11,110

ProFrac Holdings LLC
12.581% due 01/23/2029 «		24,849	24,601

Prosus NV
2.031% due 08/03/2032	EUR	500	423
2.778% due 01/19/2034		900	777

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	200	166

Times Square Hotel Trust
8.528% due 08/01/2026		$1,657	1,654

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		15,110	13,954
5.750% due 09/30/2039 (l)		68,484	68,186

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (l)		12,881	9,886

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	830,470	60,441

Venture Global LNG, Inc.
8.125% due 06/01/2028		$200	202
8.375% due 06/01/2031 (l)		1,000	1,001
9.500% due 02/01/2029		5,300	5,612

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		27,985	23,125

Wesco Aircraft Holdings, Inc.
10.500% due 11/15/2026 ^(d)		2,377	2,163

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		202,913	184,651

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		64,273	56,362

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,618	1,613

			926,695

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.1%

FORESEA Holding SA
7.500% due 06/15/2030		$2,721	$2,522

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		200	135

NGD Holdings BV
6.750% due 12/31/2026 (l)		6,185	4,399

Oi SA
10.000% due 07/27/2025 ^(d)		139,217	6,961

Peru LNG SRL
5.375% due 03/22/2030 (l)		42,051	34,835

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040 (l)		8,181	7,391

			56,243

Total Corporate Bonds & Notes (Cost $1,645,160)			1,424,680

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.2%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(c)(d)	EUR	2,219	1,283

PennyMac Corp.
5.500% due 03/15/2026 (l)		$7,700	7,132

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (c)		66	5

			8,420

INDUSTRIALS 0.4%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)(l)		33,700	22,377

Total Convertible Bonds & Notes (Cost $43,464)			30,797

MUNICIPAL BONDS & NOTES 2.1%

MICHIGAN 0.1%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (g)		23,000	2,949

PUERTO RICO 1.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		35,820	19,566
0.000% due 11/01/2051		96,335	51,269

			70,835

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		355,485	31,501

Total Municipal Bonds & Notes (Cost $105,195)			105,285

U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
0.000% due 10/25/2042 •(l)		1,015	804
0.000% due 10/25/2060 ~(a)(l)		19,438	1,772
0.108% due 01/25/2041 •(l)		3,143	3,025
0.468% due 07/25/2041 •(a)(l)		1,752	143
0.548% due 08/25/2038 •(a)		364	23
0.598% due 08/25/2049 •(a)		161	18
0.598% due 07/25/2059 •(a)(l)		6,375	836
0.618% due 10/25/2040 •(a)(l)		1,818	89
0.698% due 02/25/2043 •(a)(l)		1,470	152
0.898% due 12/25/2037 •(a)		33	2
1.036% due 08/25/2043 ~(a)		19,178	648
1.068% due 09/25/2037 ~(a)(l)		281	18
1.148% due 03/25/2040 •(a)(l)		1,352	63

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	69

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.188% due 12/25/2036 ~(a)(l)	$1,254	$122
1.198% due 11/25/2036 •(a)	38	2
1.268% due 06/25/2037 •(a)	148	10
1.528% due 03/25/2038 •(a)(l)	702	78
1.548% due 02/25/2038 •(a)(l)	433	49
3.000% due 01/25/2042 (a)(l)	105	4
3.500% due 08/25/2032 - 06/25/2050 (a)(l)	16,825	3,041
4.000% due 06/25/2050 (a)(l)	9,604	1,787
4.500% due 04/25/2042 (a)(l)	574	70
5.000% due 01/25/2048 (a)(l)	4,121	877

Freddie Mac
0.000% due 09/15/2041 ~(l)	602	547
0.000% due 11/15/2048 •(a)(l)	34,149	1,389
0.497% due 04/15/2039 •(a)(l)	1,097	125
0.648% due 06/25/2050 •(a)(l)	1,012	122
0.697% due 01/15/2047 •(a)	250	34
0.698% due 05/25/2050 •(a)(l)	7,169	991
0.700% due 11/25/2055 ~(a)(l)	260,174	15,555
0.747% due 09/15/2042 ~(a)(l)	485	34
0.847% due 05/15/2037 •(a)(l)	789	69
0.957% due 05/15/2037 •(a)	51	5
0.963% due 01/25/2051 •(a)(l)	9,585	1,367
1.017% due 07/15/2036 •(a)(l)	977	92
1.127% due 09/15/2036 •(a)(l)	328	32
1.147% due 05/15/2041 •(a)(l)	608	62
1.247% due 04/15/2036 ~(a)(l)	193	13
2.010% due 11/25/2045 ~(a)(l)	75,137	5,206
2.327% due 09/15/2036 •(a)(l)	533	70
3.000% due 06/25/2050 (a)(l)	11,109	2,063
3.500% due 07/25/2050 (a)(l)	23,331	4,437
4.000% due 03/15/2027 (a)	77	3
4.000% due 07/25/2050 (a)(l)	18,283	4,033
5.000% due 05/25/2048 (a)(l)	6,398	1,050
10.602% due 10/25/2029 •(l)	8,600	9,405
14.452% due 03/25/2029 •(l)	6,832	7,474
15.952% due 10/25/2028 •(l)	1,478	1,659

Ginnie Mae
0.628% due 12/20/2048 •(a)(l)	2,804	270
0.648% due 08/20/2042 ~(a)(l)	1,373	154
0.778% due 12/20/2040 •(a)(l)	951	47
2.500% due 09/20/2036 (a)(l)	44,264	3,700
3.500% due 06/20/2042 (a)(l)	185	27

Total U.S. Government Agencies (Cost $82,861)		73,668

NON-AGENCY MORTGAGE-BACKED SECURITIES 44.4%

225 Liberty Street Trust
4.649% due 02/10/2036 ~(l)	7,541	5,554

245 Park Avenue Trust
3.657% due 06/05/2037 ~	2,500	2,145
3.657% due 06/05/2037 ~(l)	14,261	11,480

280 Park Avenue Mortgage Trust
7.194% due 09/15/2034 ~(l)	12,600	11,526
8.485% due 09/15/2034 •(l)	2,500	2,234

Adjustable Rate Mortgage Trust
5.206% due 03/25/2037 ~(l)	1,323	1,174
5.399% due 03/25/2036 ~(l)	1,932	996
5.730% due 03/25/2036 ~(l)	3,140	1,853
5.770% due 03/25/2037 ~(l)	687	753
6.263% due 11/25/2037 ~(l)	832	538

American Home Mortgage Assets Trust
6.010% due 11/25/2035 •	384	356
6.050% due 08/25/2037 •(l)	7,221	6,390

American Home Mortgage Investment Trust
6.010% due 03/25/2037 •	2,519	903
6.070% due 09/25/2045 •(l)	2,484	2,171
6.370% due 02/25/2044 ~(l)	8,193	7,522
6.600% due 01/25/2037 þ	4,653	722

Anthracite Ltd.
5.678% due 06/20/2041	2,021	0

ASG Resecuritization Trust
3.270% due 01/28/2037 ~(l)	8,255	6,799
6.000% due 06/28/2037 ~(l)	24,869	12,315

Ashford Hospitality Trust
6.934% due 04/15/2035 ~(l)	10,360	10,135
8.634% due 04/15/2035 •(l)	10,939	10,489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atrium Hotel Portfolio Trust
7.309% due 12/15/2036 ~(l)		$1,840	$1,668
7.609% due 12/15/2036 •(l)		8,800	7,665
7.959% due 06/15/2035 •(l)		5,451	5,227

Austin Fairmont Hotel Trust
8.209% due 09/15/2032 •(l)		5,000	4,839

Avon Finance
0.000% due 12/28/2049 (b)(g)	GBP	6,403	5,799
0.000% due 12/28/2049 (b)(g)		5,085	4,391
0.000% due 12/28/2049 (a)		9,500	135
5.187% due 12/28/2049 (l)		8,029	10,189
8.687% due 12/28/2049 (l)		11,241	13,624
8.937% due 12/28/2049 (l)		8,564	9,955
9.187% due 12/28/2049		2,676	3,024

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (l)		$18,810	14,657
7.626% due 03/15/2037 •		7,579	7,433
7.726% due 03/15/2037 •(l)		14,228	13,782

Banc of America Alternative Loan Trust
1.170% due 06/25/2037 •(a)		304	29
5.830% due 06/25/2037 •		283	211
6.000% due 06/25/2037		96	79
6.000% due 06/25/2046 «		43	37
6.000% due 07/25/2046 (l)		652	551

Banc of America Funding Trust
0.000% due 06/26/2035 ~(l)		1,755	1,573
0.000% due 11/26/2036 ~(l)		25,743	7,890
3.591% due 08/25/2047 ~(l)		2,392	1,965
3.864% due 05/26/2036 ~(l)		4,845	3,960
3.896% due 03/20/2036 ~(l)		842	679
4.107% due 12/20/2034 «~		396	283
4.306% due 01/20/2047 «~		79	65
4.423% due 09/20/2047 ~		173	145
4.426% due 09/20/2037 «~		380	293
4.443% due 10/20/2046 ~		262	216
4.593% due 01/25/2035 «~		99	94
4.732% due 04/20/2035 ~(l)		910	811
5.286% due 12/20/2036 «~		24	23
5.652% due 09/20/2046 ~(l)		683	660
5.890% due 04/25/2037 •(l)		920	763
5.892% due 04/20/2047 •(l)		4,640	3,651
6.000% due 10/25/2037 (l)		2,757	2,303
6.147% due 02/20/2035 •(l)		2,923	2,785
6.619% due 07/26/2036 ~(l)		8,672	2,775

Banc of America Mortgage Trust
5.076% due 01/25/2036 «~		98	89
5.750% due 10/25/2036 (l)		652	516
5.750% due 05/25/2037		575	426
6.000% due 10/25/2036 «		79	62
6.122% due 10/20/2046 «~		61	51

Bancorp Commercial Mortgage Trust
9.193% due 08/15/2032 ~(l)		600	593

Barclays Commercial Mortgage Securities Trust
8.484% due 10/15/2037 •(l)		2,600	2,482
9.209% due 07/15/2037 ~(l)		5,000	4,581

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(l)		7,790	6,268

Bayview Commercial Asset Trust
5.800% due 03/25/2037 •(l)		133	122

BCAP LLC Trust
2.145% due 02/26/2037 ~(l)		8,124	6,391
3.372% due 04/26/2037 ~(l)		6,322	5,229
3.586% due 07/26/2036 ~		384	328
3.671% due 05/26/2037 ~(l)		1,595	1,421
3.840% due 03/26/2037 ~(l)		714	570
4.056% due 05/26/2036 •(l)		3,667	3,002
4.325% due 02/26/2036 ~(l)		2,482	1,711
4.498% due 02/26/2047 •(l)		11,343	8,824
4.502% due 03/27/2037 ~(l)		4,521	3,705
4.656% due 06/26/2036 ~(l)		2,072	1,716
5.057% due 11/26/2035 ~(l)		2,212	1,926
5.117% due 07/26/2045 ~(l)		3,294	3,114
5.500% due 05/26/2035 ~(l)		4,712	4,017
5.500% due 12/26/2035 ~(l)		8,388	5,123
5.750% due 01/26/2036 ~(l)		20,824	5,573
6.000% due 06/26/2037 ~(l)		1,524	1,319
6.000% due 08/26/2037 ~(l)		2,223	1,712
6.000% due 10/26/2037 ~(l)		1,625	1,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.123% due 07/26/2035 «~		$369	$288

Bear Stearns Adjustable Rate Mortgage Trust
4.067% due 06/25/2047 ~(l)		1,280	1,150
4.125% due 08/25/2047 ~		153	132
4.635% due 02/25/2036 ~		307	276
5.480% due 09/25/2034 «~		34	31
5.793% due 10/25/2036 «~		50	45
5.886% due 09/25/2034 «~		12	8

Bear Stearns ALT-A Trust
3.764% due 05/25/2036 ~		219	199
3.884% due 04/25/2037 ~(l)		4,053	2,940
3.905% due 04/25/2035 «~		115	98
4.077% due 05/25/2035 «~		129	124
4.104% due 11/25/2035 ~(l)		8,646	4,905
4.180% due 03/25/2036 ~(l)		1,114	677
4.196% due 11/25/2036 ~		1,593	713
4.235% due 08/25/2036 ~		281	142
4.332% due 07/25/2036 ~(l)		50,875	25,389
4.432% due 12/25/2046 ~(l)		3,253	1,692
4.454% due 09/25/2035 ~(l)		7,334	2,854
4.517% due 08/25/2046 ~(l)		4,055	2,872
4.529% due 07/25/2035 ~		215	154
4.589% due 11/25/2035 ~		25	18
5.125% due 09/25/2034 «~		180	167
5.790% due 06/25/2046 •(l)		1,141	1,007
5.810% due 08/25/2036 ~(l)		14,093	12,958
5.870% due 02/25/2034 •(l)		2,388	2,160
5.970% due 01/25/2036 ~(l)		3,333	3,063
6.595% due 01/25/2035 •(l)		941	872
6.595% due 03/25/2035 •(l)		6,324	5,420

Bear Stearns Asset-Backed Securities Trust
6.000% due 12/25/2035 «		271	159
6.500% due 03/25/2037 þ(l)		8,860	7,572

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ		250	243

Beast Mortgage Trust
8.926% due 03/15/2036 •(l)		6,000	3,723

Benchmark Mortgage Trust
3.294% due 12/15/2062		700	81
3.899% due 03/15/2062 (l)		5,423	3,772

Beneria Cowen & Pritzer Collateral Funding Corp.
9.114% due 06/15/2038 •(l)		11,100	7,460

BIG Commercial Mortgage Trust
7.702% due 02/15/2039 (l)		485	467

BMO Mortgage Trust
3.269% due 02/17/2055 ~(l)		7,850	6,212

Braemar Hotels & Resorts Trust
7.334% due 06/15/2035 (l)		6,500	6,174
7.934% due 06/15/2035 •(l)		11,000	10,344

Bridgegate Funding PLC
0.000% due 10/16/2062 ~(l)	GBP	39,972	36,796
0.000% due 10/16/2062 ~		20,785	12,515
0.000% due 10/16/2062 (g)		5,795	4
11.220% due 10/16/2062 •(l)		23,983	29,153
14.220% due 10/16/2062 ~(l)		11,991	14,740

BSREP Commercial Mortgage Trust
6.426% due 08/15/2038 •(l)		$6,823	6,426
6.826% due 08/15/2038 ~(l)		474	414

BSST Mortgage Trust
7.112% due 02/15/2037 •(l)		3,300	2,397

BX Commercial Mortgage Trust
7.326% due 11/15/2038 (l)		22,375	21,854
7.673% due 11/15/2038 (l)		7,750	7,552
7.826% due 04/15/2034 ~(l)		6,000	5,106
7.826% due 02/15/2038 (l)		1,996	1,873
8.563% due 04/15/2034 •(l)		4,000	3,298

BX Trust
7.363% due 10/15/2036 (l)		2,741	2,596
7.713% due 10/15/2036 •(l)		1,760	1,651
7.721% due 10/15/2036 (l)		12,000	11,368
7.904% due 10/15/2026 •(l)		1,408	1,342
8.213% due 10/15/2036 •(l)		7,993	7,463
8.579% due 05/15/2030 •(l)		5,500	5,356

BXP Trust
2.775% due 01/15/2044 ~(l)		3,000	1,866

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CALI Mortgage Trust
3.957% due 03/10/2039 (l)	$24,500	$20,607

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 þ	281	258

CD Mortgage Trust
5.688% due 10/15/2048 (l)	1,336	1,198

Chase Mortgage Finance Trust
4.501% due 01/25/2036 ~(l)	3,110	2,785
4.885% due 03/25/2037 ~(l)	967	920
6.000% due 03/25/2037	507	286

Citigroup Commercial Mortgage Trust
5.442% due 12/10/2049 ~(l)	5,655	3,648
9.376% due 12/15/2036 •(l)	10,233	9,890

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029 «	112	105

Citigroup Mortgage Loan Trust
0.000% due 08/25/2037 ~	1,632	85
3.384% due 07/25/2036 ~(l)	1,933	1,172
3.732% due 03/25/2037 ~(l)	1,873	1,624
4.458% due 03/25/2037 «~	448	409
4.523% due 09/25/2037 ~(l)	2,169	1,917
4.524% due 03/25/2037 «~	165	159
4.738% due 08/25/2034 ~(l)	5,841	5,423
4.752% due 04/25/2037 ~	256	217
4.788% due 10/25/2035 ~(l)	896	842
5.018% due 02/25/2036 ~(l)	4,473	4,093
5.500% due 11/25/2035 «	196	176
5.500% due 12/25/2035 (l)	1,908	1,025
6.000% due 07/25/2036 (l)	3,975	1,958
6.500% due 09/25/2036	863	481
7.860% due 03/25/2036 •	92	84

Colony Mortgage Capital Ltd.
7.151% due 11/15/2038 •(l)	2,020	1,880
7.500% due 11/15/2038 •(l)	8,005	7,359
8.196% due 11/15/2038 ~(l)	15,475	13,917
8.892% due 11/15/2038 •(l)	24,000	21,160

COLT Mortgage Loan Trust
4.737% due 03/25/2067 ~(l)	4,900	4,351

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(l)	308	306

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~(l)	4,688	517

Commercial Mortgage Trust
2.819% due 01/10/2039 (l)	9,131	8,022
3.633% due 02/10/2037 (l)	28,830	26,978
4.000% due 06/10/2046 (l)	3,500	3,074
6.012% due 07/10/2038 ~(l)	4,688	1,181
9.626% due 12/15/2038 ~(l)	10,004	7,890
10.476% due 12/15/2038 ~(l)	5,000	3,745
11.476% due 12/15/2038 ~(l)	3,360	2,350

Connecticut Avenue Securities Trust
8.087% due 12/25/2041 ~(l)	2,600	2,611
10.587% due 03/25/2042 •(l)	1,400	1,495
10.837% due 12/25/2041 •(l)	1,200	1,215
11.337% due 10/25/2041 •(l)	3,600	3,695
11.687% due 05/25/2042 •(l)	550	600
14.837% due 03/25/2042 •(l)	3,400	3,804
15.937% due 05/25/2042 ~(l)	600	691

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037	5,103	1,054

Countrywide Alternative Loan Trust
0.824% due 12/25/2035 ~(a)	7,495	315
1.680% due 07/25/2036 •(a)	6,752	1,177
1.790% due 12/25/2035 ~(a)	2,929	211
3.810% due 11/25/2035 •(l)	7,636	7,098
4.297% due 06/25/2037 ~	69	60
4.326% due 05/25/2036 ~(l)	2,322	2,028
4.756% due 07/25/2035 •	56	53
5.500% due 07/25/2035	702	354
5.500% due 10/25/2035 «~	450	271
5.500% due 10/25/2035 «	110	74
5.500% due 11/25/2035 (l)	1,358	828
5.500% due 11/25/2035	1,417	834
5.500% due 12/25/2035	702	388
5.500% due 01/25/2036 «	59	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/25/2036	$843	$494
5.500% due 02/25/2036 (l)	769	540
5.500% due 05/25/2036 (l)	3,245	2,673
5.500% due 04/25/2037 (l)	1,502	787
5.500% due 12/27/2049 «	15	13
5.662% due 03/20/2047 •	382	313
5.720% due 06/25/2037 •	506	405
5.750% due 01/25/2036 «	126	66
5.750% due 05/25/2036 •(l)	1,179	379
5.750% due 05/25/2036	144	57
5.750% due 01/25/2037 (l)	7,662	3,913
5.750% due 04/25/2037 (l)	939	779
5.820% due 08/25/2036 •	780	369
5.830% due 05/25/2036 •(l)	7,124	6,379
5.850% due 09/25/2046 •(l)	5,278	4,482
5.862% due 11/25/2046 •(l)	2,345	1,957
5.890% due 08/25/2047 •(l)	810	668
5.910% due 05/25/2047 •(l)	4,290	2,820
5.930% due 03/25/2036 •(l)	7,538	7,202
5.970% due 06/25/2037 •(l)	5,316	4,494
5.990% due 07/25/2036 •(l)	7,679	6,375
6.000% due 03/25/2035	283	133
6.000% due 11/25/2035 «	315	49
6.000% due 04/25/2036	641	316
6.000% due 08/25/2036	227	131
6.000% due 11/25/2036 «	214	119
6.000% due 12/25/2036	669	282
6.000% due 01/25/2037	607	488
6.000% due 01/25/2037 (l)	785	481
6.000% due 02/25/2037	2,107	854
6.000% due 03/25/2037	2,507	957
6.000% due 03/25/2037 (l)	8,137	3,105
6.000% due 04/25/2037 (l)	8,779	4,118
6.000% due 09/25/2037 (l)	7,595	2,719
6.072% due 11/20/2035 •	67	61
6.150% due 09/25/2035 •(l)	2,440	1,605
6.150% due 10/25/2046 •	97	70
6.177% due 05/25/2037 •	655	661
6.250% due 12/25/2036 •	495	211
6.322% due 07/20/2035 •(l)	4,286	3,667
6.500% due 09/25/2032 «	25	23
6.500% due 06/25/2036	342	163
6.500% due 11/25/2036 (l)	8,380	2,756

Countrywide Asset-Backed Certificates Trust
5.950% due 04/25/2036 •	351	305

Countrywide Home Loan Mortgage Pass-Through Trust
3.507% due 06/20/2035 «~	18	16
3.666% due 03/25/2037 ~(l)	2,916	2,296
3.873% due 05/20/2036 ~(l)	529	477
4.392% due 08/20/2035 ~	27	25
4.441% due 11/20/2035 ~(l)	5,066	4,575
4.638% due 11/25/2035 ~(l)	802	650
4.712% due 09/25/2047 ~(l)	1,628	1,245
4.751% due 06/25/2047 ~(l)	1,193	1,182
4.970% due 09/20/2036 ~(l)	2,465	2,157
5.000% due 11/25/2035 «	20	11
5.500% due 12/25/2034 «	47	44
5.500% due 08/25/2035 «	30	16
5.500% due 11/25/2035	24	14
6.000% due 07/25/2037 «	142	66
6.000% due 08/25/2037 (l)	3,022	1,352
6.000% due 08/25/2037 «	1	1
6.070% due 03/25/2035 •	146	95
6.150% due 03/25/2036 «•	34	7
7.340% due 03/25/2046 •(l)	23,061	15,020

Credit Suisse Commercial Mortgage Trust
5.613% due 01/15/2049 ~(l)	10,300	10,329

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	235	146
7.500% due 05/25/2032	667	684

Credit Suisse Mortgage Capital Certificates
2.033% due 02/27/2047 ~(l)	31,975	12,586
3.764% due 05/26/2036 ~(l)	2,826	2,344
3.879% due 05/27/2036 ~(l)	2,060	1,626
3.913% due 04/28/2037 ~(l)	2,068	1,914
3.945% due 12/29/2037 ~(l)	2,806	1,515
4.140% due 09/26/2047 ~(l)	15,801	7,432
4.347% due 06/25/2036 ~(l)	3,146	2,763
4.490% due 10/26/2036 ~(l)	9,251	8,408
4.549% due 07/26/2037 ~(l)	5,516	4,811

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.121% due 04/26/2035 ~(l)		$6,797	$6,162
5.750% due 05/26/2037 (l)		11,176	5,184
7.000% due 08/26/2036 (l)		14,303	3,346
7.000% due 08/27/2036		2,934	1,331
12.427% due 11/27/2037 •(l)		8,559	7,181
25.115% due 11/25/2037 •(l)		7,092	6,001

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		1,557	768
6.000% due 07/25/2036 «		139	67
6.070% due 07/25/2036 «•		407	81
6.396% due 04/25/2036 þ(l)		4,477	2,386
6.500% due 05/25/2036		2,352	782
6.500% due 05/25/2036 «		311	121

Credit Suisse Mortgage Capital Trust
3.704% due 08/15/2037 (l)		7,296	6,463
6.500% due 07/26/2036 (l)		11,380	2,934
6.876% due 07/15/2038 •		1,000	885
7.344% due 07/15/2032 •(l)		3,121	2,871
8.376% due 07/15/2038 •(l)		15,850	9,544
8.744% due 07/15/2032 •(l)		7,454	6,755
9.376% due 07/15/2038 •(l)		13,700	7,699
9.794% due 07/15/2032 ~(l)		15,000	13,272

DBGS Mortgage Trust
6.254% due 06/15/2033 •(l)		1,100	1,011
6.439% due 06/15/2033 •(l)		1,600	1,375
6.871% due 10/15/2036 •		1,000	949
7.509% due 06/15/2033 •(l)		3,600	2,329
8.059% due 06/15/2033 •(l)		6,100	3,443
8.626% due 10/15/2036 •		26,404	16,631

DBWF Mortgage Trust
3.791% due 12/10/2036 (l)		17,961	16,381

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035		441	366
5.620% due 02/25/2047 ~		306	179

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.770% due 04/25/2037 •(l)		3,758	2,545
6.250% due 07/25/2036 «~		36	29

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033 «		62	59

DOLP Trust
3.704% due 05/10/2041 ~(l)		29,000	15,565

Downey Savings & Loan Association Mortgage Loan Trust
5.650% due 04/19/2047 •		209	223

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	6	2,348
4.798% due 03/13/2045 •(l)	EUR	7,067	6,666
6.589% (SONIO/N + 1.369%) due 06/13/2045 ~(l)	GBP	14,072	15,416
6.939% due 09/13/2045 •(l)		15,554	18,221
7.089% (SONIO/N + 1.869%) due 06/13/2045 ~(l)		8,667	8,794
7.589% due 09/13/2045 •(l)		11,113	12,752
8.839% (SONIO/N + 3.619%) due 06/13/2045 ~(l)		3,082	2,999
9.189% due 09/13/2045 ~(l)		9,266	11,432

Extended Stay America Trust
9.176% due 07/15/2038 ~(l)		$42,845	42,031

First Horizon Alternative Mortgage Securities Trust
0.000% due 12/26/2049 (b)(g)		2	0
1.630% due 11/25/2036 •(a)		718	96
5.542% due 02/25/2036 «~		32	24
5.599% due 05/25/2036 «~		423	339
5.956% due 11/25/2036 ~		412	287
6.220% due 08/25/2035 «~		58	4
6.250% due 11/25/2036		54	17

First Horizon Mortgage Pass-Through Trust
4.010% due 05/25/2037 ~		2,248	950
4.510% due 07/25/2037 «~		14	9
4.682% due 01/25/2037 ~		188	103
5.500% due 08/25/2037 «		213	81

Freddie Mac
8.687% due 09/25/2041 •(l)		6,000	5,999
9.087% due 02/25/2042 •(l)		16,000	16,552
10.087% due 02/25/2042 •(l)		5,000	5,185
10.087% due 01/25/2051 •(l)		2,300	2,355

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	71

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.137% due 10/25/2050 •(l)		$2,500	$2,803
10.837% due 01/25/2034 •(l)		2,800	2,983
11.587% due 09/25/2041 •(l)		6,400	6,476
12.337% due 12/25/2041 •		500	511
12.837% due 10/25/2041 •(l)		4,900	5,162
13.837% due 02/25/2042 •(l)		2,350	2,531

GC Pastor Hipotecario FTA
4.093% due 06/21/2046 ~(l)	EUR	17,020	16,444

GMAC Mortgage Corp. Loan Trust
3.705% due 07/19/2035 ~		$17	14

GreenPoint Mortgage Funding Trust
5.670% due 12/25/2046 •(l)		2,505	2,326
5.830% due 01/25/2037 •		500	439

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(l)		39,357	35,325
6.609% due 07/15/2035		1,298	981
7.676% due 08/15/2032 •(l)		6,330	6,079
8.209% due 11/15/2032 •(l)		10,358	9,957
8.326% due 08/15/2032 ~(l)		10,621	10,130
8.826% due 08/15/2032 •(l)		11,668	11,077

GS Mortgage Securities Trust
0.448% due 08/10/2043 ~(a)		1,006	9

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059		26	26
0.000% due 07/25/2059 ~(a)		247,246	1,892
3.558% due 07/25/2059 ~(l)		20,073	12,838

GSC Capital Corp. Mortgage Trust
5.830% due 05/25/2036 •(l)		1,100	1,029

GSR Mortgage Loan Trust
4.630% due 01/25/2036 ~		260	239
5.267% due 12/25/2034 «~		8	7
5.715% due 11/25/2035 ~		115	62
5.920% due 07/25/2037 «•		230	56
6.000% due 09/25/2034 «		252	241
6.500% due 08/25/2036 •		597	221

HarborView Mortgage Loan Trust
3.888% due 08/19/2036 «~		44	37
4.935% due 06/19/2045 ~		945	468
5.850% due 02/19/2046 •(l)		683	564
5.890% due 11/19/2036 •(l)		1,025	883
5.950% due 03/19/2036 •(l)		6,997	6,447
5.970% due 01/19/2036 •(l)		4,254	2,569
6.030% due 06/19/2034 «•		65	57
6.110% due 01/19/2035 •		102	83
6.447% due 06/20/2035 ~(l)		3,818	3,360
6.822% due 06/20/2035 •		881	762

Harbour PLC
7.220% due 01/28/2054 ~	GBP	2,200	2,728
7.720% due 01/28/2054 •(l)		12,153	14,986

HomeBanc Mortgage Trust
3.917% due 04/25/2037 ~(l)		$2,271	2,015
5.970% due 03/25/2035 ~(l)		3,636	2,955

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 (l)		2,206	1,898

IM Pastor Fondo de Titluzacion Hipotecaria
4.056% due 03/22/2043 ~(l)	EUR	12,576	12,094
4.056% due 03/22/2044 •(l)		22,001	21,385

Impac CMB Trust
5.990% due 11/25/2035 •		$93	82
6.190% due 10/25/2034 «•		51	47

Impac Secured Assets Trust
5.690% due 05/25/2037 •		2	2
6.330% due 03/25/2036 (l)		1,026	830

IndyMac IMSC Mortgage Loan Trust
3.940% due 06/25/2037 ~(l)		2,715	1,618

IndyMac INDA Mortgage Loan Trust
3.043% due 03/25/2037 «~		14	12
4.259% due 12/25/2036 ~		411	325

IndyMac INDX Mortgage Loan Trust
3.055% due 02/25/2035 «~		200	168
3.088% due 06/25/2037 ~		131	112
3.278% due 05/25/2037 ~(l)		1,624	1,272
3.681% due 06/25/2036 ~(l)		563	489
3.751% due 11/25/2035 ~(l)		2,219	2,053
3.834% due 11/25/2036 ~(l)		536	493
5.870% due 11/25/2046 •(l)		3,241	2,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.890% due 11/25/2036 •		$96	$87
5.930% due 04/25/2035 •		37	33
5.970% due 02/25/2037 ~(l)		2,001	1,247
6.070% due 07/25/2036 •		314	218
6.270% due 08/25/2034 «~		106	87
6.330% due 09/25/2034 «•		180	151

Jackson Park Trust
3.242% due 10/14/2039 ~(l)		2,900	2,218

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,485	985

JP Morgan Alternative Loan Trust
3.843% due 05/25/2036 ~		553	308
4.310% due 11/25/2036 «~		69	73
5.500% due 11/25/2036 «~		8	3
5.870% due 06/25/2037 •(l)		22,063	8,776
5.957% due 06/27/2037 •(l)		4,603	3,194
6.000% due 12/25/2035		532	366
6.045% due 06/27/2037 ~(l)		13,149	5,857
6.460% due 12/25/2036 þ(l)		1,931	1,817

JP Morgan Chase Commercial Mortgage Securities Trust
4.128% due 07/05/2031 (l)		3,360	3,015
4.248% due 07/05/2033 (l)		6,360	5,600
4.379% due 07/05/2031 (l)		15,293	12,732
4.580% due 07/05/2031 (l)		1,160	747
5.958% due 04/15/2037 •		976	900
6.469% due 04/15/2037 •(l)		1,464	1,294
7.026% due 12/15/2036 •(l)		7,905	5,281
7.085% due 07/05/2033 •(l)		3,000	2,578
7.226% due 03/15/2036 ~(l)		7,900	4,157
7.235% due 10/05/2040		1,000	1,027
7.316% due 06/15/2038 •(l)		2,000	1,632
7.476% due 12/15/2036 •(l)		3,030	741
8.226% due 12/15/2036 •		1,300	154
8.726% due 02/15/2035 •(l)		14,848	14,165
8.991% due 11/15/2038 •(l)		9,000	8,755
9.741% due 11/15/2038 •(l)		1,500	1,428
10.736% due 11/15/2038 •(l)		19,700	18,199

JP Morgan Mortgage Trust
4.009% due 05/25/2036 «~		175	139
4.136% due 10/25/2036 ~		12	9
4.406% due 10/25/2036 ~		271	197
4.425% due 06/25/2037 ~(l)		1,511	1,198
4.642% due 07/25/2035 «~		19	17
6.000% due 08/25/2037		334	163

JP Morgan Resecuritization Trust
6.000% due 09/26/2036 ~(l)		1,017	752
6.238% due 03/21/2037 «~		233	209
6.500% due 04/26/2036 ~		3,927	1,204

Lansdowne Mortgage Securities PLC
4.272% due 09/16/2048 •(l)	EUR	5,732	5,690
4.385% due 06/15/2045 •		900	785

Lavender Trust
6.000% due 11/26/2036 (l)		$6,289	5,719
6.250% due 10/26/2036 (l)		3,555	1,777

Lehman Mortgage Trust
5.791% due 04/25/2036 ~		172	111
6.000% due 08/25/2036		451	359
6.000% due 09/25/2036 «		335	166
6.000% due 05/25/2037 «		14	13
6.000% due 01/25/2038 «		418	390
6.500% due 09/25/2037		3,151	1,003
7.250% due 09/25/2037		31,128	7,192

Lehman XS Trust
6.030% due 07/25/2037 •(l)		22,492	15,200
6.370% due 08/25/2047 •		216	179
6.470% due 07/25/2047 •(l)		3,350	2,889

LUXE Commercial Mortgage Trust
8.734% due 10/15/2038 •(l)		5,211	5,038

MAD Mortgage Trust
3.366% due 08/15/2034 ~(l)		2,620	2,201

MASTR Adjustable Rate Mortgages Trust
4.326% due 10/25/2034 ~		177	157
5.752% due 01/25/2047 «•		15	14
6.150% due 05/25/2047 ~(l)		6,765	5,336

MASTR Alternative Loan Trust
5.820% due 03/25/2036 •(l)		19,954	2,123
5.870% due 03/25/2036 ~(l)		26,374	2,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 (l)		$2,287	$1,774

Merrill Lynch Mortgage Investors Trust
3.853% due 03/25/2036 ~(l)		6,490	3,521
4.290% due 05/25/2036 ~(l)		899	820

MF1 LLC
9.582% due 12/15/2034		1,310	1,220

MF1 Ltd.
8.182% due 12/15/2034		475	451

MFA Trust
4.039% due 04/25/2065 ~(l)		14,456	12,136

Morgan Stanley Capital Trust
2.428% due 04/05/2042 (l)		2,985	2,104
3.912% due 09/09/2032 (l)		25,312	20,853
6.426% due 12/15/2036 •(l)		6,246	4,843
6.976% due 12/15/2036 •		453	194
7.720% due 12/15/2036 •(l)		18,590	5,594
7.859% due 11/15/2034 ~(l)		6,183	5,976
8.709% due 07/15/2035 •(l)		10,478	10,045
9.671% due 12/15/2038 •(l)		18,000	13,051
10.570% due 12/15/2038 ~(l)		19,500	13,359

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~(l)		1,780	1,269

Morgan Stanley Mortgage Loan Trust
4.501% due 05/25/2036 ~		1,536	675
4.981% due 07/25/2035 ~		502	415
5.750% due 12/25/2035 «		167	111
5.758% due 01/25/2035 ~(l)		158	126
5.780% due 01/25/2035 «•		272	244
5.810% due 05/25/2036 «•		145	26
5.962% due 06/25/2036 ~		1,769	513
6.000% due 08/25/2037		136	50

Morgan Stanley Re-REMIC Trust
2.278% due 02/26/2037 ~(l)		1,987	1,732
3.109% due 03/26/2037 þ(l)		1,213	1,170
4.642% due 07/26/2035 ~(l)		5,844	5,549
5.150% due 06/26/2035 ~(l)		10,725	8,033
5.891% due 09/26/2035 ~(l)		527	496
6.000% due 04/26/2036 (l)		6,721	6,675

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		2,281	2,082

Mortgage Funding PLC
8.539% due 03/13/2046 •(l)	GBP	1,000	1,274

MRCD Mortgage Trust
4.250% due 12/15/2036 ~(l)		$3,700	1,071

MSDB Trust
3.316% due 07/11/2039 ~(l)		21,938	19,337

Natixis Commercial Mortgage Securities Trust
4.058% due 04/10/2037 ~(l)		5,880	2,994

New Orleans Hotel Trust
6.998% due 04/15/2032 •		1,200	1,131
7.448% due 04/15/2032 (l)		13,642	12,728

New Residential Mortgage Loan Trust
3.879% due 11/25/2059 ~		8,300	4,130

New York Mortgage Trust
3.558% due 08/25/2061 þ(l)		1,000	861
5.250% due 07/25/2062 þ(l)		13,693	13,418

Newgate Funding PLC
5.175% due 12/15/2050 •(l)	EUR	979	1,005
5.425% due 12/15/2050 •(l)		1,870	1,819

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.790% due 10/25/2036 •(l)		$980	801

Nomura Resecuritization Trust
4.539% due 09/26/2035 ~(l)		3,817	3,318

NovaStar Mortgage Funding Trust
0.523% due 09/25/2046 ~		135	123

NYO Commercial Mortgage Trust
6.571% due 11/15/2038 •		2,000	1,851
7.021% due 11/15/2038 •(l)		2,200	1,945

PMT Credit Risk Transfer Trust
8.371% due 02/27/2024 •(l)		4,101	4,085

Prime Mortgage Trust
5.820% due 06/25/2036 ~(l)		1,386	951
7.000% due 07/25/2034 «		41	36

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
4.793% due 05/26/2037 ~(l)		$2,763	$1,617
4.925% due 07/26/2045 ~(l)		9,640	9,115
5.107% due 09/26/2035 ~(l)		3,253	1,882
6.000% due 03/26/2036 ~(l)		3,469	1,929
6.000% due 06/26/2037 ~		381	328

Regal Trust
1.723% due 09/29/2031 «•		1	1

Residential Accredit Loans, Inc. Trust
5.500% due 04/25/2037 «		41	31
5.770% due 02/25/2037 •		304	274
5.830% due 07/25/2036 •(l)		6,883	2,776
5.850% due 05/25/2037 •(l)		6,850	6,062
5.890% due 06/25/2037 •(l)		664	584
6.000% due 08/25/2035 (l)		582	497
6.000% due 12/25/2035 (l)		1,203	1,046
6.000% due 06/25/2036 «		139	104
6.000% due 09/25/2036 (l)		3,006	1,287
6.000% due 11/25/2036 (l)		1,386	1,057
6.000% due 01/25/2037		210	163
6.012% due 01/25/2046 •(l)		2,843	2,240
6.250% due 02/25/2037 (l)		2,044	1,583
6.500% due 09/25/2037 (l)		747	599
7.000% due 10/25/2037 (l)		4,455	3,465

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032 «		314	200

Residential Asset Securitization Trust
5.500% due 07/25/2035		568	349
6.000% due 02/25/2037		166	68
6.000% due 03/25/2037		2,795	931
6.000% due 07/25/2037 (l)		6,206	2,514
6.250% due 08/25/2037		4,037	988

Residential Funding Mortgage Securities, Inc. Trust
5.495% due 07/27/2037 «~		110	84
5.850% due 11/25/2035 «		50	41
6.000% due 04/25/2037		387	297
6.000% due 06/25/2037		154	115

RiverView HECM Trust
5.340% due 05/25/2047 •		5,847	5,356

Seasoned Credit Risk Transfer Trust
2.727% due 11/25/2061 ~(a)		4,490	1,357
3.896% due 11/25/2059 ~(l)		6,776	2,566
4.250% due 11/25/2059 ~(l)		4,530	4,051
4.250% due 09/25/2060 (l)		1,800	1,628
4.250% due 03/25/2061 ~(l)		700	590
4.500% due 11/25/2061 ~(l)		3,900	3,174
5.000% due 04/25/2062 ~(l)		3,400	2,822
7.764% due 03/25/2061 ~		496	252
12.415% due 09/25/2060 ~		1,594	1,123
14.758% due 11/25/2060 ~		1,198	896

Sequoia Mortgage Trust
3.731% due 01/20/2038 «~		78	60
6.212% due 07/20/2036 «•		100	20
6.429% due 02/20/2034 ~		131	116
6.672% due 10/20/2027 «•		167	141
7.247% due 09/20/2032 «~		208	192

SFO Commercial Mortgage Trust
6.626% due 05/15/2038 ~(l)		18,150	17,028
6.976% due 05/15/2038 •(l)		2,120	1,929
7.276% due 05/15/2038 •(l)		1,760	1,549

SG Commercial Mortgage Securities Trust
4.509% due 02/15/2041 ~(l)		9,000	6,709

SMRT Commercial Mortgage Trust
8.062% due 01/15/2039 •(l)		30,200	28,471

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		500	329

Starwood Mortgage Trust
8.476% due 04/15/2034 •(l)		13,424	12,912
9.476% due 04/15/2034 •(l)		6,612	6,400

Stratton Hawksmoor PLC
7.220% due 02/25/2053 •(l)	GBP	1,967	2,403
7.970% due 02/25/2053 •(l)		4,300	5,172

Stratton Mortgage Funding PLC
8.721% due 07/20/2060 •(l)		6,378	8,112
9.220% due 03/12/2052 •		2,500	3,194

Structured Adjustable Rate Mortgage Loan Trust
3.943% due 02/25/2037 ~(l)		$5,125	3,547

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.236% due 04/25/2047 ~		$1,012	$478
4.540% due 01/25/2036 ~		558	281
5.017% due 08/25/2036 ~		2,255	454

Structured Asset Mortgage Investments Trust
5.142% due 02/25/2036 ~		2,732	1,293
5.810% due 03/25/2037 •		883	263
5.850% due 07/25/2046 •(l)		8,483	5,942
5.890% due 05/25/2036 •(l)		1,417	954
5.890% due 08/25/2036 ~(l)		742	599
5.930% due 05/25/2045 ~		55	49

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.867% due 01/25/2034 ~		66	64

SunTrust Adjustable Rate Mortgage Loan Trust
5.068% due 02/25/2037 ~(l)		1,141	993

SunTrust Alternative Loan Trust
1.680% due 04/25/2036 ~(a)		3,890	602

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 «		204	75
6.500% due 07/25/2036 (l)		18,288	4,573

TDA Mixto Fondo de Titulizacion de Activos
4.131% due 12/28/2050 •(l)	EUR	6,334	5,866
4.152% due 10/28/2050 •(l)		8,022	4,688

TTAN
7.876% due 03/15/2038 (l)		$9,486	9,124

VASA Trust
6.376% due 07/15/2039 •		1,000	906
9.376% due 07/15/2039 •(l)		4,435	2,512

Verus Securitization Trust
5.365% due 07/25/2067 ~(l)		4,300	4,019

VNDO Mortgage Trust
3.903% due 01/10/2035 ~(l)		4,814	3,780

Waikiki Beach Hotel Trust
7.756% due 12/15/2033 •(l)		19,450	18,915
8.406% due 12/15/2033 •(l)		20,500	19,429

WaMu Mortgage Pass-Through Certificates Trust
3.461% due 03/25/2037 ~		232	185
3.704% due 02/25/2037 ~(l)		1,519	1,275
3.777% due 03/25/2037 ~(l)		1,589	1,391
3.814% due 06/25/2037 ~(l)		611	523
3.878% due 07/25/2037 ~(l)		1,011	756
4.005% due 11/25/2036 ~		94	80
4.009% due 03/25/2033 «~		21	19
4.106% due 07/25/2037 ~		494	428
4.485% due 08/25/2036 ~(l)		893	815
5.762% due 06/25/2047 ~		1,600	1,128
5.810% due 07/25/2047 •		368	305
5.822% due 07/25/2047 •(l)		11,018	8,764
5.892% due 10/25/2046 •		208	174
6.010% due 07/25/2045 ~		96	90
6.060% due 07/25/2046 •(l)		2,398	1,976
6.310% due 06/25/2044 •		78	72

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	1,815
7.870% due 12/21/2049 •		646	809
8.370% due 12/21/2049 •		646	795

Washington Mutual Mortgage Pass-Through Certificates Trust
3.725% due 06/25/2033 «~		$63	55
5.750% due 11/25/2035 (l)		773	682
5.862% due 10/25/2046 •		245	195
5.950% due 01/25/2047 •(l)		7,155	6,539
6.000% due 07/25/2036 •(l)		3,067	2,047
6.000% due 04/25/2037 (l)		1,217	1,034
6.467% due 05/25/2036 þ(l)		3,396	2,864
7.329% due 06/25/2046 •(l)		5,341	2,876

Wells Fargo Alternative Loan Trust
5.332% due 07/25/2037 ~(l)		1,171	1,055
5.750% due 07/25/2037		169	143

Wells Fargo Commercial Mortgage Trust
4.557% due 09/15/2031 (l)		27,000	24,497
8.216% due 02/15/2037 •(l)		10,000	9,770

Wells Fargo Mortgage Loan Trust
4.285% due 03/27/2037 ~(l)		3,243	1,980
4.773% due 04/27/2036 ~(l)		3,144	2,907

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037		26	24

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2037 «		$27	$24
6.180% due 09/25/2036 «~		3	3
6.376% due 10/25/2036 «~		4	4

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(l)		8,000	801

WSTN Trust
0.341% due 07/05/2037 (a)		515,000	4,481
7.690% due 07/05/2037 (l)		11,200	11,084
8.455% due 07/05/2037 (l)		11,200	11,118
9.835% due 07/05/2037 (l)		9,010	8,917

Total Non-Agency Mortgage-Backed Securities (Cost $2,348,161)			2,180,673

ASSET-BACKED SECURITIES 26.0%

510 Loan Acquisition Trust
8.107% due 09/25/2060 þ(l)		15,679	15,700

ABFC Trust
5.620% due 10/25/2036 •(l)		697	695
6.030% due 10/25/2033 «•		167	156
6.520% due 03/25/2034 •		469	448

Acacia CDO Ltd.
6.480% due 11/08/2039 •(l)		8,674	2,452

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2049		200	2

ACE Securities Corp. Home Equity Loan Trust
5.690% due 12/25/2036 •(l)		21,320	5,613
6.430% due 08/25/2035 •(l)		5,048	3,510
6.565% due 07/25/2035 •(l)		17,938	16,293

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	623

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
7.570% due 09/25/2034 •(l)		$740	693

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(l)		1,452	977

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.731% due 09/25/2032 •(l)		1,148	1,015
7.195% due 05/25/2034 •		154	147
7.195% due 08/25/2035 (l)		6,344	5,543
8.320% due 08/25/2032 «•		259	253

Argent Securities Trust
5.620% due 09/25/2036 •(l)		7,623	2,450
5.670% due 06/25/2036 •(l)		6,493	1,723
5.710% due 04/25/2036 •		1,027	333
5.770% due 06/25/2036 ~		3,655	970
5.850% due 03/25/2036 •(l)		10,069	5,388

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.160% due 11/25/2035 •(l)		29,851	25,600
6.230% due 02/25/2036 •(l)		20,996	16,284

Banco Bilbao Vizcaya Argentaria
4.566% due 03/22/2046 •	EUR	547	354

Bear Stearns Asset-Backed Securities Trust
3.598% due 09/25/2034 «•		$106	100
3.598% due 09/25/2034 •		36	35
4.724% due 07/25/2036 «~		24	23
4.806% due 10/25/2036 ~		129	101
4.812% due 10/25/2036 ~		2,494	1,172
5.458% due 12/25/2036 ~(l)		8,881	12,479
6.970% due 10/27/2032 «•		1	3

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	428

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	489

Carrington Mortgage Loan Trust
5.550% due 03/25/2035 •		584	453
5.890% due 12/26/2036 •(l)		13,201	10,671

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		3,390	703

Citigroup Mortgage Loan Trust
4.573% due 03/25/2036 þ		1,426	691
5.670% due 05/25/2037 ~		426	279
5.770% due 12/25/2036 •(l)		17,161	6,857

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	73

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.790% due 09/25/2036 •(l)		$10,605	$7,702
5.790% due 12/25/2036 •(l)		11,111	6,207
5.910% due 12/25/2036 •(l)		12,573	5,043
6.170% due 11/25/2046 •(l)		4,267	3,351
6.352% due 05/25/2036 þ		365	140
6.851% due 05/25/2036 þ		2,124	814

Cologix Canadian Issuer LP
7.740% due 01/25/2052	CAD	2,000	1,396

Conseco Finance Corp.
6.530% due 02/01/2031 ~		$414	363
7.060% due 02/01/2031 ~		1,799	1,601
7.500% due 03/01/2030 ~		6,124	2,167

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		288	288
7.960% due 05/01/2031		1,457	406
8.060% due 09/01/2029 ~		2,914	557
8.260% due 12/01/2030 ~(l)		4,584	1,105
8.850% due 12/01/2030 ~(l)		5,630	995
9.163% due 03/01/2033 ~(l)		9,869	9,554
9.546% due 12/01/2033 ~(l)		6,150	5,986

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	1,401	258

Coronado CDO Ltd.
6.000% due 09/04/2038 (l)		$3,722	1,719
7.131% due 09/04/2038 •(l)		23,494	9,553

Countrywide Asset-Backed Certificates Trust
4.113% due 02/25/2036 «~		1	1
4.434% due 10/25/2032 ~(l)		2,812	2,791
5.720% due 11/25/2047 •(l)		3,472	3,057
5.750% due 03/25/2037 ~(l)		10,996	10,421
5.859% due 10/25/2046 ~		208	236
5.860% due 01/25/2046 •(l)		36,548	28,856
5.870% due 06/25/2037 •(l)		17,764	17,848
5.950% due 03/25/2036 •(l)		14,619	13,292
5.950% due 05/25/2036 •(l)		3,956	3,291
6.055% due 04/25/2036 •(l)		8,762	7,991
6.150% due 12/25/2036 •		281	215
6.370% due 03/25/2047 •(l)		961	735
6.570% due 05/25/2047 •(l)		4,828	3,801
6.640% due 04/25/2036 ~(l)		9,461	7,848
6.867% due 09/25/2046 þ(l)		6,156	4,114
7.495% due 11/25/2035 •(l)		5,913	4,068

Credit Suisse First Boston Mortgage Securities Corp.
6.520% due 02/25/2031 •(l)		610	587

Credit-Based Asset Servicing & Securitization CBO Corp.
8.750% due 09/06/2041 •		98,373	10

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 (l)		1,921	1,336

Duke Funding Ltd.
9.000% due 04/08/2039 •(l)		7,546	518

ECAF Ltd.
3.473% due 06/15/2040 (l)		1,119	711
4.947% due 06/15/2040 (l)		7,412	4,855

EMC Mortgage Loan Trust
8.845% due 04/25/2042 •(l)		1,497	1,448

Encore Credit Receivables Trust
6.160% due 07/25/2035 •		337	324

Euromax ABS PLC
4.313% due 11/10/2095 •	EUR	2,809	3,099

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)		$22	5,367
0.000% due 08/15/2031 «(g)		24	7,682
0.000% due 07/15/2033 «(g)(l)		27	23,347
0.000% due 12/15/2033 «(g)		25	4,619

FAB U.K. Ltd.
0.000% due 12/06/2045 ~	GBP	15,058	5,527

Fieldstone Mortgage Investment Trust
5.810% due 07/25/2036 •(l)		$4,169	2,030

First Franklin Mortgage Loan Trust
6.040% due 02/25/2036 •(l)		5,500	5,104
6.415% due 09/25/2035 •(l)		5,831	5,163
6.445% due 05/25/2036 •(l)		16,259	14,607

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(g)		9	695
0.000% due 06/15/2029 «(g)		3	227

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FREED ABS Trust
0.000% due 09/20/2027 «(g)	$10	$780

Fremont Home Loan Trust
5.620% due 01/25/2037 •	2,828	1,285
5.950% due 02/25/2037 •	1,109	376

Glacier Funding CDO Ltd.
8.770% due 08/04/2035 •(l)	31,282	3,639

GMACM Home Equity Loan Trust
6.749% due 12/25/2037 þ(l)	596	613

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~(l)	5,980	5,742

GSAMP Trust
5.530% due 01/25/2037 •(l)	2,563	1,478
5.560% due 01/25/2037 •	765	441
5.610% due 12/25/2036 •	809	426
5.670% due 11/25/2036 •	3,346	1,590
5.720% due 12/25/2036 •(l)	3,778	1,783
5.790% due 04/25/2036 •	426	268
6.010% due 04/25/2036 •(l)	15,207	9,628
7.120% due 10/25/2034 «~	97	95
7.345% due 06/25/2034 ~(l)	1,253	1,153

Hillcrest CDO Ltd.
5.880% due 12/10/2039 •(l)	32,573	15,026

Home Equity Mortgage Loan Asset-Backed Trust
5.498% due 12/25/2031 «þ	467	217
5.630% due 11/25/2036 •(l)	3,026	2,647
5.710% due 04/25/2037 •(l)	16,694	10,797
5.790% due 04/25/2037 •(l)	2,504	2,145

Hout Bay Corp.
4.422% due 07/05/2041 •	108,638	20,898
4.622% due 07/05/2041 •	4,871	1
4.752% due 07/05/2041 ~	1,690	0

HSI Asset Securitization Corp. Trust
5.660% due 01/25/2037 •(l)	27,799	19,346
5.690% due 12/25/2036 •	19,871	5,295
5.790% due 10/25/2036 •(l)	6,513	2,634
5.810% due 12/25/2036 •(l)	12,171	3,206

IXIS Real Estate Capital Trust
6.445% due 09/25/2035 •(l)	2,433	2,427

JP Morgan Mortgage Acquisition Trust
5.462% due 09/25/2029 þ(l)	2,499	1,523
5.630% due 08/25/2036 «•	6	2
5.660% due 03/25/2047 ~	163	161
5.770% due 07/25/2036 ~	1,310	556
5.790% due 07/25/2036 •	971	260
5.888% due 10/25/2036 þ(l)	6,846	4,171

KGS-Alpha SBA COOF Trust
1.074% due 04/25/2038 «~(a)	744	16

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (l)	3,028	2,589

Lehman ABS Mortgage Loan Trust
5.560% due 06/25/2037 •(l)	3,361	2,148

Lehman XS Trust
4.308% due 05/25/2037 ~(l)	6,390	5,244
6.670% due 06/24/2046 «þ	245	244

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)	1,400	262
0.000% due 04/15/2028 «(g)	1,700	292

LoanCore Issuer Ltd.
8.526% due 07/15/2035 ~(l)	2,705	2,557

Long Beach Mortgage Loan Trust
5.850% due 02/25/2036 •(l)	17,341	13,844
6.010% due 05/25/2046 ~(l)	8,151	2,470
6.175% due 11/25/2035 •(l)	56,097	50,467

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~(l)	5,600	2,879

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~	6,450	4,257

Marble Point CLO Ltd.
0.000% due 01/22/2052	17,150	10,607

Margate Funding Ltd.
0.000% due 12/04/2044 ^(d)(g)	1,015	0
5.316% due 12/04/2044 •(l)	17,556	3,712
5.586% due 12/04/2044 ^(d)	4,126	72
5.786% due 12/04/2044	1,045	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlette Funding Trust
0.000% due 07/16/2029 «(g)	$16	$380
0.000% due 09/17/2029 «(g)	35	1,027
0.000% due 03/15/2030 «(g)	33	1,075
0.000% due 09/16/2030 «(g)	9	270

MASTR Asset-Backed Securities Trust
5.690% due 08/25/2036 •	2,699	1,041
5.770% due 03/25/2036 •(l)	5,051	3,069
5.810% due 06/25/2036 •(l)	3,744	3,276
5.830% due 02/25/2036 •(l)	6,054	2,321
5.950% due 06/25/2036 •	2,579	942
6.010% due 12/25/2035 •(l)	15,111	12,494
6.040% due 01/25/2036 ~	163	160

Mid-State Trust
6.742% due 10/15/2040	2,521	2,509

Morgan Stanley ABS Capital, Inc. Trust
5.540% due 10/25/2036 •	1,385	597
5.570% due 11/25/2036 ~	1,177	670
5.590% due 09/25/2036 •	3,240	1,140
5.610% due 10/25/2036 ~(l)	7,204	3,110
5.620% due 11/25/2036 •(l)	12,831	7,305
5.690% due 10/25/2036 •(l)	3,471	1,500
5.770% due 06/25/2036 •(l)	4,573	2,384
5.770% due 06/25/2036 •	484	400
5.770% due 09/25/2036 •(l)	6,510	2,308
5.800% due 02/25/2037 •(l)	4,420	2,095
6.505% due 01/25/2035 •(l)	6,377	5,361
7.420% due 05/25/2034 «•	245	244

Morgan Stanley Capital, Inc. Trust
5.830% due 03/25/2036 •	10	8

Morgan Stanley Home Equity Loan Trust
5.700% due 04/25/2037 •(l)	21,340	11,120

National Collegiate Commutation Trust
0.000% due 03/25/2038 •(l)	135,200	35,989

New Century Home Equity Loan Trust
8.470% due 01/25/2033 •	229	195

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.750% due 07/25/2036 ~(l)	3,500	2,788
6.130% due 10/25/2036 •	4,194	935

NovaStar Mortgage Funding Trust
5.810% due 11/25/2036 •	1,052	317

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~	986	994
8.490% due 10/15/2030	1,163	1,086

OCP CLO Ltd.
0.000% due 07/20/2032 ~	11	4,583

Option One Mortgage Loan Trust
5.600% due 07/25/2037 •(l)	20,368	12,961
5.610% due 01/25/2037 •	266	166
5.610% due 01/25/2037 •(l)	7,702	4,369
5.662% due 01/25/2037 «þ	2	1
5.690% due 01/25/2037 ~	1,571	891
5.720% due 03/25/2037 •	485	237
5.800% due 04/25/2037 ~(l)	1,997	953

Orient Point CDO Ltd.
5.863% due 10/03/2045 •(l)	391,989	124,753

Ownit Mortgage Loan Trust
3.192% due 10/25/2035 þ(l)	3,506	2,005

Pagaya AI Debt Selection Trust
3.270% due 05/15/2029	1,500	1,263
8.491% due 06/16/2031	6,000	6,086

Palisades CDO Ltd.
6.624% due 07/22/2039 ~(l)	6,700	2,808

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.345% due 10/25/2034 •(l)	1,161	970

PRET LLC
3.721% due 07/25/2051 þ	1,200	1,078
3.844% due 07/25/2051 þ	2,900	2,599
3.967% due 09/25/2051 þ(l)	3,900	3,611
6.170% due 07/25/2051 þ(l)	2,100	2,030
8.112% due 11/25/2053 þ	986	1,002

PRPM LLC
6.291% due 02/25/2027 þ(l)	1,000	966

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •(l)		$766	$530

RAAC Trust
8.095% due 05/25/2046 •(l)		17,151	16,515

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		3,152	854

Residential Asset Mortgage Products Trust
5.114% due 08/25/2033 «~		358	341
5.970% due 04/25/2034 •(l)		1,361	1,338
6.050% due 04/25/2034 •(l)		518	517
6.520% due 04/25/2034 •(l)		1,041	989
6.790% due 04/25/2034 •(l)		1,738	1,690

Residential Asset Securities Corp. Trust
5.730% due 11/25/2036 ~(l)		4,263	3,919
5.810% due 10/25/2036 •(l)		2,800	2,697
5.950% due 08/25/2036 •(l)		8,984	8,128
5.965% due 04/25/2036 •(l)		5,975	4,621
6.130% due 12/25/2035 •(l)		6,818	6,079

Rockford Tower CLO Ltd.
0.000% due 10/15/2029 ~(l)		11,667	4,031
0.000% due 10/20/2030 ~		4,967	1,698
0.000% due 10/20/2031 ~		4,967	2,012
0.000% due 04/20/2034 ~(l)		22,000	13,090

Saxon Asset Securities Trust
1.458% due 11/25/2035 •(l)		5,547	3,548
2.164% due 03/25/2035 •(l)		5,096	2,798

Securitized Asset-Backed Receivables LLC Trust
5.750% due 07/25/2036 •(l)		12,244	10,032
5.790% due 07/25/2036 •		2,632	911
5.930% due 02/25/2037 •		222	96
5.970% due 05/25/2036 •(l)		15,209	7,975
6.070% due 11/25/2035 •(l)		10,192	8,372
6.130% due 08/25/2035 •(l)		1,590	1,270
6.145% due 01/25/2035 •		6	5

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,400	750

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)(l)		$36	18,553

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		31	6,981

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		8	2,371
0.000% due 09/15/2054 «(g)(l)		49,066	63,082
0.000% due 11/16/2054 «(g)		5	4,705
0.000% due 02/16/2055 «(g)		9	11,128
5.950% due 02/16/2055 (l)		11,206	10,710

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		31,475	2,590
0.000% due 07/25/2040 «(g)		157	1,651
0.000% due 09/25/2040 «(g)		14,219	1,730

Soloso CDO Ltd.
5.988% due 10/07/2037 ~(l)		17,418	14,544

Soundview Home Loan Trust
5.620% due 06/25/2037 ~(l)		2,202	1,454
5.650% due 02/25/2037 ~(l)		6,907	1,932
5.730% due 02/25/2037 •(l)		8,016	2,267
5.750% due 06/25/2037 •(l)		5,440	3,592
6.420% due 10/25/2037 ~(l)		4,093	2,997
6.570% due 09/25/2037 •(l)		1,694	1,355

South Coast Funding Ltd.
0.454% due 01/06/2041 •		48	9
0.454% due 01/06/2041 •(l)		168,529	32,304

Specialty Underwriting & Residential Finance Trust
4.074% due 02/25/2037 þ		2,482	898
4.239% due 06/25/2037 •		2,960	1,453
5.820% due 03/25/2037 •		283	154

Start Ltd.
4.089% due 03/15/2044		615	559

Structured Asset Securities Corp.
11.470% due 05/25/2032 •(l)		4,995	4,403

Taberna Preferred Funding Ltd.
5.994% due 05/05/2038 ~		1,395	1,325
6.034% due 08/05/2036 •		2,789	2,510
6.034% due 08/05/2036 •(l)		11,217	10,095

Talon Funding Ltd.
8.990% due 06/05/2035 •		676	113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tropic CDO Ltd.
5.975% due 07/15/2036 •(l)		$3,334	$3,084

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 «~		343	324

Verde CDO Ltd.
5.906% due 10/05/2045 •(l)		240,688	58,933

Total Asset-Backed Securities (Cost $1,794,722)			1,274,073

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
0.750% due 07/09/2030 þ(l)		31,687	12,165
1.000% due 07/09/2029 (l)		5,302	2,117
3.500% due 07/09/2041 þ(l)		17,060	5,828
3.625% due 07/09/2035 þ		1,200	409
3.625% due 07/09/2035 þ(l)		33,944	11,204
3.625% due 07/09/2046 þ		230	80
4.250% due 01/09/2038 þ(l)		76,360	30,357
15.500% due 10/17/2026	ARS	555,410	173

Argentina Treasury Bond BONCER
4.000% due 10/14/2024		1,396,020	2,303

Autonomous City of Buenos Aires
122.642% (BADLARPP + 3.750%) due 02/22/2028 ~		155,766	137

Ecuador Government International Bond
6.000% due 07/31/2030 þ(l)		$2,960	1,385

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		1,000	449
6.375% due 02/11/2027 ^(d)(l)		3,477	1,561
7.875% due 02/11/2035 ^(d)(l)		5,412	2,383
8.750% due 03/11/2061 ^(d)(l)		1,500	652

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	23
5.400% due 08/12/2034		1	0
6.150% due 08/12/2032		5	1
6.900% due 08/12/2037		15	4
6.950% due 08/12/2031		5	1

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	2,270,878	1,888

Romania Government International Bond
5.500% due 09/18/2028	EUR	400	455
6.375% due 09/18/2033		3,000	3,509

Russia Government International Bond
5.100% due 03/28/2035 ^(d)		$600	243
5.625% due 04/04/2042 ^(d)		10,200	6,858
5.875% due 09/16/2043 ^(d)		200	126

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024 (l)		1,400	1,403

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	10,155	2,332
6.876% due 05/21/2031		$13,000	3,027

Venezuela Government International Bond
8.250% due 10/13/2034 ^(d)		136	21
9.250% due 09/15/2037 ^(d)		734	141

Total Sovereign Issues (Cost $171,399)			91,235

		SHARES
COMMON STOCKS 4.6%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		4,853,248	8,833

iHeartMedia, Inc. ‘A’ (e)		2,021,190	5,397

Promotora de Informaciones SA (e)		4,079,279	1,306

			15,536

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)		2	0

Desarrolladora Homex SAB de CV (e)		719,113	1

	SHARES	MARKET VALUE (000S)

Steinhoff International Holdings NV «(e)(j)	299,163,217	$0

Urbi Desarrollos Urbanos SAB de CV (e)	4,776	2

		3

ENERGY 0.0%

Axis Energy Services ‘A’ «(j)	17,105	507

Constellation Oil ‘B’ «(e)(j)	252,651	27

		534

FINANCIALS 1.5%

ADLER Group SA «(e)	309,490	167

Banca Monte dei Paschi di Siena SpA (e)	6,139,000	20,643

Corestate Capital Holding SA «(e)(j)	843,935	0

Intelsat Emergence SA «(e)(j)	1,755,207	50,005

UBS Group AG	12,342	383

		71,198

INDUSTRIALS 0.5%

Drillco Holding Lux SA «(e)	237,856	5,907

Forsea Holding SA «(e)	26,427	656

Mcdermott International Ltd. (e)	585,421	53

Syniverse Holdings, Inc. «(j)	18,484,014	16,182

Voyager Aviation Holdings LLC «(e)	16,278	0

Westmoreland Mining Holdings «(e)(j)	238,883	955

Westmoreland Mining LLC «(e)(j)	240,987	843

		24,596

REAL ESTATE 0.0%

ADLER Group SA	685,298	401

Stearns Holding LLC ‘B’ «(e)	59,964	0

Sunac Services Holdings Ltd.	176,437	42

		443

UTILITIES 2.3%

TexGen Power LLC «(e)(j)	450,094	16,091

West Marine New «(e)(j)	43,000	452

Windstream Units «(e)	3,155,914	93,388

		109,931

Total Common Stocks (Cost $286,386)		222,241

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	288	0

Intelsat Emergence SA - Exp. 02/17/2027 «	13,833	35

		35

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	5,580	0

Total Warrants (Cost $43,537)		35

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	75

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.5%

FINANCIALS 0.7%

AGFC Capital Trust
7.405% (US0003M + 1.750%) due 01/15/2067 ~(l)	35,500,000	$18,054

American AgCredit Corp.
5.250% due 06/15/2026 •(i)	10,000,000	9,183

Capital Farm Credit ACA
5.000% due 03/15/2026 •(i)(l)	4,300,000	3,922

Compeer Financial ACA
4.875% due 08/15/2026 •(i)(l)	1,900,000	1,805

OCP CLO Ltd.
0.000% due 04/26/2028 (g)	2,600	1,344

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)(l)	35,376,700	39,212

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	1,600,000	18
4.250% due 11/15/2026 ^(d)(i)	1,000,000	13
4.700% due 11/15/2031 ^(d)(i)	1,593,000	23

		73,574

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	97,668	0

Total Preferred Securities (Cost $118,472)		73,574

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.	17,153	419

Uniti Group, Inc.	1,591,211	9,197

VICI Properties, Inc.	711,293	22,676

Total Real Estate Investment Trusts (Cost $18,967)		32,292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (k) 3.1%
			$154,274

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	610,293	645

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	1,796,000	5,174

U.S. TREASURY BILLS 1.6%
5.411% due 01/25/2024 - 03/28/2024 (f)(g)(l)(n)(p)		$77,718	77,255

Total Short-Term Instruments (Cost $237,442)			237,348

Total Investments in Securities (Cost $8,398,525)			7,175,518

		SHARES
INVESTMENTS IN AFFILIATES 17.6%

COMMON STOCKS 5.5%

AFFILIATED INVESTMENTS 5.5%

Amsurg Equity «(j)		3,517,243	180,403

Neiman Marcus Group Ltd. LLC «(j)		602,840	90,348

	SHARES	MARKET VALUE (000S)

Sierra Hamilton Holder LLC «(j)	30,337,712	$3

		270,754

Total Common Stocks (Cost $174,034)		270,754

SHORT-TERM INSTRUMENTS 12.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.1%

PIMCO Short-Term Floating NAV Portfolio III	60,917,635	592,546

Total Short-Term Instruments (Cost $592,411)		592,546

Total Investments in Affiliates (Cost $766,445)		863,300

Total Investments 163.8% (Cost $9,164,970)		$8,038,818

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $27,997)		3,604

Other Assets and Liabilities, net (63.9)%		(3,135,577)

Net Assets 100.0%		$4,906,845

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$146,968	$180,403	3.68%
Axis Energy Services ‘A’	07/01/2021	252	507	0.01
Constellation Oil ‘B’	06/10/2022	27	27	0.00
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Intelsat Emergence SA	06/19/2017 - 07/03/2023	114,056	50,005	1.02
Neiman Marcus Group Ltd. LLC	09/25/2020	19,376	90,348	1.84
Project Anfora Senior 6.738% due 06/30/2024	09/30/2019	35,888	35,200	0.72
Sierra Hamilton Holder LLC	07/31/2017	7,690	3	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	18,177	16,182	0.33
TexGen Power LLC	07/20/2018	14,263	16,091	0.32
West Marine New	09/12/2023	619	452	0.01
Westmoreland Mining Holdings	12/08/2014 - 03/26/2019	6,949	955	0.02
Westmoreland Mining LLC	06/30/2023	1,597	843	0.02

		$365,862	$391,016	7.97%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	5.150%	12/29/2023	01/02/2024		$4,300	U.S. Treasury Notes 0.625% due 05/15/2030	$(4,385)	$4,300	$4,303
JPS	5.360	11/02/2023	TBD	(2)	149,974	U.S. Treasury Bonds 1.375% - 3.875% due 08/15/2040 - 11/15/2040	(176,394)	149,974	151,330

Total Repurchase Agreements							$(180,779)	$154,274	$155,633

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	0.500%	08/15/2022	TBD	(4)		$(703)	$(703)
BNY	6.480	07/17/2023	01/17/2024			(1,945)	(2,004)
	6.533	08/03/2023	02/05/2024			(30,260)	(31,095)
	6.533	08/07/2023	02/07/2024			(26,450)	(27,161)
	6.545	08/30/2023	03/01/2024			(4,444)	(4,545)
	6.573	09/08/2023	03/08/2024			(23,669)	(24,170)
	6.634	10/12/2023	04/12/2024			(72,638)	(73,736)
	6.636	10/10/2023	04/10/2024			(6,614)	(6,717)
BOM	5.900	12/04/2023	03/04/2024			(3,625)	(3,642)
BOS	6.450	12/15/2023	04/15/2024			(18,378)	(18,436)
	6.450	12/21/2023	04/19/2024			(11,075)	(11,098)
	6.500	12/15/2023	04/15/2024			(14,889)	(14,937)
	6.550	12/21/2023	04/19/2024			(3,439)	(3,447)
	6.650	12/15/2023	04/15/2024			(4,374)	(4,388)
	6.700	12/07/2023	04/04/2024			(8,406)	(8,446)
BPS	4.126	08/11/2023	02/12/2024		EUR	(2,900)	(3,254)
	4.343	12/15/2023	03/15/2024			(14,618)	(16,172)
	4.352	12/12/2023	03/12/2024			(11,950)	(13,226)
	4.355	12/01/2023	02/01/2024			(18,749)	(20,777)
	4.380	09/20/2023	TBD	(4)		(2,611)	(2,918)
	4.400	11/14/2023	03/14/2024			(2,780)	(3,087)
	4.432	11/17/2023	02/19/2024			(9,359)	(10,389)
	5.850	12/15/2023	02/13/2024			$(5,946)	(5,964)
	6.030	11/06/2023	03/06/2024		GBP	(6,697)	(8,616)
	6.060	07/14/2023	01/10/2024			$(9,305)	(9,574)
	6.060	10/11/2023	01/10/2024			(66,647)	(67,578)
	6.080	07/21/2023	01/17/2024			(1,950)	(2,004)
	6.090	10/11/2023	01/16/2024			(21,579)	(21,882)
	6.100	09/19/2023	03/18/2024			(17,457)	(17,763)
	6.120	07/31/2023	01/29/2024			(1,084)	(1,112)
	6.120	08/04/2023	01/29/2024			(761)	(780)
	6.150	12/20/2023	04/16/2024			(6,635)	(6,650)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	77

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	6.230%	10/17/2023	01/17/2024			$(7,479)	$(7,578)
	6.500	12/20/2023	05/15/2024			(3,080)	(3,088)
	6.650	12/20/2023	04/16/2024			(143,618)	(143,958)
	6.650	12/20/2023	05/15/2024			(37,297)	(37,385)
	6.690	12/20/2023	04/16/2024			(3,530)	(3,539)
	6.750	12/20/2023	04/16/2024			(11,431)	(11,459)
	6.750	12/20/2023	05/15/2024			(4,062)	(4,072)
	6.910	12/20/2023	04/16/2024			(3,092)	(3,100)
	6.950	12/20/2023	04/16/2024			(7,474)	(7,492)
	6.950	12/20/2023	05/15/2024			(1,599)	(1,603)
BRC	4.080	09/20/2023	TBD	(4)	EUR	(8,945)	(9,990)
	4.250	09/20/2023	TBD	(4)		(3,016)	(3,369)
	4.350	11/06/2023	01/11/2024			(15,012)	(16,685)
	4.440	10/02/2023	02/02/2024			(4,523)	(5,048)
	4.610	12/06/2023	04/08/2024			(16,987)	(18,817)
	5.600	07/28/2023	TBD	(4)		$(893)	(915)
	5.940	12/06/2023	04/08/2024		GBP	(3,771)	(4,828)
	6.103	12/19/2023	06/19/2024			(8,758)	(11,190)
	6.381	12/15/2023	03/15/2024			(10,212)	(13,058)
	6.440	10/13/2023	01/12/2024			$(19,958)	(20,247)
	6.550	12/15/2023	04/15/2024			(14,499)	(14,545)
	6.560	12/22/2023	04/22/2024			(5,228)	(5,238)
	6.590	10/18/2023	01/17/2024			(24,286)	(24,624)
	6.600	12/15/2023	04/15/2024			(6,843)	(6,866)
	6.630	11/27/2023	02/26/2024			(9,959)	(10,025)
	6.640	08/30/2023	02/26/2024			(15,151)	(15,500)
	6.660	12/22/2023	04/22/2024			(1,529)	(1,532)
	6.670	09/15/2023	03/13/2024			(9,637)	(9,832)
	6.680	11/27/2023	02/26/2024			(4,063)	(4,090)
	6.700	12/08/2023	04/08/2024			(14,114)	(14,179)
	6.720	08/10/2023	02/06/2024			(1,266)	(1,300)
	6.720	09/15/2023	03/13/2024			(3,544)	(3,616)
	6.730	08/03/2023	01/31/2024			(8,072)	(8,301)
	6.740	10/18/2023	01/17/2024			(1,950)	(1,978)
	6.760	07/24/2023	01/24/2024			(9,718)	(10,014)
	6.770	09/15/2023	03/13/2024			(14,231)	(14,522)
	6.790	08/24/2023	02/23/2024			(6,780)	(6,947)
	6.790	08/30/2023	02/26/2024			(9,604)	(9,831)
	6.820	10/02/2023	04/01/2024			(5,161)	(5,251)
	6.821	08/14/2023	02/09/2024			(4,656)	(4,780)
	6.840	08/30/2023	02/26/2024			(292)	(299)
BYR	6.100	11/20/2023	05/20/2024			(21,860)	(22,017)
	6.130	10/19/2023	04/16/2024			(22,864)	(23,152)
	6.130	10/23/2023	04/22/2024			(969)	(981)
CDC	5.880	07/28/2023	01/24/2024			(1,695)	(1,738)
	5.930	01/02/2024	04/02/2024			(5,574)	(5,574)
	5.990	10/02/2023	01/02/2024			(639)	(649)
	5.990	10/03/2023	01/02/2024			(4,843)	(4,916)
	6.100	11/07/2023	03/06/2024			(10,756)	(10,857)
	6.100	12/07/2023	04/05/2024			(16,963)	(17,037)
	6.100	12/29/2023	04/29/2024			(18,058)	(18,070)
	6.130	07/28/2023	01/24/2024			(7,952)	(8,166)
	6.150	12/06/2023	04/04/2024			(364)	(366)
	6.220	10/16/2023	01/16/2024			(3,090)	(3,132)
	6.250	12/06/2023	04/04/2024			(13,216)	(13,278)
	6.350	12/06/2023	04/04/2024			(18,518)	(18,606)
	6.640	08/15/2023	02/09/2024			(7,610)	(7,807)
	6.650	08/16/2023	02/09/2024			(3,843)	(3,942)
CIB	6.020	08/16/2023	02/16/2024			(491)	(503)
DBL	4.530	09/07/2023	TBD	(4)	EUR	(12,578)	(14,083)
	6.060	12/05/2023	02/02/2024			$(2,617)	(2,629)
	6.068	12/18/2023	02/16/2024			(11,189)	(11,217)
	6.110	12/05/2023	02/02/2024			(3,461)	(3,478)
	6.168	12/18/2023	02/16/2024			(6,129)	(6,145)
	6.218	12/18/2023	02/16/2024			(2,835)	(2,842)
	6.310	12/05/2023	02/02/2024			(14,312)	(14,382)
	6.460	12/05/2023	02/02/2024			(7,589)	(7,627)
	6.468	12/18/2023	02/16/2024			(1,501)	(1,505)
	6.472	12/08/2023	02/02/2024			(2,142)	(2,152)
	6.510	12/05/2023	02/02/2024			(21,115)	(21,222)

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	6.718%	12/18/2023	02/16/2024			$(23,829)	$(23,896)
	6.793	12/18/2023	02/16/2024			(1,780)	(1,785)
	6.893	12/18/2023	02/16/2024			(11,410)	(11,442)
	6.918	12/18/2023	02/16/2024			(45,684)	(45,816)
	6.922	12/08/2023	02/02/2024			(43,849)	(44,060)
	6.968	12/18/2023	02/16/2024			(4,696)	(4,709)
	6.972	12/08/2023	02/02/2024			(12,226)	(12,285)
	6.993	12/18/2023	02/16/2024			(14,742)	(14,785)
	7.072	12/08/2023	02/02/2024			(37,659)	(37,844)
	7.093	12/18/2023	02/16/2024			(8,742)	(8,768)
	7.122	12/08/2023	02/02/2024			(20,623)	(20,725)
	7.193	12/18/2023	02/16/2024			(3,583)	(3,594)
GLM	6.226	12/28/2023	09/27/2024			(116,362)	(116,463)
	6.276	12/28/2023	09/27/2024			(8,579)	(8,586)
	6.326	12/28/2023	09/27/2024			(4,107)	(4,110)
	6.476	12/28/2023	09/27/2024			(2,552)	(2,555)
	6.670	10/26/2023	07/29/2024			(6,407)	(6,486)
	6.700	10/26/2023	07/29/2024			(55,129)	(55,826)
	6.720	10/26/2023	07/29/2024			(18,798)	(19,036)
	6.740	10/26/2023	07/29/2024			(8,075)	(8,178)
	6.780	10/26/2023	07/29/2024			(2,485)	(2,517)
	6.900	07/21/2023	04/16/2024			(4,581)	(4,721)
IND	4.300	12/19/2023	03/19/2024		EUR	(2,280)	(2,521)
	5.880	11/06/2023	05/06/2024			$(2,808)	(2,834)
	5.950	01/02/2024	04/04/2024			(7,775)	(7,775)
	5.960	11/08/2023	04/08/2024			(720)	(726)
	6.000	08/01/2023	01/02/2024			(7,417)	(7,607)
	6.020	12/04/2023	02/29/2024			(44,236)	(44,450)
JML	2.250	11/14/2023	TBD	(4)	EUR	(268)	(297)
	3.700	09/22/2023	TBD	(4)		$(927)	(937)
	5.750	12/15/2023	02/02/2024			(37,928)	(38,037)
	6.232	12/04/2023	03/04/2024		GBP	(11,437)	(14,650)
JPS	6.260	07/03/2023	01/02/2024			$(2,878)	(2,969)
	6.280	01/02/2024	04/03/2024			(1,859)	(1,859)
	6.310	07/03/2023	01/02/2024			(6,264)	(6,465)
	6.330	01/02/2024	04/03/2024			(3,990)	(3,990)
	6.355	12/26/2023	03/25/2024			(1,422)	(1,424)
	6.380	01/02/2024	04/03/2024			(1,094)	(1,094)
	6.405	12/26/2023	03/25/2024			(1,438)	(1,439)
	6.430	07/03/2023	01/02/2024			(1,169)	(1,207)
	6.446	07/18/2023	01/16/2024			(9,488)	(9,773)
	6.455	12/26/2023	03/25/2024			(1,651)	(1,653)
	6.460	07/03/2023	01/02/2024			(5,193)	(5,363)
	6.480	07/03/2023	01/02/2024			(14,296)	(14,767)
	6.480	01/02/2024	04/03/2024			(20,819)	(20,819)
	6.496	07/18/2023	01/16/2024			(5,179)	(5,336)
	6.505	12/26/2023	03/25/2024			(1,601)	(1,603)
	6.596	07/18/2023	01/16/2024			(2,151)	(2,217)
	6.600	07/12/2023	01/08/2024			(3,529)	(3,642)
	6.646	07/18/2023	01/16/2024			(4,677)	(4,823)
	6.650	07/12/2023	01/08/2024			(1,590)	(1,641)
	6.660	07/03/2023	01/02/2024			(1,110)	(1,148)
	6.696	07/18/2023	01/16/2024			(1,052)	(1,085)
	6.705	12/26/2023	03/25/2024			(1,154)	(1,156)
	6.710	07/03/2023	01/02/2024			(2,307)	(2,386)
	6.730	01/02/2024	04/03/2024			(2,317)	(2,317)
	6.746	07/18/2023	01/16/2024			(2,406)	(2,482)
	6.755	12/26/2023	03/25/2024			(4,933)	(4,939)
	6.880	01/02/2024	04/03/2024			(378)	(378)
MBC	5.880	12/22/2023	03/22/2024		GBP	(10,423)	(13,310)
	5.920	12/22/2023	03/22/2024			(6,580)	(8,402)
MEI	5.760	12/22/2023	03/22/2024			(1,436)	(1,834)
	5.910	12/15/2023	02/15/2024			(2,999)	(3,834)
	5.970	10/10/2023	01/08/2024			$(2,947)	(2,988)
	6.070	11/17/2023	02/15/2024			(10,506)	(10,587)
	6.120	11/17/2023	02/15/2024			(1,933)	(1,948)
MSB	5.920	11/28/2023	03/28/2024		GBP	(1,461)	(1,873)
	5.920	11/28/2023	05/28/2024			(17,010)	(21,805)
	5.931	11/06/2023	03/06/2024			(4,738)	(6,094)
	5.961	11/06/2023	03/06/2024			(5,824)	(7,492)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	79

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	5.991%	11/06/2023	03/06/2024		GBP	(6,530)	$(8,400)
	6.010	11/28/2023	05/28/2024			(9,598)	(12,305)
	6.300	12/05/2023	06/03/2024			$(7,998)	(8,037)
	6.500	11/27/2023	05/22/2024			(4,700)	(4,730)
	6.550	10/03/2023	01/03/2024			(1,866)	(1,897)
	6.600	12/18/2023	06/17/2024			(15,087)	(15,128)
	6.650	11/15/2023	05/13/2024			(5,817)	(5,868)
	6.650	12/05/2023	06/04/2024			(41,172)	(41,382)
	6.650	12/18/2023	06/17/2024			(2,812)	(2,820)
	6.700	12/05/2023	06/03/2024			(15,286)	(15,364)
	6.700	12/11/2023	06/11/2024			(14,923)	(14,984)
	6.700	12/18/2023	06/17/2024			(25,157)	(25,226)
	6.750	12/05/2023	06/03/2024			(32,277)	(32,445)
MYI	4.316	12/05/2023	03/05/2024		EUR	(11,779)	(13,047)
MZF	6.550	12/13/2023	06/20/2024			$(52,604)	(52,796)
	6.700	12/13/2023	06/20/2024			(445)	(446)
NOM	5.750	12/14/2023	TBD	(4)		(2,790)	(2,798)
RBC	6.460	12/15/2023	01/16/2024			(2,434)	(2,442)
	6.470	12/18/2023	04/18/2024			(3,038)	(3,046)
	6.610	12/15/2023	01/16/2024			(9,645)	(9,677)
	6.780	12/22/2023	06/24/2024			(1,230)	(1,233)
	6.830	12/22/2023	06/24/2024			(775)	(777)
	6.850	11/08/2023	05/08/2024			(2,264)	(2,287)
	6.850	12/22/2023	06/24/2024			(3,335)	(3,342)
	7.200	12/18/2023	04/18/2024			(69,176)	(69,381)
RCE	4.000	05/10/2023	TBD	(4)	EUR	(5,307)	(6,002)
	4.050	11/27/2023	05/09/2025			(15,891)	(17,594)
	4.200	05/10/2023	TBD	(4)		(21,040)	(23,793)
	4.950	11/03/2023	02/29/2024			(2,772)	(3,085)
	5.770	12/14/2023	03/18/2024		GBP	(837)	(1,070)
RCY	5.860	12/18/2023	01/17/2024			$(1,597)	(1,601)
	5.900	12/06/2023	03/05/2024			(5,544)	(5,568)
	6.020	08/17/2023	02/16/2024			(9,170)	(9,382)
	6.020	08/21/2023	02/16/2024			(3,936)	(4,025)
RTA	6.000	12/19/2023	03/19/2024			(22,343)	(22,395)
	6.130	12/04/2023	04/04/2024			(26,665)	(26,795)
	6.540	12/01/2023	04/01/2024			(7,854)	(7,899)
	6.550	01/02/2024	05/02/2024			(7,844)	(7,844)
	6.580	11/03/2023	05/03/2024			(30,529)	(30,860)
	6.590	12/01/2023	04/01/2024			(9,698)	(9,754)
	6.600	12/22/2023	06/21/2024			(16,389)	(16,422)
	6.600	01/02/2024	05/02/2024			(9,684)	(9,684)
	6.610	12/11/2023	04/11/2024			(12,259)	(12,308)
	6.620	01/02/2024	05/02/2024			(2,320)	(2,320)
	6.630	11/03/2023	05/03/2024			(8,259)	(8,349)
	6.630	12/01/2023	04/01/2024			(6,487)	(6,525)
	6.640	10/02/2023	01/02/2024			(5,746)	(5,843)
	6.640	01/02/2024	05/02/2024			(4,216)	(4,216)
	6.650	11/03/2023	05/03/2024			(24,611)	(24,878)
	6.650	01/02/2024	04/02/2024			(6,043)	(6,043)
	6.720	11/03/2023	05/03/2024			(7,364)	(7,443)
	6.740	11/03/2023	05/03/2024			(5,020)	(5,074)
	6.740	12/11/2023	04/11/2024			(5,423)	(5,445)
	6.740	12/19/2023	02/02/2024			(4,417)	(4,427)
	6.750	01/02/2024	02/16/2024			(4,534)	(4,534)
	6.820	12/11/2023	04/11/2024			(953)	(957)
	6.850	11/10/2023	05/10/2024			(2,365)	(2,388)
	6.870	11/10/2023	03/11/2024			(776)	(783)
SBI	5.780	08/18/2023	02/20/2024			(2,979)	(3,045)
	6.662	10/23/2023	04/22/2024			(35,723)	(36,192)
	6.712	10/23/2023	04/22/2024			(17,427)	(17,658)
	6.762	10/23/2023	04/22/2024			(8,591)	(8,705)
SCX	4.200	11/07/2023	01/08/2024		EUR	(19,107)	(21,229)
SOG	4.500	11/22/2023	01/22/2024			(1,850)	(2,052)
	5.600	12/05/2023	TBD	(4)		$(23,875)	(23,979)
	5.990	10/12/2023	01/22/2024			(692)	(702)
	6.070	08/17/2023	02/20/2024			(2,172)	(2,222)
	6.070	08/22/2023	02/22/2024			(11,558)	(11,817)
	6.070	10/17/2023	02/22/2024			(606)	(614)
	6.070	10/19/2023	02/22/2024			(1,051)	(1,064)

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
	6.070%	12/28/2023	02/22/2024			$(3,041)	$(3,043)
	6.090	07/31/2023	01/31/2024			(1,662)	(1,706)
	6.100	10/12/2023	04/12/2024			(16,869)	(17,103)
	6.120	07/24/2023	01/24/2024			(836)	(859)
	6.120	07/27/2023	01/29/2024			(1,375)	(1,412)
	6.120	07/28/2023	01/29/2024			(8,684)	(8,914)
	6.120	10/10/2023	04/10/2024			(44,437)	(45,063)
	6.120	12/01/2023	04/10/2024			(3,311)	(3,328)
	6.650	10/02/2023	03/28/2024			(3,185)	(3,239)
	6.650	10/06/2023	04/05/2024			(3,980)	(4,044)
	6.650	12/29/2023	06/28/2024			(29,899)	(29,921)
	6.700	08/10/2023	02/09/2024			(10,836)	(11,127)
	6.700	11/07/2023	05/07/2024			(26,734)	(27,009)
	6.700	11/29/2023	05/28/2024			(4,119)	(4,145)
	6.750	08/10/2023	02/09/2024			(11,057)	(11,353)
	6.750	12/01/2023	05/31/2024			(5,434)	(5,466)
UBS	4.100	11/27/2023	06/06/2025		EUR	(1,960)	(2,171)
	4.230	07/05/2023	TBD	(4)		(7,274)	(8,192)
	4.261	12/06/2023	02/06/2024			(7,508)	(8,315)
	4.473	12/21/2023	03/22/2024			(17,149)	(18,960)
	4.506	11/27/2023	02/27/2024			(305)	(338)
	4.600	06/21/2023	TBD	(4)		(23,445)	(26,491)
	4.658	12/06/2023	03/06/2024			(4,677)	(5,181)
	5.750	12/01/2023	01/02/2024			$(6,595)	(6,629)
	5.845	12/21/2023	03/22/2024		GBP	(2,137)	(2,730)
	5.920	10/03/2023	01/02/2024			$(11,232)	(11,400)
	5.950	10/03/2023	01/02/2024			(133)	(135)
	6.100	07/10/2023	01/05/2024			(16,649)	(17,145)
	6.100	08/09/2023	01/05/2024			(7,021)	(7,194)
	6.100	10/19/2023	04/16/2024			(1,204)	(1,220)
	6.150	07/28/2023	01/26/2024			(487)	(500)
	6.250	07/03/2023	01/05/2024			(11,529)	(11,895)
	6.250	08/31/2023	02/27/2024			(2,656)	(2,713)
	6.250	10/06/2023	01/05/2024			(11,923)	(12,105)
	6.570	08/04/2023	02/06/2024			(3,286)	(3,377)
	6.610	06/06/2023	03/06/2024			(13,838)	(14,371)
	6.640	10/17/2023	01/16/2024			(19,115)	(19,386)
	6.670	06/30/2023	01/04/2024			(6,530)	(6,755)
	6.670	07/03/2023	01/05/2024			(9,685)	(10,013)
	6.670	08/01/2023	05/01/2024			(15,552)	(15,996)
	6.700	07/28/2023	04/26/2024			(39,699)	(40,866)
	6.700	10/06/2023	01/04/2024			(26,551)	(26,986)
	6.750	07/27/2023	04/26/2024			(14,090)	(14,510)
	6.770	08/04/2023	02/06/2024			(1,103)	(1,134)
	6.900	09/26/2023	03/25/2024			(4,852)	(4,943)
WFS	6.040	12/04/2023	01/04/2024			(46,484)	(46,710)

Total Reverse Repurchase Agreements							$(3,271,734)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(703)	$0	$(703)	$0	$(703)
BNY	0	(169,428)	0	(169,428)	220,806	51,378
BOM	0	(3,642)	0	(3,642)	4,554	912
BOS	0	(60,752)	0	(60,752)	75,506	14,754
BPS	0	(435,020)	0	(435,020)	542,690	107,670
BRC	0	(277,417)	0	(277,417)	372,450	95,033
BYR	0	(46,150)	0	(46,150)	56,260	10,110
CDC	0	(114,138)	0	(114,138)	131,256	17,118
CIB	0	(503)	0	(503)	633	130
DBL	0	(316,991)	0	(316,991)	460,394	143,403
DEU	4,303	0	0	4,303	(4,385)	(82)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	81

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
GLM	$0	$(228,478)	$0	$(228,478)	$282,034	$53,556
IND	0	(65,913)	0	(65,913)	67,228	1,315
JML	0	(53,921)	0	(53,921)	65,662	11,741
JPS	151,330	(107,975)	0	43,355	(58,092)	(14,737)
MBC	0	(21,712)	0	(21,712)	27,257	5,545
MEI	0	(21,191)	0	(21,191)	25,947	4,756
MSB	0	(225,850)	0	(225,850)	303,880	78,030
MYI	0	(13,047)	0	(13,047)	16,234	3,187
MZF	0	(53,242)	0	(53,242)	71,353	18,111
NOM	0	(2,798)	0	(2,798)	3,502	704
RBC	0	(92,185)	0	(92,185)	155,761	63,576
RCE	0	(51,544)	0	(51,544)	53,217	1,673
RCY	0	(20,576)	0	(20,576)	24,436	3,860
RDR	0	0	0	0	(20)	(20)
RTA	0	(233,186)	0	(233,186)	255,968	22,782
SBI	0	(65,600)	0	(65,600)	89,360	23,760
SCX	0	(21,229)	0	(21,229)	23,788	2,559
SOG	0	(220,182)	0	(220,182)	277,409	57,227
UBS	0	(301,651)	0	(301,651)	376,859	75,208
WFS	0	(46,710)	0	(46,710)	53,711	7,001

Total Borrowings and Other Financing Transactions	$155,633	$(3,271,734)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(242,313)	$(167,623)	$(294,622)	$(704,558)
Convertible Bonds & Notes	0	(5,843)	(17,763)	0	(23,606)
U.S. Government Agencies	0	(1,601)	(46,640)	(7,825)	(56,066)
Non-Agency Mortgage-Backed Securities	0	(198,001)	(375,872)	(862,783)	(1,436,656)
Asset-Backed Securities	0	(53,169)	(327,813)	(527,115)	(908,097)
Sovereign Issues	0	(8,280)	(38,037)	(3,714)	(50,031)
Preferred Securities	0	(4,837)	0	(9,436)	(14,273)

Total Borrowings	$0	$(514,044)	$(973,748)	$(1,705,495)	$(3,193,287)

Payable for reverse repurchase agreements (6)					$(3,193,287)

(l)	Securities with an aggregate market value of $4,153,609 and cash of $43,691 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(3,303,973) at a weighted average interest rate of 6.152%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(78,447) is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	179	$	(42,353)	$1,198	$0	$(2)
3-Month SOFR Active Contract December Futures	03/2025	93		(22,383)	346	0	(8)
3-Month SOFR Active Contract December Futures	03/2026	102		(24,718)	232	0	(9)
3-Month SOFR Active Contract June Futures	09/2024	117		(27,929)	616	0	(6)
3-Month SOFR Active Contract June Futures	09/2025	94		(22,746)	245	0	(9)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract March Futures	06/2024	155	$	(36,818)	$946	$0	$(4)
3-Month SOFR Active Contract March Futures	06/2025	85		(20,523)	262	0	(9)
3-Month SOFR Active Contract March Futures	06/2026	95		(23,021)	212	0	(7)
3-Month SOFR Active Contract September Futures	12/2024	108		(25,894)	481	0	(8)
3-Month SOFR Active Contract September Futures	12/2025	76		(18,411)	178	0	(8)

Total Futures Contracts					$4,716	$0	$(70)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	1.875%	EUR	600	$39	$11	$50	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	2.236		12,613	637	461	1,098	14	0

							$676	$472	$1,148	$14	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	155,500	$15,281	$111	$15,392	$0	$(492)
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/16/2030		27,000	335	5,787	6,122	158	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		28,300	(2,278)	19,937	17,659	552	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/20/2024	$	152,800	(42)	141	99	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		189,000	(13)	4,425	4,412	49	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		94,800	10	2,141	2,151	0	(12)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		15,100	7	489	496	0	(6)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/16/2026		204,800	(591)	3,931	3,340	61	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		11,200	21	(905)	(884)	0	(3)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2026		853,000	(3,163)	22,685	19,522	216	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		13,450	(2)	1,075	1,073	4	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	02/15/2027		58,000	(137)	1,573	1,436	13	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/21/2027		221,100	(425)	6,872	6,447	62	0
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	12/05/2027		864,600	(534)	2,102	1,568	338	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2027		96,300	(131)	3,523	3,392	48	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028		660	(31)	(60)	(91)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		8,200	(269)	(274)	(543)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		170,600	1,577	41	1,618	63	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		123,500	(2,337)	(42)	(2,379)	0	(45)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2029		248,300	224	13,794	14,018	55	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		98,500	(2,199)	15,701	13,502	56	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		16,600	(225)	2,539	2,314	10	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		88,000	10,651	(733)	9,918	75	0
Receive	1-Day USD-SOFR Compounded-OIS	3.850	Annual	12/21/2038		108,200	418	(4,940)	(4,522)	210	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	03/20/2043		1,300	(4)	178	174	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	12/16/2045		3,800	(44)	613	569	11	0
Receive	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	06/20/2048		3,100	256	343	599	10	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		20,500	(367)	5,178	4,811	72	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		68,000	16,788	3,904	20,692	257	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		45,800	11,031	2,108	13,139	174	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052		92,160	786	(3,943)	(3,157)	443	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	7,800	0	(32)	(32)	0	(1)
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		5,200	0	(21)	(21)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		6,400	0	(20)	(20)	0	(1)
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		17,400	0	(1)	(1)	0	(2)
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		28,900	0	10	10	0	(2)
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		14,600	0	9	9	0	(1)
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		14,300	0	9	9	0	(1)
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		29,100	0	21	21	0	(2)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		9,400	0	19	19	0	(1)
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		4,700	0	10	10	0	(1)
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		4,700	0	11	11	0	(1)
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		2,400	0	12	12	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		10,500	0	56	56	0	(1)
Receive	1-Year BRL-CDI	11.823	Maturity	01/04/2027		599,100	0	(3,812)	(3,812)	77	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		25,100	0	159	159	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	83

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	12.047%	Maturity	01/04/2027	BRL	437,000	$0	$3,191	$3,191	$0	$(57)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	3,249	3,622	105	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	182	181	7	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	1,027	1,166	47	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		500	(16)	218	202	10	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		34,600	2,992	11,935	14,927	706	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		143,700	1,990	7,224	9,214	725	0
Receive (5)	6-Month EUR-EURIBOR	2.750	Annual	03/20/2054		13,500	131	(1,535)	(1,404)	381	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	63,800	0	33	33	1	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		32,100	0	17	17	1	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		11,300	0	6	6	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		7,600	0	8	8	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		4,700	0	2	2	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		2,300	9	(1)	8	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		9,500	39	(8)	31	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		2,400	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		5,600	0	(5)	(5)	0	0

							$50,249	$130,265	$180,514	$5,002	$(632)

Total Swap Agreements							$50,925	$130,737	$181,662	$5,016	$(632)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,016	$5,016	$0	$(70)	$(632)	$(702)

(n)
Securities with an aggregate market value of $1,724 and cash of $74,860 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	03/2024	CNH	6,800		$943	$0	$(16)

BOA	01/2024	GBP	5,459		6,934	0	(25)
	02/2024		$4	CNY	31	0	0
	03/2024	CNH	9,570		$1,321	0	(29)
	03/2024		$4	INR	325	0	0

BPS	01/2024	EUR	586,411		$645,466	0	(2,052)
	01/2024	GBP	20,813		26,400	0	(130)
	01/2024	HUF	260,958		744	0	(8)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2024		$17,009	EUR	15,371	$14	$(50)
	01/2024		4	HUF	1,454	0	0
	02/2024		6	CNY	42	0	0
	03/2024	CNH	6,623		$920	0	(15)
	03/2024		$1,745	IDR	26,896,026	0	0
	03/2024		4	INR	332	0	0

BRC	01/2024		5,507	EUR	5,076	97	0
	01/2024		1,477	PLN	6,459	164	0
	03/2024	TRY	119		$4	0	0
	03/2024		$20,948	TRY	656,175	0	(212)
	04/2024		75,579		2,442,599	0	(1,134)

CBK	01/2024	CHF	89		$103	0	(4)
	01/2024	EUR	6,359		7,014	0	(8)
	01/2024	GBP	2,534		3,209	0	(21)
	01/2024	HUF	35,638		102	0	(1)
	01/2024		$1,385	EUR	1,251	0	(3)
	02/2024	BRL	2,261		$441	0	(24)
	02/2024		$964	TRY	29,195	0	(6)

DUB	03/2024	CNH	4,555		$632	0	(11)

GLM	01/2024	CAD	18,549		13,650	0	(351)
	01/2024		$911	MXN	15,976	26	0
	03/2024	CNH	2,962		$410	0	(7)
	03/2024		$2,372	IDR	36,428,191	0	(9)

JPM	01/2024	HUF	1,127,566		$3,213	0	(37)
	03/2024		$36	IDR	552,176	0	0
	03/2024		4	INR	338	0	0

MBC	01/2024	AUD	444		$294	0	(8)
	01/2024	EUR	12,664		13,781	0	(203)
	01/2024	HUF	502,597		1,406	0	(41)
	01/2024		$1,471	GBP	1,156	2	0
	03/2024		44	IDR	672,545	0	0

MYI	01/2024	HUF	53,446		$152	0	(2)
	02/2024		$5	CNY	32	0	0
	03/2024	CNH	6,489		$900	0	(16)
	03/2024	IDR	201,887,781		13,117	16	0
	03/2024		$7,792	IDR	119,850,236	0	(15)

SCX	03/2024	CNH	6,370		$880	0	(19)
	03/2024		$1,536	IDR	23,537,394	0	(9)
	03/2024		9	INR	736	0	0

TOR	03/2024	CNH	3,081		$427	0	(8)

UAG	01/2024	GBP	113,081		143,106	0	(1,037)
	03/2024	CZK	12,190		548	4	0

Total Forward Foreign Currency Contracts						$323	$(5,511)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	5.188%	$3,000	$(580)	$79	$0	$(501)
DUB	Eskom «	4.650	Quarterly	06/30/2029	0.075	22,100	0	1,922	1,922	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	3,700	(722)	105	0	(617)

							$(1,302)	$2,106	$1,922	$(1,118)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
FBF	ABX.HE.AA.6-2 Index «	0.170%	Monthly	05/25/2046	$ 22,375	$(19,916)	$16,325	$0	$(3,591)
GST	ABX.HE.AA.6-1 Index «	0.320	Monthly	07/25/2045	4,540	(903)	562	0	(341)
	ABX.HE.PENAAA.7-1 Index «	0.090	Monthly	08/25/2037	1,591	(831)	705	0	(126)

						$(21,650)	$17,592	$0	$(4,058)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	85

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	$225	$0	$62	$62	$0
	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	240	0	154	154	0
	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-LIBOR	Quarterly	01/24/2024	299	0	1,052	1,052	0
	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	2,362	0	2,079	2,079	0
	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	01/29/2024	5,582	0	894	894	0
	Pay	Wm Morrison	1-Month USD-LIBOR	Quarterly	02/15/2024	4,200	0	5,861	5,861	0

							$0	$10,102	$10,102	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive (5)	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY	59,900	$24	$(2,394)	$0	$(2,370)

Total Swap Agreements									$(22,928)	$27,406	$12,024	$(7,546)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$0	$0	$0	$0	$(16)	$0	$0	$(16)	$(16)	$0	$(16)
BOA	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)
BPS	14	0	10,102	10,116	(2,255)	0	(501)	(2,756)	7,360	(3,570)	3,790
BRC	261	0	0	261	(1,346)	0	0	(1,346)	(1,085)	1,005	(80)
CBK	0	0	0	0	(67)	0	0	(67)	(67)	0	(67)
DUB	0	0	1,922	1,922	(11)	0	0	(11)	1,911	(1,830)	81
FBF	0	0	0	0	0	0	(3,591)	(3,591)	(3,591)	2,957	(634)
GLM	26	0	0	26	(367)	0	0	(367)	(341)	261	(80)
GST	0	0	0	0	0	0	(467)	(467)	(467)	533	66
JPM	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
MBC	2	0	0	2	(252)	0	0	(252)	(250)	330	80
MYC	0	0	0	0	0	0	(2,987)	(2,987)	(2,987)	1,211	(1,776)
MYI	16	0	0	16	(33)	0	0	(33)	(17)	0	(17)
SCX	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
TOR	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
UAG	4	0	0	4	(1,037)	0	0	(1,037)	(1,033)	1,571	538

Total Over the Counter	$323	$0	$12,024	$12,347	$(5,511)	$0	$(7,546)	$(13,057)

(p)
Securities with an aggregate market value of $7,868 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$14	$0	$0	$5,002	$5,016

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$323	$0	$323
Swap Agreements	0	12,024	0	0	0	12,024

	$0	$12,024	$0	$323	$0	$12,347

	$0	$12,038	$0	$323	$5,002	$17,363

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	0	0	0	632	632

	$0	$0	$0	$0	$702	$702

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,511	$0	$5,511
Swap Agreements	0	5,176	2,370	0	0	7,546

	$0	$5,176	$2,370	$5,511	$0	$13,057

	$0	$5,176	$2,370	$5,511	$702	$13,759

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$365	$0	$0	$(160,247)	$(159,882)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,717)	$0	$(9,717)
Swap Agreements	0	8,021	0	0	(2,545)	5,476

	$0	$8,021	$0	$(9,717)	$(2,545)	$(4,241)

	$0	$8,386	$0	$(9,717)	$(162,792)	$(164,123)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(713)	$(713)
Swap Agreements	0	1,194	0	0	187,425	188,619

	$0	$1,194	$0	$0	$186,712	$187,906

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,572	$0	$11,572
Swap Agreements	0	2,691	(1,967)	0	10,102	10,826

	$0	$2,691	$(1,967)	$11,572	$10,102	$22,398

	$0	$3,885	$(1,967)	$11,572	$196,814	$210,304

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	87

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$959,656	$469,961	$1,429,617
Corporate Bonds & Notes
Banking & Finance	0	374,718	67,024	441,742
Industrials	0	900,481	26,214	926,695
Utilities	0	56,243	0	56,243
Convertible Bonds & Notes
Banking & Finance	0	8,420	0	8,420
Industrials	0	22,377	0	22,377
Municipal Bonds & Notes
Michigan	0	2,949	0	2,949
Puerto Rico	0	70,835	0	70,835
West Virginia	0	31,501	0	31,501
U.S. Government Agencies	0	73,668	0	73,668
Non-Agency Mortgage-Backed Securities	0	2,172,663	8,010	2,180,673
Asset-Backed Securities	0	1,115,829	158,244	1,274,073
Sovereign Issues	0	91,235	0	91,235
Common Stocks
Communication Services	15,536	0	0	15,536
Consumer Discretionary	3	0	0	3
Energy	0	0	534	534
Financials	20,643	383	50,172	71,198
Industrials	53	0	24,543	24,596
Real Estate	443	0	0	443
Utilities	0	0	109,931	109,931
Warrants
Financials	0	0	35	35
Preferred Securities
Financials	0	73,574	0	73,574
Real Estate Investment Trusts
Real Estate	32,292	0	0	32,292
Short-Term Instruments
Repurchase Agreements	0	154,274	0	154,274
Short-Term Notes	0	645	0	645

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Hungary Treasury Bills	$0	$5,174	$0	$5,174
U.S. Treasury Bills	0	77,255	0	77,255

	$68,970	$6,191,880	$914,668	$7,175,518

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	270,754	270,754
Short-Term Instruments
Central Funds Used for Cash Management Purposes	592,546	0	0	592,546

	$592,546	$0	$270,754	$863,300

Total Investments	$661,516	$6,191,880	$1,185,422	$8,038,818

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,016	0	5,016
Over the counter	0	10,426	1,921	12,347

	$0	$15,442	$1,921	$17,363

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(702)	0	(702)
Over the counter	0	(6,629)	(6,428)	(13,057)

	$0	$(7,331)	$(6,428)	$(13,759)

Total Financial Derivative Instruments	$0	$8,111	$(4,507)	$3,604

Totals	$661,516	$6,199,991	$1,180,915	$8,042,422

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$668,961	$154,812	$(225,875)	$8,563	$(40,981)	$40,851	$52,448	$(188,818)	$469,961	$9,922
Corporate Bonds & Notes
Banking & Finance	0	432	0	0	0	10	66,582	0	67,024	9
Industrials	1,919	26,218	(1,922)	1	0	(2)	0	0	26,214	(3)
Utilities (3)	2,435	0	0	18	0	70	0	(2,523)	0	0
Non-Agency Mortgage-Backed Securities	14,819	18	(5,584)	70	83	(20)	519	(1,895)	8,010	(45)
Asset-Backed Securities	180,530	0	(4,496)	132	(1,956)	(15,871)	0	(95)	158,244	(15,419)
Common Stocks
Energy	541	0	0	0	0	(7)	0	0	534	(7)
Financials	40,447	0	0	0	0	9,725	0	0	50,172	9,724
Industrials	25,666	1,088	0	0	0	(2,211)	0	0	24,543	(302)
Utilities	12,603	25,727	0	0	0	71,601	0	0	109,931	71,600
Rights
Industrials	895	0	(1,736)	0	1,736	(895)	0	0	0	0
Warrants
Financials	1,348	0	(1,747)	0	1,747	(1,313)	0	0	35	14
Industrials	0	0	0	0	0	0	0	0	0	0
Information Technology	48,317	0	(25,109)	0	0	(23,208)	0	0	0	0

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Preferred Securities
Industrials	$23,548	$0	$0	$0	$0	$(23,548)	$0	$0	$0	$(23,548)
Short-Term Instruments
Short-Term Notes	441	0	(432)	0	13	(22)	0	0	0	0

	$1,022,470	$208,295	$(266,901)	$8,784	$(39,358)	$55,160	$119,549	$(193,331)	$914,668	$51,945

Investments in Affiliates
Common Stocks
Affiliated Investments	$91,594	$146,968	$0	$0	$0	$32,192	$0	$0	$270,754	$32,192

Financial Derivative Instruments - Assets
Over the counter	$952	$0	$0	$0	$0	$969	$0	$0	$1,921	$975

Financial Derivative Instruments - Liabilities
Over the counter	$(6,859)	$726	$(5,448)	$0	$106	$5,047	$0	$0	$(6,428)	$118

Totals	$1,108,157	$355,989	$(272,349)	$8,784	$(39,252)	$93,368	$119,549	$(193,331)	$1,180,915	$85,230

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$123,318	Comparable Companies	EBITDA Multiple	X	14.500		—
	293,449	Discounted Cash Flow	Discount Rate		6.020-26.490		11.696
	746	Indicative Market Quotation	Broker Quote		96.500		—
	52,448	Third Party Vendor	Broker Quote		94.000-100.000		97.738
Corporate Bonds & Notes
Banking & Finance	66,582	Expected Recovery	Recovery Rate		54.375		—
	442	Recent Transaction	Purchase Price		100.000		—
Industrials	1,613	Discounted Cash Flow	Discount Rate		6.020		—
	24,601	Recent Transaction	Purchase Price		99.000		—
Non-Agency Mortgage-Backed Securities	8,010	Fair Valuation Of Odd Lot Positions	Adjustment Factor		2.500		—
Asset-Backed Securities	156,223	Discounted Cash Flow	Discount Rate		10.250-20.000		14.427
	16	Discounted Cash Flow	Discount Rate		12.000		—
	2,005	Fair Valuation Of Odd Lot Positions	Adjustment Factor		2.500		—
Common Stocks
Energy	534	Comparable Companies	EBITDA Multiple	X	4.000-4.300		4.015
Financials	50,005	Comparable Companies	EBITDA Multiple	X	4.000		—
	167	Option Pricing Model	Volatility		60.720		—
Industrials	16,181	Discounted Cash Flow	Discount Rate		17.280		—
	8,362	Indicative Market Quotation	Broker Quote		$3.500-24.833		20.301
Utilities	93,388	Comparable Companies	EBITDA Multiple	X	5.860		—
	452	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue Multiple	%/X	17.250/0.550		—
	16,091	Indicative Market Quotation	Broker Quote		$35.750		—
Warrants
Financials	35	Option Pricing Model	Volatility		40.000		—

Investments in Affiliates
Common Stock
Affiliated Investments	90,348	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.550/6.500/10.000		—
	180,403	Comparable Companies	EBITDA Multiple	X	14.500		—
	3	Expected Recovery	Price		$0.000	(4)	—

Financial Derivative Instruments - Assets
Over the counter	1,921	Indicative Market Quotation	Broker Quote		7.505		—

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	89

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average

Financial Derivative Instruments - Liabilities
Over the counter	$(6,428)	Indicative Market Quotation	Broker Quote	(28.061)-92.500	55.776

Total	$1,180,915

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Banking & Finance to Utilities since prior fiscal year end.
(4)	Input Value is 0.0001.

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 27.4%

Amsurg
13.258% due 09/15/2028 «		$29,374	$29,374

Carnival Corp.
7.593% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	275	304

Comexposium
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		21,515	20,592

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		$23,711	17,961

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	5,200	5,273
10.883% due 03/29/2030		$7,940	7,328

Espai Barca Fondo De Titulizacion
6.500% - 11.500% due 05/31/2028 «	EUR	7,628	8,779

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		$10,834	10,843
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	9,962	7,524

Gibson Brands, Inc.
10.664% due 08/11/2028		$1,583	1,419

iHeartCommunications, Inc.
8.470% due 05/01/2026		2,000	1,734
8.720% due 05/01/2026		5,047	4,352

Incora
TBD% - 13.988% due 03/01/2024 «		20,573	21,829

LifeMiles Ltd.
10.900% due 08/30/2026		2,866	2,831

Lifepoint Health, Inc.
11.168% due 11/16/2028		5,700	5,694

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		2,786	2,694

NAC Aviation 29 DAC
7.501% due 06/30/2026		19,425	18,195

Obol France 3 SAS
8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	7,000	7,184

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$12,768	12,769
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		29,964	1,498

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	9,500	10,501

Project Quasar Pledgco SLU
7.083% (EUR001M + 3.250%) due 03/15/2026 «~		9,245	9,888

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		29,650	31,219

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(c)		5,466	5,572

Quantum Bidco Ltd.
10.965% (SONIA03M + 5.500%) due 01/31/2028 «~	GBP	20,000	23,963

Republic of Cote d’lvoire
9.055% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	700	746

Softbank Vision Fund
5.000% due 12/21/2025 «		$19,685	18,800

Steenbok Lux Finco 1 SARL
10.000% (EUR006M + 10.000%) due 06/30/2026 ~	EUR	60	67

Steenbok Lux Finco 2 SARL
10.000 due 06/30/2026		71,841	30,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% (EUR006M + 10.000%) due 06/30/2026 ~	EUR	40	$45

Sunseeker
TBD% - 5.550% due 10/31/2028 «		$22,100	21,153

Syniverse Holdings, Inc.
12.348% due 05/13/2027		2,732	2,416

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		3,866	193
1.750% due 02/26/2035 «		2,363	118

U.S. Renal Care, Inc.
10.470% due 06/20/2028		30,237	23,056

Windstream Services LLC
9.448% due 02/23/2027		16,810	16,642

Total Loan Participations and Assignments (Cost $418,155)			383,377

CORPORATE BONDS & NOTES 37.2%

BANKING & FINANCE 12.2%

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (c)(k)	EUR	5,980	6,970

ADLER Real Estate AG
3.000% due 04/27/2026 (k)		15,900	13,380

Agps Bondco PLC
4.625% due 01/14/2026 (k)		13,000	5,077
5.000% due 04/27/2027		1,800	670
6.000% due 08/05/2025		3,800	1,550

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)		727	763
7.708% due 01/18/2028 •(k)		6,500	7,194
8.000% due 01/22/2030 •(k)		1,603	1,785
10.500% due 07/23/2029 (k)		16,766	20,373

Claveau Re Ltd.
22.582% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$2,824	2,259

Corestate Capital Holding SA (Cash 10.000% or 11.000% PIK)
10.000% due 12/31/2026 «(c)	EUR	300	331

Corsair International Ltd.
8.802% due 01/28/2027 •		1,700	1,877
9.152% due 01/28/2029 •		1,100	1,214

Credit Suisse AG AT1 Claim		$800	96

East Lane Re Ltd.
14.582% due 03/31/2026		300	301

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		18,350	16,607

FloodSmart Re Ltd.
18.912% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(k)		3,920	3,924
22.662% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		1,120	1,051

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		2,347	2,216

Jefferson Capital Holdings LLC
6.000% due 08/15/2026		345	330

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025 (k)	EUR	1,100	1,104

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		$1,700	1,701

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		4,164	3,280

SVB Financial Group
1.800% due 02/02/2031 ^(d)		3,175	2,108
2.100% due 05/15/2028 ^(d)		400	263
3.125% due 06/05/2030 ^(d)		500	329
3.500% due 01/29/2025 ^(d)		200	132
4.345% due 04/29/2028 ^(d)		1,300	862
4.570% due 04/29/2033 ^(d)		4,000	2,645

Uniti Group LP
6.000% due 01/15/2030 (k)		21,202	14,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 02/15/2029 (k)		$26,904	$19,442
10.500% due 02/15/2028 (k)		6,343	6,436

Ursa Re Ltd.
14.582% due 12/07/2026		2,000	1,990

Veraison Re Ltd.
17.332% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		1,600	1,687

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		49,287	26,800

			171,586

INDUSTRIALS 23.7%

Altice Financing SA
5.750% due 08/15/2029 (k)		1,153	1,025

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)(k)		1,746	1,413

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)(k)		12,930	10,325

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)(k)		12,902	10,426

CGG SA
7.750% due 04/01/2027 (k)	EUR	3,800	3,882
8.750% due 04/01/2027 (k)		$19,353	17,648

Directv Financing LLC
5.875% due 08/15/2027 (k)		3,400	3,197

DISH DBS Corp.
5.250% due 12/01/2026 (k)		5,630	4,834

DISH Network Corp.
11.750% due 11/15/2027 (k)		7,400	7,731

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		48,922	46,726

Inter Media & Communication SpA
6.750% due 02/09/2027 (k)	EUR	4,200	4,482

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)(k)		$18,158	15,433

Legacy LifePoint Health LLC
4.375% due 02/15/2027		800	739

LifePoint Health, Inc.
9.875% due 08/15/2030 (k)		2,100	2,125
11.000% due 10/15/2030 (k)		7,980	8,414

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	2,300	2,284

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (k)		$11,400	8,624

Petroleos Mexicanos
6.700% due 02/16/2032 (k)		4,206	3,495
6.840% due 01/23/2030 (k)		2,000	1,736
8.750% due 06/02/2029 (k)		3,253	3,165

ProFrac Holdings LLC
12.581% due 01/23/2029 «		7,001	6,931

Times Square Hotel Trust
8.528% due 08/01/2026		345	345

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		222	210

U.S. Renal Care, Inc.
10.625% due 06/28/2028		7,141	5,480

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	340,000	24,745

Venture Global LNG, Inc.
9.500% due 02/01/2029		$1,800	1,906

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		14,989	12,386

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		83,934	76,380

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		51,680	45,319

			331,406

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	91

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.3%

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		$200	$135

NGD Holdings BV
6.750% due 12/31/2026 (k)		1,113	791

Oi SA
10.000% due 07/27/2025 ^		64,741	3,237

Peru LNG SRL
5.375% due 03/22/2030 (k)		16,625	13,772

			17,935

Total Corporate Bonds & Notes (Cost $630,536)			520,927

CONVERTIBLE BONDS & NOTES 1.8%

BANKING & FINANCE 1.7%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(c)(d)	EUR	1,518	878

PennyMac Corp.
5.500% due 03/15/2026 (k)		$24,225	22,439

			23,317

INDUSTRIALS 0.1%

DISH Network Corp.
3.375% due 08/15/2026 (k)		3,700	1,980

Total Convertible Bonds & Notes (Cost $29,660)			25,297

MUNICIPAL BONDS & NOTES 1.8%

PUERTO RICO 1.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		16,082	8,785
0.000% due 11/01/2051		28,610	13,910

			22,695

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		25,000	2,215

Total Municipal Bonds & Notes (Cost $26,344)			24,910

U.S. GOVERNMENT AGENCIES 1.8%

Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)		21,841	2,930
3.000% due 12/25/2032 - 01/25/2051 (a)(k)		12,501	1,941
3.500% due 05/25/2030 (a)(k)		3,878	224
4.000% due 09/25/2051 (a)(k)		23,913	5,202
4.500% due 07/25/2045 (a)(k)		2,334	462
5.000% due 08/25/2043 (a)(k)		2,572	493

Freddie Mac
0.547% due 07/15/2042 •(a)(k)		1,760	195
0.747% due 03/15/2043 - 11/15/2047 •(a)(k)		8,543	771
2.000% due 11/25/2050 - 01/25/2051 (a)(k)		18,794	1,639
3.000% due 11/25/2050 - 09/25/2051 (a)(k)		44,913	6,566
3.500% due 04/25/2041 (a)(k)		8,339	1,060
4.000% due 11/25/2048 - 06/25/2051 (a)(k)		13,961	2,656
4.500% due 12/25/2050 (a)(k)		4,210	932

Total U.S. Government Agencies (Cost $23,545)			25,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 45.6%

280 Park Avenue Mortgage Trust
8.485% due 09/15/2034 •(k)	$4,750	$4,245

Adjustable Rate Mortgage Trust
4.611% due 02/25/2036 (k)	6,741	4,382
4.611% due 02/25/2036 ~	1,127	726

Ashford Hospitality Trust
7.634% due 04/15/2035 •(k)	2,500	2,397
8.634% due 04/15/2035 •(k)	8,700	8,342

Atrium Hotel Portfolio Trust
8.709% due 12/15/2036 •(k)	1,111	942
9.059% due 06/15/2035 •(k)	11,037	10,315

Austin Fairmont Hotel Trust
7.659% due 09/15/2032 •(k)	4,900	4,804

Banc of America Funding Trust
2.726% due 09/26/2036 ~(k)	4,445	3,169
5.710% due 06/26/2036 •(k)	3,214	2,731
5.750% due 05/26/2036 «	294	184

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(k)	15,650	10,745
9.209% due 07/15/2037 ~(k)	4,000	3,665

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(k)	16,650	10,946

Bear Stearns Commercial Mortgage Securities Trust
5.566% due 01/12/2045 ~	37	36

Beast Mortgage Trust
8.926% due 03/15/2036 •(k)	5,750	3,568
9.926% due 03/15/2036 •	7,125	4,066

Beneria Cowen & Pritzer Collateral Funding Corp.
7.968% due 06/15/2038 •(k)	10,000	7,214
9.114% due 06/15/2038 •	5,000	3,360

Braemar Hotels & Resorts Trust
7.934% due 06/15/2035 •(k)	7,900	7,429

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(k)	1,300	1,123
3.790% due 12/15/2072 ~(k)	4,600	1,650
8.526% due 12/15/2036 •(k)	8,811	8,545

Citigroup Mortgage Loan Trust
4.546% due 08/25/2036 ~(k)	1,272	1,117

Colony Mortgage Capital Ltd.
8.196% due 11/15/2038 ~(k)	15,000	13,490

Commercial Mortgage Trust
6.809% due 06/15/2034 •	2,300	1,714
7.059% due 06/15/2034 ~(k)	4,950	3,201
7.903% due 06/15/2034 •(k)	7,400	3,111

Countrywide Alternative Loan Trust
6.250% due 12/25/2036 (k)	4,574	2,009

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2067 (a)	377,438	788
0.005% due 02/25/2067 (a)	377,438	136
2.569% due 07/25/2050	10,781	8,348
4.000% due 02/25/2067 (k)	11,699	7,221
4.000% due 02/25/2067	12,126	6,739
4.025% due 01/25/2060 (k)	8,144	5,838
4.076% due 02/25/2067	9,147	1,402
8.744% due 07/15/2032 •(k)	19,982	18,108

CRSNT Commercial Mortgage Trust
8.984% due 04/15/2036 •(k)	7,000	5,947

Deutsche Mortgage & Asset Receiving Corp.
4.006% due 11/27/2036 •(k)	6,340	5,585

DOLP Trust
0.665% due 05/10/2041 ~(a)	309,500	11,250
3.704% due 05/10/2041 ~(k)	32,400	15,835

DROP Mortgage Trust
8.226% due 10/15/2043 •(k)	5,500	3,970

Extended Stay America Trust
9.176% due 07/15/2038 ~(k)	17,549	17,215

Freddie Mac
10.087% due 02/25/2042 •(k)	2,600	2,696
10.837% due 01/25/2034 •(k)	4,000	4,261
12.837% due 10/25/2041 •(k)	22,000	23,174
13.837% due 02/25/2042 •(k)	1,200	1,292

GCT Commercial Mortgage Trust
8.826% due 02/15/2038 •(k)	49,700	2,814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
9.189% due 06/18/2039	GBP	1,940	$2,315

Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «		$13,000	45
0.000% due 04/15/2031 «		27,000	96

GS Mortgage Securities Corp. Trust
8.209% due 11/15/2032 •(k)		10,782	10,365

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		158	150
0.000% due 12/25/2060 ~(a)		172,234	4,103
0.165% due 12/25/2060 ~(a)		149,984	1,019
3.921% due 12/25/2060 ~(k)		34,468	20,559

Hawaii Hotel Trust
8.159% due 05/15/2038 •(k)		34,720	33,492
8.159% (TSFR1M + 2.797%) due 05/15/2038 ~(k)		5,000	4,823

Hilton Orlando Trust
8.309% due 12/15/2034 •(k)		6,953	6,830

HPLY Trust
8.625% due 11/15/2036 •		1,676	1,612

JP Morgan Alternative Loan Trust
5.750% due 03/25/2037 •(k)		13,568	13,862

JP Morgan Chase Commercial Mortgage Securities Trust
7.776% due 02/15/2035 •(k)		1,310	1,256
8.085% due 07/05/2033 ~(k)		5,012	4,048
8.435% due 07/05/2033 ~(k)		10,000	7,501
8.576% due 03/15/2036 •(k)		25,550	10,879
9.326% due 03/15/2036 ~(k)		9,500	3,520
10.326% due 03/15/2036		700	91

JP Morgan Resecuritization Trust
4.587% due 12/27/2046 •(k)		12,364	9,613

Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		141,189	3,510
0.000% due 04/25/2057 ~(a)		141,189	525
0.000% due 11/25/2058 ~(a)		117,899	514
0.000% due 11/25/2058 ~		117,899	376
1.674% due 04/25/2057 ~(k)		19,586	12,277
1.993% due 11/25/2058 ~(k)		16,205	9,276

Morgan Stanley Capital Trust
7.720% due 12/15/2036 •		4,294	1,292
7.859% due 11/15/2034 ~(k)		5,370	5,190
8.809% due 11/15/2034 •(k)		3,357	3,217

Morgan Stanley Re-REMIC Trust
3.109% due 03/26/2037 þ(k)		3,033	2,926

MRCD Mortgage Trust
2.718% due 12/15/2036 (k)		28,715	15,780

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(k)		15,192	8,135

New Orleans Hotel Trust
8.098% due 04/15/2032 •(k)		7,491	6,955

New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(k)		1,242	952
4.008% due 07/25/2059 ~(k)		5,000	3,341
4.328% due 07/25/2055 ~(k)		1,000	762

New York Mortgage Trust
5.250% due 07/25/2062 þ(k)		2,209	2,164

PMT Credit Risk Transfer Trust
8.371% due 02/27/2024 •(k)		15,814	15,750

Residential Accredit Loans, Inc. Trust
5.890% due 06/25/2037 •(k)		773	680

Seasoned Credit Risk Transfer Trust
3.074% due 05/25/2057 ~(k)		18,288	6,756
4.250% due 09/25/2060 (k)		7,547	6,824
4.250% due 03/25/2061 ~(k)		3,263	2,749
4.750% due 10/25/2058 ~(k)		2,360	2,176
12.415% due 09/25/2060 ~(k)		4,233	2,982
14.758% due 11/25/2060 ~(k)		5,541	4,146

SFO Commercial Mortgage Trust
8.376% due 05/15/2038 •(k)		18,000	13,928
9.126% due 05/15/2038 •(k)		8,000	5,728

Trinity Square PLC
0.000% due 07/15/2059 (g)(k)	GBP	10,853	29,961
8.720% due 07/15/2059 ~(k)		10,843	13,720
9.720% due 07/15/2059 •(k)		5,421	6,863

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.220% due 07/15/2059 •(k)	GBP	6,702	$8,532

VASA Trust
8.626% due 07/15/2039 •(k)		$10,000	6,465
9.376% due 07/15/2039 •(k)		7,000	3,966

Verus Securitization Trust
3.195% due 10/25/2063 ~(k)		1,800	1,449

Waikiki Beach Hotel Trust
7.756% due 12/15/2033 •(k)		3,000	2,917
8.406% due 12/15/2033 •(k)		5,000	4,739

WaMu Mortgage Pass-Through Certificates Trust
5.822% due 07/25/2047 •(k)		2,114	1,682
6.520% due 12/25/2045 ~(k)		12,689	10,567

Wells Fargo Mortgage-Backed Securities Trust
6.478% due 10/25/2036 ~(k)		231	216

Total Non-Agency Mortgage-Backed Securities (Cost $840,521)			638,012

ASSET-BACKED SECURITIES 22.3%

Aames Mortgage Investment Trust
8.170% due 01/25/2035 •(k)		5,000	3,555

ACE Securities Corp. Home Equity Loan Trust
5.845% due 08/25/2036 •(k)		24,327	18,150

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
7.270% due 07/25/2035 •(k)		7,500	5,983

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.160% due 01/25/2036 •(k)		21,429	20,009

Asset-Backed Securities Corp. Home Equity Loan Trust
5.700% due 05/25/2037 •(k)		8,083	5,568

Ayresome CDO Ltd.
6.012% due 12/08/2045 •(k)		25,992	8,202

Bear Stearns Asset-Backed Securities Trust
5.146% due 01/25/2037 •(k)		6,306	5,593

BNC Mortgage Loan Trust
6.970% due 11/25/2037 (k)		32,783	21,620

Carvana Auto Receivables Trust
0.000% due 01/10/2028 «(g)		10	1,323

College Avenue Student Loans LLC
4.120% due 07/25/2051		1,361	1,252

Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)		840,370	165
5.595% due 08/02/2049 •		29,910	225

Encore Credit Receivables Trust
7.225% due 10/25/2035 •(k)		5,815	5,296

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)		7	1,654
0.000% due 08/15/2031 «(g)		12	3,865
0.000% due 12/15/2033 «(g)		12	2,336

Fieldstone Mortgage Investment Trust
8.395% due 08/25/2034 •(k)		2,855	2,163

First Franklin Mortgage Loan Trust
5.780% due 10/25/2036 •(k)		6,000	4,754
6.400% due 11/25/2035 •(k)		8,078	6,790

First NLC Trust
6.490% due 12/25/2035 •(k)		10,880	9,226

Flagship Credit Auto Trust
0.000% due 04/17/2028 «(g)		10	994

FREED ABS Trust
0.000% due 09/20/2027 «(g)		4	331

Fremont Home Loan Trust
6.520% due 01/25/2035 (k)		6,979	5,177

Greenwood Park CLO Ltd.
0.000% due 04/15/2031 ~(k)		27,000	9,571

GSAMP Trust
5.920% due 08/25/2036 ~(k)		16,132	12,947

KKR CLO Ltd.
0.000% due 04/20/2034 ~(k)		10,000	7,520

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~(k)		5,600	2,879

Marlette Funding Trust
0.000% due 09/16/2030 «(g)		38	1,162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
6.055% due 01/25/2036 (k)	$6,239	$4,443

Montauk Point CDO Ltd.
5.994% due 04/06/2046 ~(k)	327,058	33
5.999% due 10/06/2042 •(k)	213,556	12,087

Morgan Stanley ABS Capital, Inc. Trust
6.580% due 07/25/2035 ~(k)	10,874	8,134

Morgan Stanley Home Equity Loan Trust
6.535% due 05/25/2035 •(k)	5,328	4,715

Myers Park CLO Ltd.
0.000% due 10/20/2030 «~	13,000	8,018

New Century Home Equity Loan Trust
6.490% due 06/25/2035 •(k)	17,505	16,973

PRET LLC
3.721% due 07/25/2051 þ(k)	2,600	2,336
3.967% due 09/25/2051 þ(k)	17,900	16,573

Ready Capital Mortgage Financing LLC
9.220% due 04/25/2038 •(k)	7,000	6,668

Residential Asset Mortgage Products Trust
6.745% due 02/25/2035	5,121	4,081

Securitized Asset-Backed Receivables LLC Trust
5.970% due 03/25/2036 •(k)	1,458	893

Sierra Madre Funding Ltd.
5.854% due 09/07/2039 •	1,041	733

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(g)	5	5,981

Specialty Underwriting & Residential Finance Trust
5.770% due 09/25/2037 •(k)	22,717	7,438

Structured Asset Investment Loan Trust
6.445% due 07/25/2035 (k)	10,604	7,734

Structured Asset Securities Corp. Mortgage Loan Trust
5.770% due 04/25/2036 •(k)	20,728	17,047

Structured Finance Advisors ABS CDO Ltd.
5.656% due 07/02/2037 •(k)	41,770	6,963

Summer Street Ltd.
5.875% due 12/06/2045 •(k)	49,629	12,607

Total Asset-Backed Securities (Cost $420,518)		311,767

SOVEREIGN ISSUES 1.1%

Argentina Government International Bond
3.500% due 07/09/2041 þ(k)	5,233	1,788

Ecuador Government International Bond
3.500% due 07/31/2035 þ(k)	3,300	1,186
6.000% due 07/31/2030 þ(k)	14,720	6,889

Russia Government International Bond
5.100% due 03/28/2035 ^(d)	200	81
5.625% due 04/04/2042 ^(d)	4,200	2,824

Ukraine Government International Bond
6.876% due 05/21/2031	10,700	2,491

Total Sovereign Issues (Cost $26,424)		15,259

	SHARES
COMMON STOCKS 8.6%

COMMUNICATION SERVICES 0.0%

Promotora de Informaciones SA (e)	1,623,357	520

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(j)	115,240,755	0

FINANCIALS 1.9%

ADLER Group SA «(e)	67,217	36

Banca Monte dei Paschi di Siena SpA (e)	2,274,000	7,647

Corestate Capital Holding SA «(e)(j)	632,951	0

		SHARES	MARKET VALUE (000S)

Intelsat Emergence SA «(e)(j)		652,149	$18,579

UBS Group AG		5,143	160

			26,422

HEALTH CARE 5.8%

Amsurg Equity «(e)(j)		1,571,862	80,622

INDUSTRIALS 0.9%

NAC Aviation «(e)(j)		373,201	6,220

Syniverse Holdings, Inc. «(j)		7,141,753	6,252

Voyager Aviation Holdings LLC «(e)		6,860	0

			12,472

REAL ESTATE 0.0%

ADLER Group SA		148,837	87

Total Common Stocks (Cost $125,667)			120,123

PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)		500,000	5
4.250% due 11/15/2026 ^(d)(i)		300,000	4
4.700% due 11/15/2031 ^(d)(i)		492,000	7

			16

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «		41,160	0

Total Preferred Securities (Cost $13,613)			16

REAL ESTATE INVESTMENT TRUSTS 1.9%

FINANCIALS 1.9%

Annaly Capital Management, Inc.		609,500	11,806

KKR Real Estate Finance Trust, Inc.		442,832	5,859

PennyMac Mortgage Investment Trust		556,200	8,315

Total Real Estate Investment Trusts (Cost $35,164)			25,980

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	598,000	1,723

U.S. TREASURY BILLS 3.4%
5.376% due 01/25/2024 - 03/28/2024 (f)(g)(n)		$48,455	48,098

Total Short-Term Instruments (Cost $49,834)			49,821

Total Investments in Securities (Cost $2,639,981)			2,140,560

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	93

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.0%

SHORT-TERM INSTRUMENTS 11.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.0%

PIMCO Short-Term Floating NAV Portfolio III	15,866,590	$154,334

Total Short-Term Instruments (Cost $154,296)		154,334

Total Investments in Affiliates (Cost $154,296)		154,334

Total Investments 164.0% (Cost $2,794,277)		$2,294,894

Financial Derivative Instruments (l)(m) 0.4% (Cost or Premiums, net $20,388)		5,770

Other Assets and Liabilities, net (64.4)%		(901,388)

Net Assets 100.0%		$1,399,276

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$65,680	$80,622	5.76%
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Intelsat Emergence SA	01/29/2021 - 07/03/2023	38,681	18,579	1.33
NAC Aviation	06/01/2022 - 07/27/2022	8,750	6,220	0.44
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	7,023	6,252	0.45

		$120,134	$111,673	7.98%

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOM	5.900%	12/04/2023	03/04/2024		$	(12,611)	$(12,671)
BPS	4.220	12/08/2023	TBD	(2)	EUR	(3,889)	(4,306)
	4.352	12/12/2023	03/12/2024			(401)	(444)
	4.355	12/01/2023	02/01/2024			(6,317)	(7,000)
	4.380	09/20/2023	TBD	(2)		(1,565)	(1,749)
	4.413	11/20/2023	01/22/2024			(15,382)	(17,070)
	5.750	11/07/2023	TBD	(2)	$	(16,178)	(16,323)
	5.800	12/07/2023	TBD	(2)		(1,093)	(1,097)
	5.850	12/07/2023	TBD	(2)		(5,948)	(5,973)
	6.050	11/20/2023	02/20/2024			(5,164)	(5,202)
	6.060	07/14/2023	01/10/2024			(46,089)	(47,423)
	6.060	12/26/2023	01/10/2024			(742)	(743)
	6.080	07/21/2023	01/17/2024			(11,897)	(12,229)
	6.120	07/31/2023	01/29/2024			(14,198)	(14,567)
	6.220	08/30/2023	02/26/2024			(2,676)	(2,734)
	6.500	12/20/2023	05/15/2024			(3,901)	(3,910)
	6.650	12/20/2023	04/16/2024			(81,393)	(81,586)
	6.650	12/20/2023	05/15/2024			(12,988)	(13,019)
	6.750	12/20/2023	04/16/2024			(1,878)	(1,883)
	6.830	12/20/2023	02/26/2024			(2,646)	(2,652)
	6.910	12/20/2023	04/16/2024			(9,277)	(9,300)
	6.950	12/20/2023	04/16/2024			(15,832)	(15,871)
BRC	4.250	09/20/2023	TBD	(2)	EUR	(1,281)	(1,430)
	6.431	12/15/2023	03/15/2024		GBP	(7,800)	(9,974)
	6.540	10/13/2023	01/12/2024		$	(5,374)	(5,453)
	6.540	11/29/2023	01/12/2024			(3,020)	(3,039)
	6.590	10/13/2023	01/12/2024			(9,701)	(9,845)
	6.617	11/20/2023	02/20/2024			(6,802)	(6,856)
	6.667	11/20/2023	02/20/2024			(2,918)	(2,942)
	6.670	12/12/2023	03/11/2024			(5,567)	(5,589)
	6.690	08/30/2023	02/26/2024			(7,490)	(7,664)
	6.700	09/05/2023	03/04/2024			(6,328)	(6,468)
	6.720	08/10/2023	02/06/2024			(24,765)	(25,435)
	6.720	12/12/2023	03/11/2024			(4,958)	(4,977)
	6.730	08/03/2023	01/31/2024			(11,322)	(11,644)
	6.732	07/10/2023	01/10/2024			(3,626)	(3,745)
	6.740	08/30/2023	02/26/2024			(778)	(796)
	6.750	09/05/2023	03/04/2024			(4,620)	(4,723)
	6.770	12/12/2023	03/11/2024			(12,196)	(12,244)
	6.800	09/05/2023	03/04/2024			(6,900)	(7,055)
BYR	6.100	11/20/2023	05/20/2024			(6,861)	(6,911)
	6.130	10/23/2023	04/22/2024			(27,751)	(28,082)
CIB	6.020	08/16/2023	02/16/2024			(20)	(20)
DBL	6.368	12/18/2023	02/16/2024			(1,071)	(1,071)
	6.922	12/08/2023	02/02/2024			(18,312)	(18,400)
	6.972	12/08/2023	02/02/2024			(22,962)	(23,074)
GLM	6.226	12/28/2023	09/27/2024			(13,741)	(13,753)
	6.700	10/26/2023	07/29/2024			(2,521)	(2,553)
	6.750	10/26/2023	07/29/2024			(1,564)	(1,584)
	6.780	10/26/2023	07/29/2024			(11,406)	(11,552)
JML	2.250	12/08/2023	TBD	(2)	EUR	(271)	(299)
	5.750	12/15/2023	02/02/2024		$	(6,564)	(6,583)
	5.950	12/15/2023	02/02/2024			(978)	(981)
JPS	6.610	07/03/2023	01/02/2024			(1,254)	(1,296)
	6.625	07/12/2023	01/08/2024			(3,325)	(3,432)
	6.630	01/02/2024	04/03/2024			(1,233)	(1,233)
	6.650	07/12/2023	01/08/2024			(11,983)	(12,368)
	6.680	07/03/2023	01/02/2024			(9,756)	(10,087)
	6.680	01/02/2024	04/03/2024			(8,708)	(8,708)
	6.710	07/03/2023	01/02/2024			(2,634)	(2,724)
	6.730	01/02/2024	04/03/2024			(2,432)	(2,432)
	6.880	01/02/2024	04/03/2024			(593)	(593)
MEI	5.760	12/22/2023	03/22/2024		GBP	(9,076)	(11,589)
MSB	6.010	11/06/2023	03/06/2024			(4,080)	(5,248)
	6.110	11/06/2023	03/06/2024			(5,619)	(7,230)
	6.160	11/06/2023	03/06/2024			(6,501)	(8,365)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	95

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	6.500%	11/27/2023	05/22/2024		$	(9,217)	$(9,276)
	6.600	12/11/2023	06/11/2024			(7,729)	(7,759)
	6.650	11/15/2023	05/13/2024			(1,981)	(1,999)
	6.650	12/05/2023	06/04/2024			(9,954)	(10,004)
	6.700	12/05/2023	06/03/2024			(29,753)	(29,906)
	6.750	12/05/2023	06/03/2024			(39,280)	(39,484)
MZF	6.550	12/13/2023	06/20/2024			(9,954)	(9,990)
	6.700	12/13/2023	06/20/2024			(6,518)	(6,542)
NOM	5.650	07/28/2023	TBD	(2)		(591)	(606)
RBC	6.470	12/18/2023	04/18/2024			(13,600)	(13,636)
	6.890	12/18/2023	04/18/2024			(3,594)	(3,604)
RCY	5.860	12/18/2023	01/17/2024			(5,096)	(5,108)
	6.020	08/17/2023	02/16/2024			(3,091)	(3,162)
RTA	6.000	12/19/2023	03/19/2024			(10,669)	(10,694)
	6.130	12/04/2023	04/04/2024			(23,229)	(23,342)
	6.180	12/04/2023	04/04/2024			(6,217)	(6,248)
	6.500	12/11/2023	04/12/2024			(3,356)	(3,369)
	6.550	12/11/2023	04/12/2024			(10,806)	(10,849)
	6.580	12/06/2023	06/04/2024			(13,532)	(13,599)
	6.600	12/11/2023	04/12/2024			(3,442)	(3,456)
	6.620	12/01/2023	04/01/2024			(17,792)	(17,893)
	6.630	01/02/2024	05/02/2024			(18,449)	(18,449)
	6.640	10/02/2023	01/02/2024			(18,079)	(18,383)
	6.650	01/02/2024	04/02/2024			(19,012)	(19,012)
	6.800	12/11/2023	04/11/2024			(2,405)	(2,415)
SOG	5.600	12/05/2023	TBD	(2)		(6,947)	(6,977)
	5.600	12/07/2023	TBD	(2)		(2,686)	(2,697)
	6.070	08/22/2023	02/22/2024			(4,398)	(4,496)
	6.120	07/24/2023	01/24/2024			(5,767)	(5,923)
	6.120	10/10/2023	04/10/2024			(2,500)	(2,536)
	6.650	10/04/2023	04/04/2024			(3,749)	(3,810)
	6.700	11/29/2023	05/28/2024			(8,386)	(8,438)
UBS	4.100	11/16/2023	TBD	(2)	EUR	(241)	(268)
	4.100	12/15/2023	06/06/2025			(314)	(347)
	4.180	05/10/2023	TBD	(2)		(2,410)	(2,728)
	4.230	05/10/2023	TBD	(2)		(5,818)	(6,587)
	4.371	11/14/2023	02/14/2024			(12,735)	(14,141)
	5.760	04/27/2023	01/22/2024		$	(15,801)	(16,433)
	5.920	10/03/2023	01/02/2024			(767)	(779)
	5.950	10/03/2023	01/02/2024			(3,059)	(3,105)
	6.100	07/10/2023	01/05/2024			(586)	(604)
	6.250	10/18/2023	01/05/2024			(4,572)	(4,632)
	6.420	06/30/2023	01/04/2024			(6,130)	(6,334)
	6.540	12/05/2023	06/05/2024			(3,706)	(3,725)
	6.620	06/30/2023	01/04/2024			(10,699)	(11,064)
	6.660	12/12/2023	01/12/2024			(2,708)	(2,718)
	6.770	06/30/2023	01/04/2024			(10,697)	(11,071)

Total Reverse Repurchase Agreements							$(1,005,997)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BOM	$0	$(12,671)	$0	$(12,671)	$15,233	$2,562
BPS	0	(265,081)	0	(265,081)	338,350	73,269
BRC	0	(129,879)	0	(129,879)	172,503	42,624
BYR	0	(34,993)	0	(34,993)	40,523	5,530
CIB	0	(20)	0	(20)	30	10
DBL	0	(42,545)	0	(42,545)	61,180	18,635
GLM	0	(29,442)	0	(29,442)	44,198	14,756
JML	0	(7,863)	0	(7,863)	9,401	1,538
JPS	0	(42,873)	0	(42,873)	41,280	(1,593)
MEI	0	(11,589)	0	(11,589)	13,716	2,127

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
MSB	$0	$(119,271)	$0	$(119,271)	$166,980	$47,709
MZF	0	(16,532)	0	(16,532)	24,306	7,774
NOM	0	(606)	0	(606)	762	156
RBC	0	(17,240)	0	(17,240)	23,162	5,922
RCY	0	(8,270)	0	(8,270)	9,383	1,113
RTA	0	(147,709)	0	(147,709)	142,433	(5,276)
SOG	0	(34,877)	0	(34,877)	44,772	9,895
UBS	0	(84,536)	0	(84,536)	105,846	21,310

Total Borrowings and Other Financing Transactions	$0	$(1,005,997)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(122,086)	$(44,711)	$(117,900)	$(284,697)
Convertible Bonds & Notes	0	(19,804)	0	0	(19,804)
U.S. Government Agencies	0	(5,108)	(15,854)	0	(20,962)
Non-Agency Mortgage-Backed Securities	0	(83,177)	(76,590)	(228,126)	(387,893)
Asset-Backed Securities	0	0	(107,405)	(126,640)	(234,045)
Sovereign Issues	0	0	(7,564)	(605)	(8,169)

Total Borrowings	$0	$(230,175)	$(252,124)	$(473,271)	$(955,570)

Payable for reverse repurchase agreements (4)					$(955,570)

(k)	Securities with an aggregate market value of $1,252,763 and cash of $13,319 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(1,011,999) at a weighted average interest rate of 6.172%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(50,427) is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	66	$(15,616)	$442	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	35	(8,424)	130	0	(3)
3-Month SOFR Active Contract December Futures	03/2026	38	(9,209)	87	0	(3)
3-Month SOFR Active Contract June Futures	09/2024	44	(10,503)	232	0	(2)
3-Month SOFR Active Contract June Futures	09/2025	35	(8,469)	91	0	(4)
3-Month SOFR Active Contract March Futures	06/2024	58	(13,777)	354	0	(1)
3-Month SOFR Active Contract March Futures	06/2025	31	(7,485)	95	0	(3)
3-Month SOFR Active Contract March Futures	06/2026	36	(8,724)	80	0	(3)
3-Month SOFR Active Contract September Futures	12/2024	41	(9,830)	183	0	(3)
3-Month SOFR Active Contract September Futures	12/2025	29	(7,025)	68	0	(3)

Total Futures Contracts				$1,762	$0	$(26)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	97

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	1.875%	EUR	1,000	$64	$19	$83	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	2.236		13,300	739	419	1,158	14	0

							$803	$438	$1,241	$14	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	25,800	$2,535	$19	$2,554	$0	$(82)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		9,800	286	5,829	6,115	191	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	09/21/2026	$	58,100	(4,282)	(241)	(4,523)	0	(12)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2027		584,200	(54)	20,634	20,580	293	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028		6,300	(259)	(611)	(870)	0	(1)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/15/2028		42,900	25	1,961	1,986	23	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		49,800	(924)	(26)	(950)	0	(23)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/21/2029		145,000	(1,424)	7,750	6,326	31	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		50,400	479	(361)	118	0	(38)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		40,100	9,900	2,303	12,203	152	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		27,100	6,527	1,247	7,774	103	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052		81,300	(245)	(2,540)	(2,785)	391	0
Pay (5)	6-Month EUR-EURIBOR	3.250	Annual	03/20/2029	EUR	43,600	2,033	(22)	2,011	0	(156)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		50,200	4,740	5,493	10,233	426	0
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		5,700	448	(84)	364	54	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		29,900	182	1,735	1,917	151	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	41,000	0	21	21	1	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		17,100	0	9	9	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		10,200	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,900	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		4,300	0	2	2	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		2,100	8	(1)	7	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		8,700	36	(7)	29	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		2,100	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		5,000	0	(4)	(4)	0	0

							$20,011	$43,114	$63,125	$1,816	$(312)

Total Swap Agreements							$20,814	$43,552	$64,366	$1,830	$(312)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,830	$1,830	$0	$(26)	$(312)	$(338)

Cash of $40,145 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	1,432		$1,819	$0	$(7)

BPS	01/2024	EUR	1,468		1,586	0	(35)
	01/2024	GBP	5,461		6,927	0	(34)
	01/2024	HUF	328,804		936	0	(12)
	01/2024		$10,640	EUR	9,745	128	(8)
	01/2024		3	HUF	967	0	0
	03/2024	IDR	3,263,802		$212	0	0

BRC	01/2024	EUR	147,708		162,447	0	(654)
	01/2024	GBP	245		310	0	(2)
	03/2024		$5,962	TRY	186,754	0	(60)
	04/2024		21,783		703,994	0	(327)

CBK	01/2024	CHF	116		$133	0	(5)
	01/2024	EUR	2,191		2,405	0	(14)
	01/2024	GBP	351		444	0	(3)
	01/2024	HUF	179,796		513	0	(5)
	01/2024	MXN	264,522		15,004	0	(504)
	01/2024		$14,190	MXN	260,661	1,092	0
	02/2024	BRL	7,669		$1,516	0	(60)
	02/2024		$718	BRL	3,682	39	0
	03/2024	PEN	217		$58	0	(1)
	03/2024		$1,181	IDR	18,212,064	1	0

MYI	01/2024	HUF	88,244		$251	0	(4)
	03/2024	IDR	12,424,949		808	1	0
	03/2024		$87	IDR	1,332,836	0	0

SCX	01/2024	GBP	239		$300	0	(4)
	03/2024	IDR	2,019,604		132	1	0

UAG	01/2024	CAD	10,101		7,447	0	(177)
	01/2024	GBP	29,669		37,547	0	(272)

Total Forward Foreign Currency Contracts						$1,262	$(2,188)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2024	1.142%	EUR	2,000	$(55)	$99	$44	$0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	$	1,900	(371)	54	0	(317)

								$(426)	$153	$44	$(317)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	$30	$0	$16	$16	$0
	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-LIBOR	Quarterly	01/24/2024	261	0	921	921	0
	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	01/31/2024	1,254	0	1,104	1,104	0
	Pay	Syniverse Holdings, Inc.	1-Month USD-LIBOR	Quarterly	03/29/2024	4,030	0	(506)	0	(506)
	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	01/29/2024	1,530	0	245	245	0
	Pay	Wm Morrison	1-Month USD-LIBOR	Quarterly	02/15/2024	2,649	0	3,697	3,697	0

							$0	$5,477	$5,983	$(506)

Total Swap Agreements							$(426)	$5,630	$6,027	$(823)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	99

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(7)	$0	$0	$(7)	$(7)	$0	$(7)
BPS	128	0	5,983	6,111	(89)	0	(506)	(595)	5,516	(2,500)	3,016
BRC	0	0	0	0	(1,043)	0	0	(1,043)	(1,043)	1,837	794
BYL	0	0	44	44	0	0	0	0	44	0	44
CBK	1,132	0	0	1,132	(592)	0	0	(592)	540	(500)	40
MYC	0	0	0	0	0	0	(317)	(317)	(317)	362	45
MYI	1	0	0	1	(4)	0	0	(4)	(3)	0	(3)
SCX	1	0	0	1	(4)	0	0	(4)	(3)	0	(3)
UAG	0	0	0	0	(449)	0	0	(449)	(449)	619	170

Total Over the Counter	$1,262	$0	$6,027	$7,289	$(2,188)	$0	$(823)	$(3,011)

(n)
Securities with an aggregate market value of $2,818 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$14	$0	$0	$1,816	$1,830

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,262	$0	$1,262
Swap Agreements	0	6,027	0	0	0	6,027

	$0	$6,027	$0	$1,262	$0	$7,289

	$0	$6,041	$0	$1,262	$1,816	$9,119

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	312	312

	$0	$0	$0	$0	$338	$338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,188	$0	$2,188
Swap Agreements	0	823	0	0	0	823

	$0	$823	$0	$2,188	$0	$3,011

	$0	$823	$0	$2,188	$338	$3,349

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$393	$0	$0	$(42,082)	$(41,689)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,220	$0	$1,220
Swap Agreements	0	4,433	0	0	0	4,433

	$0	$4,433	$0	$1,220	$0	$5,653

	$0	$4,826	$0	$1,220	$(42,082)	$(36,036)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(267)	$(267)
Swap Agreements	0	1,285	0	0	52,707	53,992

	$0	$1,285	$0	$0	$52,440	$53,725

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,304)	$0	$(1,304)
Swap Agreements	0	5,548	0	0	0	5,548

	$0	$5,548	$0	$(1,304)	$0	$4,244

	$0	$6,833	$0	$(1,304)	$52,440	$57,969

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$248,845	$134,532	$383,377
Corporate Bonds & Notes
Banking & Finance	0	144,455	27,131	171,586
Industrials	0	324,475	6,931	331,406
Utilities	0	17,935	0	17,935
Convertible Bonds & Notes
Banking & Finance	0	23,317	0	23,317
Industrials	0	1,980	0	1,980
Municipal Bonds & Notes
Puerto Rico	0	22,695	0	22,695
West Virginia	0	2,215	0	2,215
U.S. Government Agencies	0	25,071	0	25,071
Non-Agency Mortgage-Backed Securities	0	637,687	325	638,012
Asset-Backed Securities	0	286,103	25,664	311,767
Sovereign Issues	0	15,259	0	15,259
Common Stocks
Communication Services	520	0	0	520
Financials	7,647	160	18,615	26,422
Health Care	0	0	80,622	80,622
Industrials	0	0	12,472	12,472
Real Estate	87	0	0	87
Preferred Securities
Financials	0	16	0	16
Real Estate Investment Trusts
Financials	25,980	0	0	25,980

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short-Term Instruments
Hungary Treasury Bills	$0	$1,723	$0	$1,723
U.S. Treasury Bills	0	48,098	0	48,098

	$34,234	$1,800,034	$306,292	$2,140,560

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$154,334	$0	$0	$154,334

Total Investments	$188,568	$1,800,034	$306,292	$2,294,894

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,830	0	1,830
Over the counter	0	7,289	0	7,289

	$0	$9,119	$0	$9,119

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(338)	0	(338)
Over the counter	0	(3,011)	0	(3,011)

	$0	$(3,349)	$0	$(3,349)

Total Financial Derivative Instruments	$0	$5,770	$0	$5,770

Totals	$188,568	$1,805,804	$306,292	$2,300,664

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	101

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)	December 31, 2023	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$225,406	$58,078	$(111,894)	$3,981	$(19,691)	$18,353	$23,963	$(63,664)	$134,532	$3,840
Corporate Bonds & Notes
Banking & Finance	0	324	0	0	0	7	26,800	0	27,131	7
Industrials	0	6,931	0	0	0	0	0	0	6,931	0
Non-Agency Mortgage-Backed Securities	496	0	(36)	1	3	(139)	0	0	325	(148)
Asset-Backed Securities	30,821	0	0	161	0	(5,318)	0	0	25,664	(5,318)
Common Stocks
Financials	15,001	0	0	0	0	3,614	0	0	18,615	3,614
Health Care	0	65,680	0	0	0	14,942	0	0	80,622	14,942
Industrials	12,134	420	0	0	0	(82)	0	0	12,472	(82)
Rights
Industrials	324	0	(628)	0	628	(324)	0	0	0	0
Warrants
Industrials	494	0	(651)	0	651	(494)	0	0	0	0
Preferred Securities
Industrials	9,924	0	0	0	0	(9,924)	0	0	0	(9,924)
Short-Term Instruments
Short-Term Notes	331	0	(324)	0	10	(17)	0	0	0	0

Totals	$294,931	$131,433	$(113,533)	$4,143	$(18,399)	$20,618	$50,763	$(63,664)	$306,292	$6931

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$29,374	Comparable Companies	EBITDA Multiple	X	14.500	—
	80,449	Discounted Cash Flow	Discount Rate		7.070-26.490	13.179
	746	Indicative Market Quotation	Broker Quote		96.500	—
	23,963	Third Party Vendor	Broker Quote		94.000	—
Corporate Bonds & Notes
Banking & Finance	26,800	Expected Recovery	Recovery Rate		54.375	—
	331	Recent Transaction	Purchase Price		100.000	—
Industrials	6,931	Recent Transaction	Purchase Price		99.000	—
Non-Agency Mortgage-Backed Securities	141	Discounted Cash Flow	Discount Rate		30.000	—
	184	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	25,664	Discounted Cash Flow	Discount Rate		13.000-20.000	17.800
Common Stocks
Financials	18,579	Comparable Companies	EBITDA Multiple	X	4.000	—
	36	Option Pricing Model	Volatility		60.720	—
Health Care	80,622	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	6,252	Discounted Cash Flow	Discount Rate		17.280	—
	6,220	Indicative Market Quotation	Broker Quote	$	16.667	—

Total	$306,292

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements	December 31, 2023	(Unaudited)

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end
management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23, 1993

PIMCO Global StocksPLUS ® & Income Fund	February 16, 2005

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Access Income Fund	October 1, 2021

PIMCO Dynamic Income Fund	January 19, 2011

PIMCO Dynamic Income Opportunities Fund	December 23, 2019

PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities have established wholly-owned subsidiaries in Delaware. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of the Fund’s subsidiaries in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income
 Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual
forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation
 The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	103

Notes to Financial Statements	(Cont.)

engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares
 The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS ® & Income Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Access Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

PIMCO Dynamic Income Opportunities Fund	Monthly	Monthly

Each Fund other than PIMCO Global StocksPLUS
®
 & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. PIMCO Global StocksPLUS
®
 & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Certain Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the subsidiary will have no effect on a Fund’s U.S. federal income tax liability.
As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies,

104	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates
 In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU
2020-04,
Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU
2020-04
is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU
2021-1
and
ASU 2022-06,
which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU
2022-03,
Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU
2022-03
clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU
2022-03
is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Portfolio’s financial statements.

The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule
15c6-1)
and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a
24-month
compliance period following the effective date for fund groups with net assets of $1 billion or more (and a
30-month
compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	105

Notes to Financial Statements	(Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies
 The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting

106	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy
 U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.
∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy
Level
 1, Level
 2 and Level
 3 trading assets and trading liabilities, at fair value
 The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	107

Notes to Financial Statements	(Cont.)

assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities,
non-U.S.
bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

108	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than
institutional-sized
or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates
Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form NPORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2023 (amounts in thousands
†
):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income (1)	Realized Net Capital Gain Distributions (1)

PCM Fund, Inc.	$0	$12,863	$(3,300)	$1	$2	$9,566	$59	$0

PIMCO Global StocksPLUS ® & Income Fund	0	24,922	(10,600)	0	3	14,325	113	0

PIMCO Strategic Income Fund, Inc.	0	28,659	(23,900)	1	1	4,761	56	0

PIMCO Access Income Fund	0	117,463	(25,600)	3	22	91,888	419	0

PIMCO Dynamic Income Fund	0	747,986	(155,600)	25	135	592,546	3,180	0

PIMCO Dynamic Income Opportunities Fund	0	236,793	(82,500)	3	38	154,334	906	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)
The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended December 31, 2023 (amounts in thousands
†
, except number of shares).

PIMCO Dynamic Income Fund

Security Name	Market Value at 06/30/2023	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2023	Dividend Income	Shares Held at 12/31/2023

Amsurg Equity	$0	$146,968	$0	$0	$33,435	$180,403	$0	3,517,243

Neiman Marcus Group Ltd. LLC	91,591	0	0	0	(1,243)	90,348	0	602,840

Sierra Hamilton Holder LLC	3	0	0	0	0	3	0	30,337,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments
 are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

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In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities
 directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that

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Notes to Financial Statements	(Cont.)

private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations
 (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations
 (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay
and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.
Parallel-pay
CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay
CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC
bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined
range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities
 (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are

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slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment
In-Kind
Securities
 may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds
 are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts
 (“REITs”)
are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.
Restricted Investments
 are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises
 are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of
TBA-eligible

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Notes to Financial Statements	(Cont.)

securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants
 are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
When-Issued Transactions
 are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements
 Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party
repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements
 In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined
repurchase date and the

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agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales
 Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.
The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS
®
 & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS
®
 & Income Fund.

(a) Forward Foreign Currency Contracts
 may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts
 are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The

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Notes to Financial Statements	(Cont.)

primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange-traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts
 may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and
Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indexes
 (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements

are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront

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premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to
Rule 35d-1
under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.
To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements
 on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (
i.e.
, to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver

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Notes to Financial Statements	(Cont.)

option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements
 may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a

118	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements
 are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2023.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS ® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Access Income Fund (PAXS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Asset Allocation	X	X	X	X	X	X

Call	X	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations	X	X	X	X	X	X

Confidential Information Access	X	X	X	X	X	X

Contingent Convertible Securities	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X

Corporate Debt	X	X	X	X	X	X

Counterparty	X	X	X	X	X	X

“Covenant-lite” Obligations	X	X	X	X	X	X

Credit Default Swaps	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Cyber Security	X	X	X	X	X	X

Debt Securities	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Distressed and Defaulted Securities	X	X	X	X	X	X

Distribution Rate	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Equity Securities and Related Market	X	X	X	X	X	X

Focused Investment	X	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS ® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Access Income Fund (PAXS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Foreign (Non·U.S.) Investment	X	X	X	X	X	X

Foreign Loan Originations	—	—	—	X	X	X

High Yield Securities	X	X	X	X	X	X

Inflation/Deflation	X	X	X	X	X	X

Inflation-Indexed Security	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Leverage	X	X	X	X	X	X

Limited Term	—	—	—	X	—	X

Liquidity	X	X	X	X	X	X

Loan Origination	—	—	—	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X	X	X	X	X

Management	X	X	X	X	X	X

Market Discount	X	X	X	X	X	X

Market Disruptions	X	X	X	X	X	X

Market	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Mortgage-Related Derivative Instruments	X	X	X	X	X	X

Non-Diversification	—	—	—	X	—	X

Operational	X	X	X	X	X	X

Other Investment Companies	X	X	X	X	X	X

Platform	—	—	—	X	X	X

Portfolio Turnover	X	X	X	X	X	X

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities	X	X	X	X	X	X

Preferred Securities	X	X	X	X	X	X

Privacy and Data Security	X	X	X	X	X	X

Private Placement and Restricted Securities	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X

Regulation S Securities	X	X	X	X	—	—

Regulatory Changes	X	X	X	X	X	X

Regulatory Risk-Commodity Pool Operator	X	X	X	X	X	X

Regulatory Risk-LIBOR	—	—	—	X	X	X

Reinvestment	X	X	X	X	X	X

REIT	—	—	—	X	X	—

Repurchase Agreements	X	X	X	X	X	X

Risk Retention Investment	X	X	X	X	X	X

Securities Lending	—	—	—	—	X	—

Senior Debt	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Smaller Company	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	—	—	—	X	—

Structured Investments	X	X	X	X	X	X

Subprime	X	X	X	X	X	X

Subsidiary	—	—	—	X	X	X

Synthetic Convertible Securities	X	X	X	X	X	X

Tax	X	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X	X

Valuation	X	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	—	—	—	X	X	X

120	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

Asset Allocation Risk
 is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk
 is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower- yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
 is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk
 is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk
 is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Convertible Securities Risk
 is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk
 is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk
 is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk
 is the risk that covenant-lite obligations contain fewer maintenance covenants than other

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Notes to Financial Statements	(Cont.)

obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk
 is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk
 is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk
 is the risk that investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, or derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk
 is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.

These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk
 is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.

Derivatives Risk
 is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of

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a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.
Over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk
 is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk
 is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk
 is the risk of investing in emerging market securities, primarily increased foreign
(non-U.S.)
investment risk.

Equity Securities and Related Market Risk
 is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk
 is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign
(Non-U.S.)
Investment Risk
 is the risk that investing in foreign
(non-U.S.)
securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk
 is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk
 is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk
 is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation

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Notes to Financial Statements	(Cont.)

decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk
 is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.

Interest Rate Risk
 is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Issuer Risk
  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Leverage Risk
 is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

Limited Term Risk
 is the risk that unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about a date specified in the Fund’s Prospectus.

Liquidity Risk
 is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk
 is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk
 is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy

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a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent a Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk
 is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Discount Risk
 is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.

Market Disruptions Risk
 is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/ environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets , interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation or other factors relating to the Fund’s investments or PIMCO’s operations and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk
 is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or companies.

Mortgage-Related and Other Asset-Backed Securities Risk
 is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related Derivative Instruments Risk
 is the risk associated with mortgage-related and other asset-backed instruments, privately- issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage- Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”

Non-Diversification
Risk
 is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are
“non-diversified”
may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk
 is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk
 is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

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Notes to Financial Statements	(Cont.)

Platform Risk
 is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk
 is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax
returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
 is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk
 is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Privacy and Data Security Risk
 is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placement and Restricted Securities Risk
 is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk
 is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental
issuers.

Real Estate Risk is the risk
 associated with investing in real estate investments, including investments in equity or debt securities issued by private and public real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), private or public real estate-related

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loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Regulation S Securities Risk
 is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory Changes Risk
 is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or rule proposals that may prevent funds from participating in certain markets. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Regulatory Risk — Commodity Pool Operator
 is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator.

Regulatory Risk — LIBOR
 is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.
Reinvestment Risk
 is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk
 is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income- producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

Repurchase Agreements Risk
 is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Risk Retention Investment Risk
 is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk
 is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.

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Notes to Financial Statements	(Cont.)

Senior Debt Risk
 is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk
 is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Smaller Company Risk
 is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Sovereign Debt Risk
 is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk
 is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk
 is the risk that the Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk
 is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk
 is the risk that, by investing in a Fund’s subsidiary, the Fund would be indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Synthetic Convertible Securities Risk
 is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk
 is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

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U.S. Government Securities Risk
 is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk
 is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk
 is the risk presented by the market prices of
zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	129

Notes to Financial Statements	(Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee
 PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement.

Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS ® & Income Fund	1.105%	(2)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Access Income Fund	1.250%	(4)

PIMCO Dynamic Income Fund	1.100%	(5)

PIMCO Dynamic Income Opportunities Fund	1.150%	(5)

(1)
Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)
Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)
Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs and borrowings).

(5)
Management fees calculated based on the Fund’s average daily “total managed assets.” Total managed assets include total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

130	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign
(non-U.S.)
affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Fund Expenses
 With respect to each Fund other than PIMCO Access Income Fund and PIMCO Dynamic Income Opportunities Fund, each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Access Income Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called
“broker-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)) (for these purposes, it is understood that “portfolio transaction expenses” shall be interpreted broadly to include, by way of example and without limitation, any expenses relating to the Fund’s investments (including those made by a subsidiary of the Fund) in commercial and residential real estate, including for-sale
and
for-rent
housing, office, hotel, retail and industrial investments, and/or any other expenses incurred by a direct or indirect portfolio investment of the Fund, such as expenses paid directly by a portfolio investment and other expenses that are capitalized or otherwise embedded into the cost basis of a portfolio investment); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	131

Notes to Financial Statements	(Cont.)

reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine
matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its Shares under the Securities Act of 1933, as amended (the “Securities Act”), and with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other Share repurchases and redemptions; (xiii) fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action
and/or other relief from the SEC in connection with the operation of a managed distribution plan (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Dynamic Income Opportunities Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the
Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine
matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including registration fees), legal, marketing, printing, accounting and other expenses,

132	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act, and the rules and regulations thereunder, and the initial registration of its Shares under the Securities Act of 1933, as amended, and with respect to Share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other repurchases and redemptions, and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action
and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xiii) expenses of the Fund which are capitalized in accordance with U.S. GAAP Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end
funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands
†
):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$0	$261	$5,413	$14,577

Global StocksPLUS ® & Income Fund	324,211	324,075	9,726	8,348

PIMCO Strategic Income Fund, Inc.	2,398,365	2,357,804	48,797	17,703

PIMCO Access Income Fund	0	0	78,848	63,183

PIMCO Dynamic Income Fund	0	0	570,495	617,443

PIMCO Dynamic Income Opportunities Fund	193	12,911	160,601	288,774

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	133

Notes to Financial Statements	(Cont.)

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Access Income Fund (“PAXS”) has the authority to issue 43.3 million shares of $0.00001 par value common shares. Each of PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Dynamic Income Fund (“PDI”) and PIMCO Dynamic Income Opportunities Fund (“PDO”) has been authorized to issue an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, PDI had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statement, PDI may offer and sell Common
Shares having an aggregate offering value of up to $2,000,000,000. PDI may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.
As of the end of the reporting period, PDO had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act. Pursuant to such Shelf Registration Statement, PDO may offer and sell Common Shares having an aggregate offering value of up to $500,000,000.

PDI and PDO have each entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each respective Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under its respective Sales Agreement.

The aggregate dollar amount of Common Shares registered under PDI’s and PDO’s Shelf Registration Statement as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by the Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PDI		PDO
	Six Months Ended 12/31/2023	Year Ended 06/30/2023	Six Months Ended 12/31/2023	Year Ended 06/30/2023

Common Shares registered (aggregate $)	$2,000,000,000	$1,000,000,000	$500,000,000	$500,000,000

Common Shares sold	17,986,406	33,640,810	1,066,194	37,311

Offering proceeds (net of offering costs)	324,491,453	659,396,856	13,728,723	526,677

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. BASIS FOR CONSOLIDATION

PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund’s subsidiaries were each formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

134	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

Fund name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets †

PIMCO Access Income Fund	PAXSLS I LLC	12/13/2021	0.0%

PIMCO Access Income Fund	RLM 4355 LLC	12/13/2021	0.0%

PIMCO Dynamic Income Fund	PCILS I LLC	03/07/2013	0.0%

PIMCO Dynamic Income Fund	PDILS I LLC	03/12/2013	0.0%

PIMCO Dynamic Income Opportunities Fund	PDOLS I LLC	01/15/2021	0.0%

PIMCO Dynamic Income Opportunities Fund	RLM 4365 LLC	01/15/2021	0.0%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.
The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PCM Fund, Inc.	$1,206	$12,859

PIMCO Global StocksPLUS ® & Income Fund	24,926	11,787

PIMCO Strategic Income Fund, Inc.	32,348	53,741

PIMCO Access Income Fund	37,291	13,113

PIMCO Dynamic Income Fund	293,082	371,130

PIMCO Dynamic Income Opportunities Fund	20,765	159,793

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)

PCM Fund, Inc.	$151,317	$15,339	$(30,217)	$(14,878)

PIMCO Global StocksPLUS ® & Income Fund	162,111	18,297	(33,488)	(15,191)

PIMCO Strategic Income Fund, Inc.	674,900	49,360	(95,795)	(46,435)

PIMCO Access Income Fund	1,280,153	55,722	(179,672)	(123,950)

PIMCO Dynamic Income Fund	9,192,967	690,205	(1,658,686)	(968,481)

PIMCO Dynamic Income Opportunities Fund	2,814,665	114,935	(564,300)	(449,365)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	135

Notes to Financial Statements	(Cont.)	December 31, 2023	(Unaudited)

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 02, 2024, the following distributions were declared to common shareholders payable February 01, 2024 to shareholders of record on January 12, 2024:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS ® & Income Fund	$0.069000 per common share
PIMCO Strategic Income Fund, Inc.	$0.051000 per common share
PIMCO Access Income Fund	$0.149400 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share
PIMCO Dynamic Income Opportunities Fund	$0.127900 per common share

On February 01, 2024, the following distributions were declared to common shareholders payable March 01, 2024 to shareholders of record on February 12, 2024:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS ® & Income Fund	$0.069000 per common share
PIMCO Strategic Income Fund, Inc.	$0.051000 per common share
PIMCO Access Income Fund	$0.149400 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share
PIMCO Dynamic Income Opportunities Fund	$0.127900 per common share

There were no other subsequent events identified that require recognition or disclosure.

136	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	NOM	Nomura Securities International, Inc.

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	RBC	Royal Bank of Canada

BNY	Bank of New York Mellon	FICC	Fixed Income Clearing Corporation	RCE	Royal Bank of Canada Europe Limited

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BOM	Bank of Montreal	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.

BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BYL	Barclays Bank PLC London Branch	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

CDC	Natixis Securities Americas LLC	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

CDI	Natixis Singapore	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC

CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC	WFS	Wells Fargo Securities, LLC

DBL	Deutsche Bank AG London	MYI	Morgan Stanley & Co. International PLC

DEU	Deutsche Bank Securities, Inc.	MZF	Mizuho Securities USA LLC

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol

BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty

CAD	Canadian Dollar	HUF	Hungarian Forint	TRY	Turkish New Lira

CHF	Swiss Franc	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR006M	6 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	EUR012M	12 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

CAONREPO	Canadian Overnight Repo Rate Average	LIBOR03M	3 Month USD-LIBOR	SONIA03M	Sterling Overnight Index Average 3 Month

CDOR03M	3 month CDN Swap Rate	LIBOR06M	6 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

EUR001M	1 Month EUR Swap Rate	NDDUEAFE	MSCI EAFE Index	TSFR1M	Term SOFR 1-Month

EUR003M	3 Month EUR Swap Rate	PENAAA	Penultimate AAA Sub-Index	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	137

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule
19a-1(e)
under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form
1099-DIV
(for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PCM Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0518	$0.0000	$0.0282	$0.0800

August 2023	$0.0386	$0.0000	$0.0414	$0.0800

September 2023	$0.0443	$0.0000	$0.0357	$0.0800

October 2023	$0.0487	$0.0000	$0.0313	$0.0800

November 2023	$0.0603	$0.0000	$0.0197	$0.0800

December 2023	$0.0391	$0.0000	$0.0409	$0.0800

PIMCO Global StocksPLUS ® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0690	$0.0000	$0.0000	$0.0690

August 2023	$0.0690	$0.0000	$0.0000	$0.0690

September 2023	$0.0690	$0.0000	$0.0000	$0.0690

October 2023	$0.0485	$0.0000	$0.0205	$0.0690

November 2023	$0.0690	$0.0000	$0.0000	$0.0690

December 2023	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Strategic Income Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0488	$0.0000	$0.0022	$0.0510

August 2023	$0.0505	$0.0000	$0.0005	$0.0510

September 2023	$0.0487	$0.0000	$0.0023	$0.0510

October 2023	$0.0506	$0.0000	$0.0004	$0.0510

November 2023	$0.0478	$0.0000	$0.0032	$0.0510

December 2023	$0.0510	$0.0000	$0.0000	$0.0510

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1669	$0.0000	$0.0536	$0.2205

August 2023	$0.1234	$0.0000	$0.0971	$0.2205

September 2023	$0.1325	$0.0000	$0.0880	$0.2205

October 2023	$0.1394	$0.0000	$0.0811	$0.2205

November 2023	$0.1929	$0.0000	$0.0276	$0.2205

December 2023	$0.1608	$0.0000	$0.0597	$0.2205

PIMCO Dynamic Income Opportunities Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1059	$0.0000	$0.0220	$0.1279

August 2023	$0.1001	$0.0000	$0.0278	$0.1279

September 2023	$0.1009	$0.0000	$0.0270	$0.1279

October 2023	$0.0728	$0.0000	$0.0551	$0.1279

November 2023	$0.1279	$0.0000	$0.0000	$0.1279

December 2023	$0.1279	$0.0000	$0.0000	$0.1279

138	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Access Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1214	$0.0000	$0.0280	$0.1494

August 2023	$0.1489	$0.0000	$0.0005	$0.1494

September 2023	$0.1128	$0.0000	$0.0366	$0.1494

October 2023	$0.1169	$0.0000	$0.0325	$0.1494

November 2023	$0.1494	$0.0000	$0.0000	$0.1494

December 2023	$0.1117	$0.0000	$0.0377	$0.1494

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	139

Changes to Portfolio Managers	(Unaudited)

Effective October 2, 2023, Daniel J. Ivascyn, Alfred T. Murata, Russell Gannaway, Bryan Tsu, and Giang Bui are primarily responsible for the day-to-day management of PIMCO PCM Fund, Inc.

140	PIMCO CLOSED-END FUNDS

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive,
Newport Beach, CA, 92660

Custodian
State Street Bank and Trust Company
1100 Main Street, Suite 400
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar
Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4010SAR_123123

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 4, 2024, the following individuals have primary responsibility for the day-to-day management of the PCM Fund, Inc. (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since May 2002. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since June 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Russell Gannaway - Mr. Gannaway is a managing director and portfolio manager in the Newport Beach office, focusing on PIMCO’s suite of alternative credit strategies. Mr. Gannaway is a senior member of the Tactical Opportunities portfolio management team and a member of the portfolio committee for several opportunistic credit and real estate funds. Prior to joining PIMCO in 2009, he served as an associate with JER Partners in New York.

Bryan Tsu - Mr. Tsu has been a portfolio manager of the Fund since June 2017. Mr. Tsu is an executive vice president and portfolio manager in the New York office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions.

Giang Bui

Ms. Bui has been a portfolio manager of the Fund since October 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs. She has 24 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles and an undergraduate degree from the University of California, San Diego.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2023, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	22	$184,109.08	24	$99,993.65	27	$39,157.74
Alfred T. Murata[2]	22	$188,475.34	22	$46,920.92	6	$1,476.14
Russell Gannaway[3]	6	$9,876.97	9	$13,791.21	0	$0.00
Bryan Tsu[4]	17	$17,871.22	7	$8,689.62	31	$63,273.34
Giang Bui[5]	7	$5,218.21	3	$7,190.21	1	$466.66

1 Of these Other Pooled Investment Vehicles, 10 accounts totaling $18,483.74 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 1 account totaling $318.34 million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 5 accounts totaling $8,858.53 million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles, 6 accounts totaling $13,603.15 million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles, 3 accounts totaling $3,260.56 million in assets pays an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 4 accounts totaling $535.16 million in assets pay an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles, 2 account(s) totaling $6,783.38 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades.  A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds.

Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

(a)(3)

As of December 31, 2023, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups and;

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of December 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2023
Daniel J. Ivascyn	$500,001 - $1,000,000
Alfred T. Murata	None
Russell Gannaway	None
Bryan Tsu	$10,001 - $50,000

Giang Bui	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PCM Fund, Inc.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 4, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 4, 2024